UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-07205

Variable Insurance Products Fund III

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2020

Item 1.

Reports to Stockholders

Fidelity® Variable Insurance Products:

Growth & Income Portfolio

Annual Report

December 31, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Past 10 years
Initial Class	7.85%	11.62%	11.66%
Service Class	7.74%	11.50%	11.54%
Service Class 2	7.59%	11.34%	11.37%
Investor Class	7.76%	11.53%	11.56%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth & Income Portfolio - Initial Class on December 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$30,117	VIP Growth & Income Portfolio - Initial Class
$36,700	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 18.40% in 2020, a highly volatile and unpredictable year that will be remembered by most investors for the impact of the coronavirus pandemic. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that culminated with the index closing the year at an all-time high. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings and the potential for a COVID-19 vaccine breakthrough. The rally slowed in early September, when the S&P 500 began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November (+11%) was a much different story, however, as investors reacted favorably to election results. The momentum continued in December (+4%), driven by regulatory approvals for two COVID-19 vaccines in the U.S. By sector for the full year, information technology (+44%) and consumer discretionary (+33%) led the way, boosted by a handful of large growth stocks. In contrast, energy shares (-34%) struggled along with global oil demand and pricing.

Comments from Portfolio Manager Matthew Fruhan:  For the year, the fund's share classes gained about 8%, underperforming the benchmark S&P 500® Index. The primary detractor from performance versus the benchmark was an overweighting in energy. Weak picks in the health care sector, especially within the pharmaceuticals, biotechnology & life sciences industry, also hampered the fund's relative result. Also hampering our result was an underweighting and stock picks in information technology. The biggest individual relative detractor was an overweight position in Exxon Mobil (-36%). Exxon Mobil was among the fund's biggest holdings. Also hindering performance was our overweighting in Wells Fargo, which returned roughly -42%. Wells Fargo was one of our largest holdings. Avoiding Amazon.com, a benchmark component that gained roughly 76%, also hurt performance. In contrast, the largest contributor to performance versus the benchmark was an underweighting in utilities. The biggest individual relative contributor was an overweight position in Qualcomm (+77%). Qualcomm was among the biggest holdings at year-end. Also boosting value was our outsized stake in United Parcel Service, which gained approximately 48%. Another notable relative contributor was our lighter-than-benchmark stake in AT&T (-21%), a position not held at period end. Notable changes in positioning include increased exposure to the information technology sector and a lower allocation to consumer staples.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2020

% of fund's net assets
Microsoft Corp.(a)	6.2
General Electric Co.	5.6
Comcast Corp. Class A	3.7
Apple, Inc.(a)	3.6
Wells Fargo & Co.	3.4
Exxon Mobil Corp.	3.3
Bank of America Corp.	3.1
Altria Group, Inc.	2.9
Qualcomm, Inc.(a)	2.8
Bristol-Myers Squibb Co.	2.2
36.8

 (a) Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of December 31, 2020

% of fund's net assets
Information Technology	20.9
Financials	16.7
Industrials	16.0
Health Care	16.0
Communication Services	8.3

Asset Allocation (% of fund's net assets)

As of December 31, 2020*,**
Stocks	99.4%
Bonds	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.5%

 * Foreign investments - 14.3%

 ** Written options - (0.0)%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
COMMUNICATION SERVICES - 8.3%
Diversified Telecommunication Services - 0.9%
Verizon Communications, Inc.	274,980	$16,155,075
Entertainment - 3.1%
Activision Blizzard, Inc.	99,000	9,192,150
Nintendo Co. Ltd. ADR	62,900	5,064,708
The Walt Disney Co.	118,800	21,524,184
Vivendi SA	490,700	15,813,851
		51,594,893
Media - 4.3%
Comcast Corp. Class A	1,205,362	63,160,969
Interpublic Group of Companies, Inc.	360,100	8,469,552
Omnicom Group, Inc.	19,600	1,222,452
		72,852,973

TOTAL COMMUNICATION SERVICES		140,602,941

CONSUMER DISCRETIONARY - 3.4%
Auto Components - 0.7%
BorgWarner, Inc.	320,480	12,383,347
Automobiles - 0.2%
Harley-Davidson, Inc.	84,000	3,082,800
Hotels, Restaurants & Leisure - 0.3%
Marriott International, Inc. Class A	9,900	1,306,008
Starbucks Corp.	37,600	4,022,448
		5,328,456
Household Durables - 0.8%
Sony Corp. sponsored ADR	31,200	3,154,320
Whirlpool Corp.	58,200	10,504,518
		13,658,838
Specialty Retail - 1.2%
Lowe's Companies, Inc. (a)	123,117	19,761,510
Textiles, Apparel & Luxury Goods - 0.2%
NIKE, Inc. Class B (a)	13,900	1,966,433
Puma AG	7,750	872,084
Tapestry, Inc. (a)	28,900	898,212
		3,736,729

TOTAL CONSUMER DISCRETIONARY		57,951,680

CONSUMER STAPLES - 7.4%
Beverages - 2.2%
Anheuser-Busch InBev SA NV ADR	38,800	2,712,508
Diageo PLC sponsored ADR	41,800	6,638,258
Keurig Dr. Pepper, Inc.	111,000	3,552,000
Pernod Ricard SA	13,700	2,624,300
Remy Cointreau SA	9,368	1,742,985
The Coca-Cola Co.	350,153	19,202,391
		36,472,442
Food & Staples Retailing - 0.7%
Sysco Corp.	157,000	11,658,820
Food Products - 0.2%
Lamb Weston Holdings, Inc.	38,100	2,999,994
Household Products - 0.5%
Colgate-Palmolive Co.	17,400	1,487,874
Energizer Holdings, Inc.	57,200	2,412,696
Spectrum Brands Holdings, Inc.	64,500	5,094,210
		8,994,780
Personal Products - 0.1%
Unilever PLC	41,800	2,531,035
Tobacco - 3.7%
Altria Group, Inc.	1,208,000	49,528,000
British American Tobacco PLC sponsored ADR	343,100	12,862,819
		62,390,819

TOTAL CONSUMER STAPLES		125,047,890

ENERGY - 6.8%
Oil, Gas & Consumable Fuels - 6.8%
Cabot Oil & Gas Corp.	80,500	1,310,540
Cenovus Energy, Inc.	7,000	42,280
Cenovus Energy, Inc. (Canada)	2,015,004	12,268,270
Equinor ASA sponsored ADR	205,600	3,375,952
Exxon Mobil Corp.	1,372,300	56,566,206
Hess Corp.	353,200	18,645,428
Kosmos Energy Ltd.	1,165,730	2,739,466
Magellan Midstream Partners LP	31,700	1,345,348
Phillips 66 Co.	86,500	6,049,810
Royal Dutch Shell PLC Class B sponsored ADR	343,100	11,531,591
		113,874,891
FINANCIALS - 16.7%
Banks - 11.1%
Bank of America Corp.	1,708,512	51,784,999
JPMorgan Chase & Co.	169,832	21,580,552
M&T Bank Corp.	29,500	3,755,350
PNC Financial Services Group, Inc.	144,772	21,571,028
Truist Financial Corp.	367,504	17,614,467
U.S. Bancorp	289,298	13,478,394
Wells Fargo & Co.	1,893,179	57,136,142
		186,920,932
Capital Markets - 3.7%
Brookfield Asset Management, Inc. Class A	86,145	3,555,204
KKR & Co. LP	157,893	6,393,088
Morgan Stanley	103,083	7,064,278
Northern Trust Corp.	230,345	21,454,333
Raymond James Financial, Inc.	69,900	6,687,333
S&P Global, Inc.	300	98,619
State Street Corp.	245,279	17,851,406
		63,104,261
Consumer Finance - 0.5%
Discover Financial Services	88,100	7,975,693
Shriram Transport Finance Co. Ltd.	43,053	616,731
		8,592,424
Insurance - 1.0%
Chubb Ltd.	38,600	5,941,312
Marsh & McLennan Companies, Inc.	44,742	5,234,814
Old Republic International Corp.	47,100	928,341
The Travelers Companies, Inc.	27,400	3,846,138
		15,950,605
Thrifts & Mortgage Finance - 0.4%
Essent Group Ltd.	66,900	2,890,080
Radian Group, Inc.	191,850	3,884,963
		6,775,043

TOTAL FINANCIALS		281,343,265

HEALTH CARE - 15.6%
Biotechnology - 0.9%
AbbVie, Inc.	39,300	4,210,995
Alexion Pharmaceuticals, Inc. (b)	58,700	9,171,288
Intercept Pharmaceuticals, Inc. (b)	48,358	1,194,443
		14,576,726
Health Care Equipment & Supplies - 1.0%
Becton, Dickinson & Co.	27,076	6,774,957
Boston Scientific Corp. (b)	198,600	7,139,670
GN Store Nord A/S	12,500	996,427
Sonova Holding AG Class B	6,040	1,570,965
		16,482,019
Health Care Providers & Services - 6.6%
AmerisourceBergen Corp.	57,210	5,592,850
Cardinal Health, Inc.	207,600	11,119,056
Cigna Corp.	108,990	22,689,538
CVS Health Corp.	314,264	21,464,231
McKesson Corp. (a)	114,988	19,998,713
Patterson Companies, Inc.	159,043	4,712,444
UDG Healthcare PLC (United Kingdom)	47,400	505,592
UnitedHealth Group, Inc.	73,900	25,915,252
		111,997,676
Pharmaceuticals - 7.1%
Bayer AG	318,733	18,776,943
Bristol-Myers Squibb Co.	590,400	36,622,512
GlaxoSmithKline PLC sponsored ADR	609,094	22,414,659
Johnson & Johnson	214,959	33,830,247
Sanofi SA sponsored ADR	156,900	7,623,771
		119,268,132

TOTAL HEALTH CARE		262,324,553

INDUSTRIALS - 16.0%
Aerospace & Defense - 1.5%
Airbus Group NV	7,500	823,082
General Dynamics Corp.	35,800	5,327,756
Huntington Ingalls Industries, Inc.	26,800	4,568,864
MTU Aero Engines Holdings AG	7,600	1,981,086
Raytheon Technologies Corp.	48,987	3,503,060
Safran SA (b)	22,400	3,174,839
The Boeing Co.	24,200	5,180,252
		24,558,939
Air Freight & Logistics - 2.7%
DSV Panalpina A/S	6,200	1,041,983
Expeditors International of Washington, Inc.	2,095	199,255
FedEx Corp.	38,100	9,891,522
United Parcel Service, Inc. Class B	204,572	34,449,925
		45,582,685
Building Products - 0.3%
A.O. Smith Corp.	16,700	915,494
Johnson Controls International PLC	103,000	4,798,770
		5,714,264
Commercial Services & Supplies - 0.5%
Healthcare Services Group, Inc. (c)	203,200	5,709,920
HNI Corp.	29,000	999,340
Interface, Inc.	124,400	1,306,200
Ritchie Bros. Auctioneers, Inc.	4,000	278,042
		8,293,502
Electrical Equipment - 1.2%
Acuity Brands, Inc.	30,000	3,632,700
Hubbell, Inc. Class B	36,679	5,750,900
Rockwell Automation, Inc.	5,100	1,279,131
Vertiv Holdings Co.	13,000	242,710
Vertiv Holdings LLC (d)	450,000	8,401,500
		19,306,941
Industrial Conglomerates - 6.0%
3M Co.	35,600	6,222,524
General Electric Co.	8,832,950	95,395,860
		101,618,384
Machinery - 1.9%
Caterpillar, Inc.	16,000	2,912,320
Cummins, Inc.	14,000	3,179,400
Donaldson Co., Inc.	150,200	8,393,176
Epiroc AB Class A	62,100	1,128,651
Flowserve Corp.	75,800	2,793,230
Fortive Corp.	59,100	4,185,462
Kardex AG	1,700	374,628
Nordson Corp.	6,200	1,245,890
Otis Worldwide Corp.	22,643	1,529,535
Stanley Black & Decker, Inc.	15,400	2,749,824
Westinghouse Air Brake Co.	51,221	3,749,377
		32,241,493
Professional Services - 0.3%
Equifax, Inc.	16,500	3,181,860
RELX PLC (London Stock Exchange)	91,800	2,250,242
Robert Half International, Inc.	2,600	162,448
		5,594,550
Road & Rail - 0.7%
J.B. Hunt Transport Services, Inc.	13,682	1,869,645
Knight-Swift Transportation Holdings, Inc. Class A	229,338	9,590,915
		11,460,560
Trading Companies & Distributors - 0.9%
Brenntag AG	8,900	692,078
Fastenal Co.	38,100	1,860,423
MSC Industrial Direct Co., Inc. Class A	2,000	168,780
Watsco, Inc. (c)	56,092	12,707,643
		15,428,924

TOTAL INDUSTRIALS		269,800,242

INFORMATION TECHNOLOGY - 20.9%
Electronic Equipment & Components - 0.3%
CDW Corp.	27,300	3,597,867
Vontier Corp. (b)	23,640	789,576
		4,387,443
IT Services - 4.7%
Amadeus IT Holding SA Class A	132,700	9,795,551
DXC Technology Co.	32,100	826,575
Edenred SA	78,000	4,422,349
Fidelity National Information Services, Inc.	122,100	17,272,266
Genpact Ltd.	135,000	5,583,600
IBM Corp.	49,900	6,281,412
MasterCard, Inc. Class A	6,700	2,391,498
Unisys Corp. (b)	210,696	4,146,497
Visa, Inc. Class A	131,976	28,867,110
		79,586,858
Semiconductors & Semiconductor Equipment - 4.4%
Analog Devices, Inc.	38,200	5,643,286
Applied Materials, Inc.	48,600	4,194,180
Intel Corp.	31,400	1,564,348
Lam Research Corp.	5,600	2,644,712
Marvell Technology Group Ltd.	66,300	3,151,902
NXP Semiconductors NV	53,400	8,491,134
Qualcomm, Inc. (a)	315,061	47,996,393
		73,685,955
Software - 7.7%
Microsoft Corp. (a)	469,418	104,407,949
Open Text Corp.	42,600	1,935,725
SAP SE sponsored ADR (c)	148,700	19,388,993
Temenos Group AG	27,400	3,817,631
		129,550,298
Technology Hardware, Storage & Peripherals - 3.8%
Apple, Inc. (a)	458,932	60,895,687
Samsung Electronics Co. Ltd.	41,980	3,124,186
		64,019,873

TOTAL INFORMATION TECHNOLOGY		351,230,427

MATERIALS - 2.0%
Chemicals - 1.3%
DuPont de Nemours, Inc.	198,300	14,101,113
Nutrien Ltd.	97,780	4,704,256
PPG Industries, Inc.	25,600	3,692,032
		22,497,401
Metals & Mining - 0.7%
BHP Billiton Ltd. sponsored ADR (c)	174,400	11,395,296

TOTAL MATERIALS		33,892,697

REAL ESTATE - 1.0%
Equity Real Estate Investment Trusts (REITs) - 1.0%
American Tower Corp.	27,800	6,239,988
CoreSite Realty Corp.	22,900	2,868,912
Equinix, Inc.	2,600	1,856,868
Public Storage	700	161,651
Simon Property Group, Inc.	64,400	5,492,032
		16,619,451
UTILITIES - 1.0%
Electric Utilities - 0.8%
Duke Energy Corp.	29,200	2,673,552
Entergy Corp.	34,900	3,484,416
Exelon Corp.	37,000	1,562,140
Southern Co.	87,900	5,399,697
		13,119,805
Multi-Utilities - 0.2%
CenterPoint Energy, Inc.	67,200	1,454,208
Sempra Energy	17,900	2,280,639
		3,734,847

TOTAL UTILITIES		16,854,652

TOTAL COMMON STOCKS
(Cost $1,216,655,132)		1,669,542,689

Convertible Preferred Stocks - 0.3%
HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.3%
Becton, Dickinson & Co. 6.50%	40,000	2,211,200
Boston Scientific Corp. Series A 5.50%	23,900	2,611,827
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $4,390,000)		4,823,027
	Principal Amount	Value

Convertible Bonds - 0.1%
HEALTH CARE - 0.1%
Biotechnology - 0.1%
Intercept Pharmaceuticals, Inc. 2% 5/15/26 (Cost $2,449,250)	3,194,000	1,901,673
	Shares	Value

Money Market Funds - 2.3%
Fidelity Cash Central Fund 0.11% (e)	8,192,555	8,194,193
Fidelity Securities Lending Cash Central Fund 0.11% (e)(f)	30,885,571	30,888,660
TOTAL MONEY MARKET FUNDS
(Cost $39,082,853)		39,082,853
TOTAL INVESTMENT IN SECURITIES - 101.8%
(Cost $1,262,577,235)		1,715,350,242
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(30,521,816)
NET ASSETS - 100%		$1,684,828,426

Written Options
	Counterparty	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Call Options
Apple, Inc.	Chicago Board Options Exchange	452	$5,997,588	$135.00	1/15/21	$(117,294)
Lowe's Companies, Inc.	Chicago Board Options Exchange	121	1,942,171	195.00	1/15/21	(544)
McKesson Corp.	Chicago Board Options Exchange	105	1,826,160	190.00	1/15/21	(3,623)
Microsoft Corp.	Chicago Board Options Exchange	226	5,026,692	240.00	1/15/21	(6,780)
NIKE, Inc.	Chicago Board Options Exchange	139	1,966,433	140.00	1/15/21	(49,693)
Qualcomm, Inc.	Chicago Board Options Exchange	315	4,798,710	140.00	1/15/21	(415,800)
Qualcomm, Inc.	Chicago Board Options Exchange	122	1,858,548	165.00	3/19/21	(70,455)
Qualcomm, Inc.	Chicago Board Options Exchange	122	1,858,548	165.00	1/15/21	(8,601)
Tapestry, Inc.	Chicago Board Options Exchange	280	870,240	27.50	1/15/21	(106,400)
TOTAL WRITTEN OPTIONS						$(779,190)

Legend

 (a) Security or a portion of the security has been segregated as collateral for open options. At period end, the value of securities pledged amounted to $26,145,090.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,401,500 or 0.5% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Vertiv Holdings LLC	2/6/20	$4,500,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$241,933
Fidelity Securities Lending Cash Central Fund	198,890
Total	$440,823

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$140,602,941	$140,602,941	$--	$--
Consumer Discretionary	57,951,680	57,079,596	872,084	--
Consumer Staples	125,047,890	125,047,890	--	--
Energy	113,874,891	113,874,891	--	--
Financials	281,343,265	281,343,265	--	--
Health Care	267,147,580	240,980,218	26,167,362	--
Industrials	269,800,242	260,583,895	9,216,347	--
Information Technology	351,230,427	337,617,245	13,613,182	--
Materials	33,892,697	33,892,697	--	--
Real Estate	16,619,451	16,619,451	--	--
Utilities	16,854,652	16,854,652	--	--
Corporate Bonds	1,901,673	--	1,901,673	--
Money Market Funds	39,082,853	39,082,853	--	--
Total Investments in Securities:	$1,715,350,242	$1,663,579,594	$51,770,648	$--
Derivative Instruments:
Liabilities
Written Options	$(779,190)	$(779,190)	$--	$--
Total Liabilities	$(779,190)	$(779,190)	$--	$--
Total Derivative Instruments:	$(779,190)	$(779,190)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Written Options(a)	$0	$(779,190)
Total Equity Risk	0	(779,190)
Total Value of Derivatives	$0	$(779,190)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.7%
United Kingdom	3.4%
Germany	2.4%
France	2.2%
Canada	1.3%
Others (Individually Less Than 1%)	5.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value (including securities loaned of $30,134,140) — See accompanying schedule: Unaffiliated issuers (cost $1,223,494,382)	$1,676,267,389
Fidelity Central Funds (cost $39,082,853)	39,082,853
Total Investment in Securities (cost $1,262,577,235)		$1,715,350,242
Receivable for investments sold		280,441
Receivable for fund shares sold		1,117,745
Dividends receivable		3,182,209
Interest receivable		8,162
Distributions receivable from Fidelity Central Funds		7,395
Prepaid expenses		1,910
Other receivables		9,248
Total assets		1,719,957,352
Liabilities
Payable for investments purchased	$551,697
Payable for fund shares redeemed	1,940,366
Accrued management fee	592,257
Distribution and service plan fees payable	195,183
Written options, at value (premium received $834,747)	779,190
Other affiliated payables	149,431
Other payables and accrued expenses	32,652
Collateral on securities loaned	30,888,150
Total liabilities		35,128,926
Net Assets		$1,684,828,426
Net Assets consist of:
Paid in capital		$1,186,428,955
Total accumulated earnings (loss)		498,399,471
Net Assets		$1,684,828,426
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($377,942,184 ÷ 16,899,580 shares)		$22.36
Service Class:
Net Asset Value, offering price and redemption price per share ($115,375,835 ÷ 5,215,703 shares)		$22.12
Service Class 2:
Net Asset Value, offering price and redemption price per share ($908,013,476 ÷ 41,797,180 shares)		$21.72
Investor Class:
Net Asset Value, offering price and redemption price per share ($283,496,931 ÷ 12,741,141 shares)		$22.25

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Dividends		$38,913,211
Interest		70,179
Income from Fidelity Central Funds (including $198,890 from security lending)		440,823
Total income		39,424,213
Expenses
Management fee	$6,261,323
Transfer agent fees	1,121,548
Distribution and service plan fees	2,008,306
Accounting fees	456,719
Custodian fees and expenses	35,672
Independent trustees' fees and expenses	8,281
Audit	65,101
Legal	6,398
Miscellaneous	46,232
Total expenses before reductions	10,009,580
Expense reductions	(40,533)
Total expenses after reductions		9,969,047
Net investment income (loss)		29,455,166
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	43,806,684
Fidelity Central Funds	6,732
Foreign currency transactions	5,175
Written options	1,846,713
Total net realized gain (loss)		45,665,304
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,089)	54,811,148
Fidelity Central Funds	(418)
Assets and liabilities in foreign currencies	26,540
Written options	167,360
Total change in net unrealized appreciation (depreciation)		55,004,630
Net gain (loss)		100,669,934
Net increase (decrease) in net assets resulting from operations		$130,125,100

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$29,455,166	$30,682,954
Net realized gain (loss)	45,665,304	70,854,211
Change in net unrealized appreciation (depreciation)	55,004,630	267,440,980
Net increase (decrease) in net assets resulting from operations	130,125,100	368,978,145
Distributions to shareholders	(102,686,211)	(169,253,703)
Share transactions - net increase (decrease)	98,890,002	109,647,473
Total increase (decrease) in net assets	126,328,891	309,371,915
Net Assets
Beginning of period	1,558,499,535	1,249,127,620
End of period	$1,684,828,426	$1,558,499,535

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Growth & Income Portfolio Initial Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$22.17	$19.38	$22.71	$20.15	$18.88
Income from Investment Operations
Net investment income (loss)A	.42	.46	.46	.38	.35
Net realized and unrealized gain (loss)	1.23	4.91	(2.42)	2.96	2.38
Total from investment operations	1.65	5.37	(1.96)	3.34	2.73
Distributions from net investment income	(.42)	(.77)B	(.08)	(.28)	(.32)
Distributions from net realized gain	(1.03)	(1.81)B	(1.29)	(.51)	(1.14)
Total distributions	(1.46)C	(2.58)	(1.37)	(.78)C	(1.46)
Net asset value, end of period	$22.36	$22.17	$19.38	$22.71	$20.15
Total ReturnD,E	7.85%	30.05%	(8.98)%	16.90%	16.08%
Ratios to Average Net AssetsF,G
Expenses before reductions	.54%	.54%	.55%	.55%	.56%
Expenses net of fee waivers, if any	.54%	.54%	.54%	.55%	.56%
Expenses net of all reductions	.53%	.54%	.54%	.55%	.56%
Net investment income (loss)	2.18%	2.27%	2.08%	1.78%	1.91%
Supplemental Data
Net assets, end of period (000 omitted)	$377,942	$358,103	$361,868	$433,702	$375,639
Portfolio turnover rateH	26%	34%	41%	35%	34%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Growth & Income Portfolio Service Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$21.95	$19.21	$22.52	$19.99	$18.75
Income from Investment Operations
Net investment income (loss)A	.40	.44	.43	.35	.33
Net realized and unrealized gain (loss)	1.21	4.87	(2.39)	2.94	2.35
Total from investment operations	1.61	5.31	(1.96)	3.29	2.68
Distributions from net investment income	(.40)	(.75)B	(.06)	(.25)	(.31)
Distributions from net realized gain	(1.03)	(1.81)B	(1.29)	(.51)	(1.14)
Total distributions	(1.44)C	(2.57)C	(1.35)	(.76)	(1.44)C
Net asset value, end of period	$22.12	$21.95	$19.21	$22.52	$19.99
Total ReturnD,E	7.74%	29.94%	(9.07)%	16.77%	15.94%
Ratios to Average Net AssetsF,G
Expenses before reductions	.64%	.64%	.65%	.65%	.66%
Expenses net of fee waivers, if any	.64%	.64%	.64%	.65%	.66%
Expenses net of all reductions	.63%	.64%	.64%	.65%	.66%
Net investment income (loss)	2.08%	2.17%	1.98%	1.68%	1.81%
Supplemental Data
Net assets, end of period (000 omitted)	$115,376	$118,198	$101,089	$125,661	$119,952
Portfolio turnover rateH	26%	34%	41%	35%	34%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Growth & Income Portfolio Service Class 2

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$21.58	$18.94	$22.22	$19.74	$18.54
Income from Investment Operations
Net investment income (loss)A	.37	.40	.39	.32	.30
Net realized and unrealized gain (loss)	1.18	4.78	(2.35)	2.90	2.33
Total from investment operations	1.55	5.18	(1.96)	3.22	2.63
Distributions from net investment income	(.38)	(.73)B	(.04)	(.23)	(.29)
Distributions from net realized gain	(1.03)	(1.81)B	(1.28)	(.51)	(1.14)
Total distributions	(1.41)	(2.54)	(1.32)	(.74)	(1.43)
Net asset value, end of period	$21.72	$21.58	$18.94	$22.22	$19.74
Total ReturnC,D	7.59%	29.68%	(9.19)%	16.61%	15.81%
Ratios to Average Net AssetsE,F
Expenses before reductions	.79%	.79%	.80%	.80%	.81%
Expenses net of fee waivers, if any	.79%	.79%	.79%	.80%	.81%
Expenses net of all reductions	.78%	.79%	.79%	.80%	.81%
Net investment income (loss)	1.93%	2.02%	1.83%	1.53%	1.66%
Supplemental Data
Net assets, end of period (000 omitted)	$908,013	$790,495	$527,879	$546,278	$356,194
Portfolio turnover rateG	26%	34%	41%	35%	34%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Growth & Income Portfolio Investor Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$22.07	$19.30	$22.62	$20.07	$18.82
Income from Investment Operations
Net investment income (loss)A	.41	.44	.44	.36	.33
Net realized and unrealized gain (loss)	1.21	4.90	(2.41)	2.96	2.37
Total from investment operations	1.62	5.34	(1.97)	3.32	2.70
Distributions from net investment income	(.41)	(.75)B	(.06)	(.26)	(.31)
Distributions from net realized gain	(1.03)	(1.81)B	(1.29)	(.51)	(1.14)
Total distributions	(1.44)	(2.57)C	(1.35)	(.77)	(1.45)
Net asset value, end of period	$22.25	$22.07	$19.30	$22.62	$20.07
Total ReturnD,E	7.76%	29.97%	(9.05)%	16.83%	15.96%
Ratios to Average Net AssetsF,G
Expenses before reductions	.61%	.62%	.62%	.63%	.64%
Expenses net of fee waivers, if any	.61%	.62%	.62%	.63%	.64%
Expenses net of all reductions	.61%	.62%	.62%	.63%	.64%
Net investment income (loss)	2.10%	2.19%	2.01%	1.70%	1.83%
Supplemental Data
Net assets, end of period (000 omitted)	$283,497	$291,704	$258,292	$320,793	$278,661
Portfolio turnover rateH	26%	34%	41%	35%	34%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020

1. Organization.

VIP Growth & Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$570,043,035
Gross unrealized depreciation	(122,440,146)
Net unrealized appreciation (depreciation)	$447,602,889
Tax Cost	$1,266,968,163

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,750,684
Undistributed long-term capital gain	$45,031,035
Net unrealized appreciation (depreciation) on securities and other investments	$447,629,084

The tax character of distributions paid was as follows:

	December 31, 2020	December 31, 2019
Ordinary Income	$29,484,425	$ 55,463,400
Long-term Capital Gains	73,201,786	113,790,303
Total	$102,686,211	$ 169,253,703

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded and OTC written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options" and are representative of volume of activity during the period.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Growth & Income Portfolio	462,766,470	362,852,788

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .43% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$103,703
Service Class 2	1,904,603
$2,008,306

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. Effective February 1, 2020, the Board approved to change the fee from .145% to .142% for Investor Class, and from .065% to .064% for all other classes. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$210,830.06
Service Class	65,838.06
Service Class 2	484,078.06
Investor Class	360,802.14
	$1,121,548

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Growth & Income Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Growth & Income Portfolio	$9,801

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note, and amounted to 41,439,706 and 21,054,827, respectively.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $17,964.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
VIP Growth & Income Portfolio	$3,375

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Growth & Income Portfolio	$17,697	$1,941	$–

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $33,463 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $938.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6,132.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2020	Year ended December 31, 2019
Distributions to shareholders
Initial Class	$23,820,213	$46,606,368
Service Class	7,568,632	13,356,788
Service Class 2	52,427,068	75,342,570
Investor Class	18,870,298	33,947,977
Total	$102,686,211	$169,253,703

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2020	Year ended December 31, 2019	Year ended December 31, 2020	Year ended December 31, 2019
Initial Class
Shares sold	4,431,851	1,846,345	$84,585,498	$37,347,746
Reinvestment of distributions	1,120,957	2,438,613	23,820,213	46,606,368
Shares redeemed	(4,806,114)	(6,804,914)	(93,599,673)	(138,699,268)
Net increase (decrease)	746,694	(2,519,956)	$14,806,038	$(54,745,154)
Service Class
Shares sold	194,351	164,313	$3,612,761	$3,299,507
Reinvestment of distributions	360,081	704,412	7,568,632	13,356,788
Shares redeemed	(724,655)	(745,285)	(13,854,349)	(15,001,321)
Net increase (decrease)	(170,223)	123,440	$(2,672,956)	$1,654,974
Service Class 2
Shares sold	7,576,371	8,237,220	$134,274,373	$162,227,794
Reinvestment of distributions	2,537,601	4,030,890	52,427,068	75,342,570
Shares redeemed	(4,942,164)	(3,520,175)	(92,856,140)	(68,921,732)
Net increase (decrease)	5,171,808	8,747,935	$93,845,301	$168,648,632
Investor Class
Shares sold	2,085,858	1,144,138	$39,525,615	$22,973,119
Reinvestment of distributions	892,615	1,781,169	18,870,298	33,947,977
Shares redeemed	(3,457,444)	(3,088,141)	(65,484,294)	(62,832,075)
Net increase (decrease)	(478,971)	(162,834)	$(7,088,381)	$(5,910,979)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 20% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 53% of the total outstanding shares of the Fund.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund III and Shareholders of VIP Growth & Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Growth & Income Portfolio (the "Fund"), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 9, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 305 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
VIP Growth & Income Portfolio
Initial Class	.53%
Actual		$1,000.00	$1,216.10	$2.95
Hypothetical-C		$1,000.00	$1,022.47	$2.69
Service Class	.63%
Actual		$1,000.00	$1,215.90	$3.51
Hypothetical-C		$1,000.00	$1,021.97	$3.20
Service Class 2.78%
Actual		$1,000.00	$1,214.80	$4.34
Hypothetical-C		$1,000.00	$1,021.22	$3.96
Investor Class	.61%
Actual		$1,000.00	$1,215.90	$3.40
Hypothetical-C		$1,000.00	$1,022.07	$3.10

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Growth & Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Growth & Income Portfolio
Initial Class	02/05/2021	02/05/2021	$0.082	$0.598
Service Class	02/05/2021	02/05/2021	$0.079	$0.598
Service Class 2	02/05/2021	02/05/2021	$0.074	$0.598
Investor Class	02/05/2021	02/05/2021	$0.079	$0.598

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $45,031,034, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class, Service Class, Service Class 2, and Investor Class designate 100% of the dividends distributed in February and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	11,873,719,424.880	95.467
Withheld	563,733,484.061	4.533
TOTAL	12,437,452,908.941	100.000
Donald F. Donahue
Affirmative	11,885,423,471.800	95.562
Withheld	552,029,437.141	4.438
TOTAL	12,437,452,908.941	100.000
Bettina Doulton
Affirmative	11,900,857,560.658	95.686
Withheld	536,595,348.283	4.314
TOTAL	12,437,452,908.941	100.000
Vicki L. Fuller
Affirmative	11,897,618,142.237	95.660
Withheld	539,834,766.704	4.340
TOTAL	12,437,452,908.941	100.000
Patricia L. Kampling
Affirmative	11,903,021,284.235	95.703
Withheld	534,431,624.706	4.297
TOTAL	12,437,452,908.941	100.000
Alan J. Lacy
Affirmative	11,856,684,544.198	95.330
Withheld	580,768,364.743	4.670
TOTAL	12,437,452,908.941	100.000
Ned C. Lautenbach
Affirmative	11,824,513,544.259	95.072
Withheld	612,939,364.683	4.928
TOTAL	12,437,452,908.941	100.000
Robert A. Lawrence
Affirmative	11,876,961,150.727	95.494
Withheld	560,491,758.215	4.506
TOTAL	12,437,452,908.941	100.000
Joseph Mauriello
Affirmative	11,834,415,540.516	95.151
Withheld	603,037,368.425	4.849
TOTAL	12,437,452,908.941	100.000
Cornelia M. Small
Affirmative	11,856,824,619.655	95.332
Withheld	580,628,289.286	4.668
TOTAL	12,437,452,908.941	100.000
Garnett A. Smith
Affirmative	11,800,183,109.304	95.158
Withheld	637,269,799.637	5.124
TOTAL	12,437,452,908.941	100.000
David M. Thomas
Affirmative	11,862,989,291.482	95.381
Withheld	574,463,617.459	4.619
TOTAL	12,437,452,908.941	100.000
Susan Tomasky
Affirmative	11,892,512,654.887	95.619
Withheld	544,940,254.055	4.381
TOTAL	12,437,452,908.941	100.000
Michael E. Wiley
Affirmative	11,861,612,322.369	95.370
Withheld	575,840,586.573	4.630
TOTAL	12,437,452,908.941	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	1,064,861,055.915	83.744
Against	95,343,612.189	7.498
Abstain	111,359,919.082	8.758
Broker Non-Vote	0.00	0.00
TOTAL	1,271,564,587.185	100.000
Proposal 1 reflects trust wide proposal and voting results.

VIPGI-ANN-0221
1.540026.123

Fidelity® Variable Insurance Products:

Dynamic Capital Appreciation Portfolio

Annual Report

December 31, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Past 10 years
Initial Class	33.61%	16.07%	14.63%
Service Class	33.48%	15.96%	14.53%
Service Class 2	33.34%	15.79%	14.35%
Investor Class	33.54%	15.99%	14.55%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Dynamic Capital Appreciation Portfolio - Initial Class on December 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$39,164	VIP Dynamic Capital Appreciation Portfolio - Initial Class
$36,700	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 18.40% in 2020, a highly volatile and unpredictable year that will be remembered by most investors for the impact of the coronavirus pandemic. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that culminated with the index closing the year at an all-time high. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings and the potential for a COVID-19 vaccine breakthrough. The rally slowed in early September, when the S&P 500 began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November (+11%) was a much different story, however, as investors reacted favorably to election results. The momentum continued in December (+4%), driven by regulatory approvals for two COVID-19 vaccines in the U.S. By sector for the full year, information technology (+44%) and consumer discretionary (+33%) led the way, boosted by a handful of large growth stocks. In contrast, energy shares (-34%) struggled along with global oil demand and pricing.

Comments from Co-Managers Asher Anolic and Jason Weiner:  For the fiscal year ending December 31, 2020, the fund's share classes gained about 33% to 34%, outperforming the 18.40% advance of the benchmark S&P 500® Index. The top contributor to performance versus the benchmark was stock picking and an overweighting in information technology. Security selection, coupled with an underweighting in the industrials sector, primarily driven by the capital goods industry, also bolstered the fund's relative result. Further aiding the portfolio's relative performance was security selection in health care. The fund's largest individual relative contributor was an outsized stake in Nvidia, which gained 121% the past year. The company was among our largest holdings. Also adding value was the portfolio’s out-of-benchmark position in Square (+249%). Another notable relative contributor was an overweighting in Qualcomm (+77%), which was one of our biggest holdings. In contrast, the biggest detractor from performance versus the benchmark was an overweighting in health care. Weak picks in the consumer discretionary sector, primarily within the retailing industry, also hurt the fund's relative result. The largest individual relative detractor was our lighter-than-benchmark stake in Apple, which gained approximately 82% the past 12 months. The company was among the fund's biggest holdings. Another drag on the portfolio’s return versus the benchmark was our out-of-benchmark position in Petroleo Brasileiro (-29%). Also hurting performance was our outsized stake in M&T Bank, which returned -22%. Notable changes in positioning include a higher allocation to the industrials and health care sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2020

% of fund's net assets
Microsoft Corp.	7.8
Facebook, Inc. Class A	4.0
Apple, Inc.	3.7
Qualcomm, Inc.	3.3
UnitedHealth Group, Inc.	3.2
Amazon.com, Inc.	2.9
NVIDIA Corp.	2.6
Adobe, Inc.	2.2
Tencent Holdings Ltd.	2.0
General Electric Co.	1.7
33.4

Top Five Market Sectors as of December 31, 2020

% of fund's net assets
Information Technology	32.5
Health Care	18.6
Communication Services	12.1
Industrials	10.5
Consumer Discretionary	10.3

Asset Allocation (% of fund's net assets)

As of December 31, 2020*
Stocks	99.2%
Short-Term Investments and Net Other Assets (Liabilities)	0.8%

 * Foreign investments - 16.5%

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
COMMUNICATION SERVICES - 12.1%
Diversified Telecommunication Services - 0.4%
Cellnex Telecom SA (a)	15,100	$906,112
Entertainment - 0.7%
Activision Blizzard, Inc.	14,200	1,318,470
DouYu International Holdings Ltd. ADR (b)	14,700	162,582
		1,481,052
Interactive Media & Services - 9.9%
Alphabet, Inc.:
Class A (b)	2,000	3,505,280
Class C (b)	1,844	3,230,467
Facebook, Inc. Class A (b)	29,700	8,112,852
Match Group, Inc. (b)	3,243	490,309
Tencent Holdings Ltd.	58,100	4,180,516
Tongdao Liepin Group (b)	88,600	213,487
Zoominfo Technologies, Inc.	12,200	588,406
		20,321,317
Wireless Telecommunication Services - 1.1%
Mobile TeleSystems OJSC sponsored ADR	1,700	15,215
T-Mobile U.S., Inc.	15,773	2,126,989
		2,142,204

TOTAL COMMUNICATION SERVICES		24,850,685

CONSUMER DISCRETIONARY - 10.3%
Automobiles - 0.8%
Ferrari NV	6,700	1,537,784
XPeng, Inc. ADR (b)	1,900	81,377
		1,619,161
Diversified Consumer Services - 0.7%
Laureate Education, Inc. Class A (b)	93,200	1,356,992
Hotels, Restaurants & Leisure - 0.8%
Airbnb, Inc. Class A	600	88,080
Compass Group PLC	6,300	117,504
Dalata Hotel Group PLC	27,000	124,847
Flutter Entertainment PLC	1,600	330,607
Hilton Worldwide Holdings, Inc.	9,400	1,045,844
		1,706,882
Household Durables - 2.0%
D.R. Horton, Inc.	30,700	2,115,844
NVR, Inc. (b)	305	1,244,357
Purple Innovation, Inc. (b)	3,600	118,584
Toll Brothers, Inc.	15,900	691,173
		4,169,958
Internet & Direct Marketing Retail - 4.2%
Alibaba Group Holding Ltd. sponsored ADR (b)	10,600	2,466,938
Amazon.com, Inc. (b)	1,845	6,009,036
Pinduoduo, Inc. ADR (b)	700	124,369
		8,600,343
Specialty Retail - 0.6%
Ulta Beauty, Inc. (b)	4,200	1,206,072
Textiles, Apparel & Luxury Goods - 1.2%
LVMH Moet Hennessy Louis Vuitton SE	1,500	939,002
LVMH Moet Hennessy Louis Vuitton SE	1,000	626,000
Prada SpA (b)	100,700	665,059
Samsonite International SA (a)(b)	173,400	307,324
		2,537,385

TOTAL CONSUMER DISCRETIONARY		21,196,793

CONSUMER STAPLES - 4.0%
Beverages - 1.8%
Kweichow Moutai Co. Ltd. (A Shares)	2,923	894,810
Monster Beverage Corp. (b)	29,800	2,755,904
		3,650,714
Household Products - 1.7%
Energizer Holdings, Inc. (c)	31,900	1,345,542
Reckitt Benckiser Group PLC	25,482	2,274,376
		3,619,918
Tobacco - 0.5%
Swedish Match Co. AB	12,500	972,760

TOTAL CONSUMER STAPLES		8,243,392

ENERGY - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Enterprise Products Partners LP	5,100	99,909
EOG Resources, Inc.	12,100	603,427
Valero Energy Corp.	12,200	690,154
		1,393,490
FINANCIALS - 5.7%
Banks - 2.0%
Comerica, Inc.	21,300	1,189,818
HDFC Bank Ltd. sponsored ADR (b)	6,600	476,916
M&T Bank Corp.	12,600	1,603,980
Wintrust Financial Corp.	14,000	855,260
		4,125,974
Capital Markets - 1.5%
CME Group, Inc.	10,300	1,875,115
Morningstar, Inc.	5,000	1,157,850
		3,032,965
Consumer Finance - 1.1%
Capital One Financial Corp.	24,200	2,392,170
Insurance - 1.0%
American Financial Group, Inc.	3,600	315,432
Arthur J. Gallagher & Co.	10,800	1,336,068
BRP Group, Inc. (b)	800	23,976
RenaissanceRe Holdings Ltd.	2,100	348,222
		2,023,698
Thrifts & Mortgage Finance - 0.1%
Rocket Cos., Inc. (b)(c)	9,300	188,046

TOTAL FINANCIALS		11,762,853

HEALTH CARE - 18.5%
Biotechnology - 2.9%
Alnylam Pharmaceuticals, Inc. (b)	1,300	168,961
Applied Therapeutics, Inc. (b)	11,800	259,718
Biogen, Inc. (b)	1,100	269,346
BioNTech SE ADR (b)	1,500	122,280
Certara, Inc.	4,000	134,880
CRISPR Therapeutics AG (b)	1,300	199,043
Gamida Cell Ltd. (b)	38,300	321,337
Hookipa Pharma, Inc. (b)	8,300	92,047
Innovent Biologics, Inc. (a)(b)	36,000	381,015
Insmed, Inc. (b)	6,800	226,372
Neurocrine Biosciences, Inc. (b)	11,500	1,102,275
Prelude Therapeutics, Inc.	800	57,240
Regeneron Pharmaceuticals, Inc. (b)	5,100	2,463,861
Rubius Therapeutics, Inc. (b)	3,500	26,565
Sarepta Therapeutics, Inc. (b)	600	102,294
Seres Therapeutics, Inc. (b)	3,600	88,200
		6,015,434
Health Care Equipment & Supplies - 3.6%
Axonics Modulation Technologies, Inc. (b)	4,200	209,664
Danaher Corp.	6,700	1,488,338
Haemonetics Corp. (b)	10,900	1,294,375
Hologic, Inc. (b)	23,200	1,689,656
Intuitive Surgical, Inc. (b)	2,000	1,636,200
Nevro Corp. (b)	2,600	450,060
Outset Medical, Inc.	3,500	198,940
Penumbra, Inc. (b)	1,900	332,500
		7,299,733
Health Care Providers & Services - 4.1%
Centene Corp. (b)	18,700	1,122,561
Guardant Health, Inc. (b)	1,400	180,432
HealthEquity, Inc. (b)	8,000	557,680
UnitedHealth Group, Inc.	18,500	6,487,580
		8,348,253
Health Care Technology - 1.6%
Change Healthcare, Inc. (b)	76,200	1,421,130
Inspire Medical Systems, Inc. (b)	3,091	581,386
MultiPlan Corp. (d)	32,914	262,983
MultiPlan Corp.:
Class A (b)(c)	10,400	83,096
warrants (b)(d)	1,629	3,829
Schrodinger, Inc.	2,200	174,196
Simulations Plus, Inc.	1,900	136,648
Veeva Systems, Inc. Class A (b)	2,400	653,400
		3,316,668
Life Sciences Tools & Services - 2.3%
10X Genomics, Inc. (b)	2,600	368,160
Berkeley Lights, Inc. (b)	6,400	572,224
Bio-Rad Laboratories, Inc. Class A (b)	400	233,176
Bio-Techne Corp.	400	127,020
Bruker Corp.	16,200	876,906
Charles River Laboratories International, Inc. (b)	2,900	724,594
Codexis, Inc. (b)	14,300	312,169
Fluidigm Corp. (b)(c)	26,000	156,000
Nanostring Technologies, Inc. (b)	7,500	501,600
Sotera Health Co.	3,500	96,040
Thermo Fisher Scientific, Inc.	1,500	698,670
		4,666,559
Pharmaceuticals - 4.0%
AstraZeneca PLC sponsored ADR	35,500	1,774,645
Eli Lilly & Co.	18,300	3,089,772
Endo International PLC (b)	36,200	259,916
Horizon Therapeutics PLC (b)	18,300	1,338,645
Reata Pharmaceuticals, Inc. (b)	1,000	123,620
Revance Therapeutics, Inc. (b)	10,600	300,404
Zoetis, Inc. Class A	8,500	1,406,750
		8,293,752

TOTAL HEALTH CARE		37,940,399

INDUSTRIALS - 10.5%
Aerospace & Defense - 1.5%
Airbus Group NV	4,500	493,849
Axon Enterprise, Inc. (b)	200	24,506
HEICO Corp. Class A	7,000	819,420
Northrop Grumman Corp.	2,800	853,216
TransDigm Group, Inc.	1,400	866,390
		3,057,381
Airlines - 0.8%
Ryanair Holdings PLC sponsored ADR (b)	14,500	1,594,710
Building Products - 0.5%
Builders FirstSource, Inc. (b)	5,700	232,617
Fortune Brands Home & Security, Inc.	9,000	771,480
		1,004,097
Electrical Equipment - 0.9%
Bloom Energy Corp. Class A (b)	4,500	128,970
Generac Holdings, Inc. (b)	7,400	1,682,834
		1,811,804
Industrial Conglomerates - 1.7%
General Electric Co.	328,400	3,546,720
Machinery - 2.2%
Deere & Co.	6,600	1,775,730
ESCO Technologies, Inc.	2,900	299,338
Ingersoll Rand, Inc. (b)	41,700	1,899,852
Woodward, Inc.	4,600	559,038
		4,533,958
Professional Services - 1.4%
Equifax, Inc.	3,600	694,224
Experian PLC	36,893	1,401,515
Upwork, Inc. (b)	20,200	697,304
		2,793,043
Road & Rail - 1.2%
Uber Technologies, Inc. (b)	50,200	2,560,200
Trading Companies & Distributors - 0.3%
BMC Stock Holdings, Inc. (b)	4,400	236,192
Fastenal Co.	9,300	454,119
		690,311

TOTAL INDUSTRIALS		21,592,224

INFORMATION TECHNOLOGY - 32.5%
Electronic Equipment & Components - 0.9%
II-VI, Inc. (b)	10,700	812,772
Jabil, Inc.	400	17,012
Zebra Technologies Corp. Class A (b)	2,700	1,037,691
		1,867,475
IT Services - 3.1%
Adyen BV (a)(b)	300	697,063
Black Knight, Inc. (b)	12,600	1,113,210
CACI International, Inc. Class A (b)	6,145	1,532,133
MongoDB, Inc. Class A (b)	3,400	1,220,736
Square, Inc. (b)	8,600	1,871,704
		6,434,846
Semiconductors & Semiconductor Equipment - 10.4%
Aixtron AG (b)	8,000	139,118
Allegro MicroSystems LLC (b)	1,200	31,992
Array Technologies, Inc.	6,100	263,154
ASML Holding NV	2,900	1,414,388
Enphase Energy, Inc. (b)	6,400	1,123,008
Lam Research Corp.	3,500	1,652,945
NVIDIA Corp.	10,100	5,274,220
NXP Semiconductors NV	17,200	2,734,972
Qualcomm, Inc.	44,200	6,733,428
SiTime Corp. (b)	2,800	313,404
SolarEdge Technologies, Inc. (b)	2,100	670,152
Universal Display Corp.	4,100	942,180
		21,292,961
Software - 13.4%
Adobe, Inc. (b)	8,900	4,451,068
Agora, Inc. ADR (b)	300	11,868
Cloudflare, Inc. (b)	4,300	326,757
CyberArk Software Ltd. (b)	1,600	258,544
FireEye, Inc. (b)	59,500	1,372,070
JFrog Ltd. (c)	200	12,566
Manhattan Associates, Inc. (b)	6,500	683,670
Microsoft Corp.	71,700	15,947,513
NICE Systems Ltd. sponsored ADR (b)	2,100	595,434
Palo Alto Networks, Inc. (b)	2,500	888,475
Rapid7, Inc. (b)	2,600	234,416
Salesforce.com, Inc. (b)	10,800	2,403,324
Tenable Holdings, Inc. (b)	4,800	250,848
Volue A/S	9,900	57,729
		27,494,282
Technology Hardware, Storage & Peripherals - 4.7%
Apple, Inc.	57,160	7,584,560
Samsung Electronics Co. Ltd.	29,050	2,161,925
		9,746,485

TOTAL INFORMATION TECHNOLOGY		66,836,049

MATERIALS - 2.3%
Chemicals - 1.9%
DuPont de Nemours, Inc.	16,000	1,137,760
LG Chemical Ltd.	1,580	1,196,172
Sherwin-Williams Co.	2,200	1,616,802
		3,950,734
Construction Materials - 0.4%
Eagle Materials, Inc.	7,200	729,720
Metals & Mining - 0.0%
MP Materials Corp. (b)(c)	2,000	64,340

TOTAL MATERIALS		4,744,794

REAL ESTATE - 1.7%
Equity Real Estate Investment Trusts (REITs) - 1.1%
Prologis (REIT), Inc.	13,600	1,355,376
Simon Property Group, Inc.	11,100	946,608
		2,301,984
Real Estate Management & Development - 0.6%
CBRE Group, Inc. (b)	15,000	940,800
KE Holdings, Inc. ADR (b)	3,800	233,852
		1,174,652

TOTAL REAL ESTATE		3,476,636

TOTAL COMMON STOCKS
(Cost $128,934,569)		202,037,315

Preferred Stocks - 0.9%
Convertible Preferred Stocks - 0.2%
HEALTH CARE - 0.1%
Health Care Technology - 0.1%
Vor Biopharma, Inc. (d)(e)	154,835	108,385
MATERIALS - 0.1%
Metals & Mining - 0.1%
Illuminated Holdings, Inc.:
Series C2 (d)(e)	3,438	123,768
Series C3 (d)(e)	4,298	154,728
		278,496

TOTAL CONVERTIBLE PREFERRED STOCKS		386,881

Nonconvertible Preferred Stocks - 0.7%
ENERGY - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Petroleo Brasileiro SA - Petrobras sponsored ADR	137,200	1,540,756
TOTAL PREFERRED STOCKS
(Cost $2,505,614)		1,927,637

Money Market Funds - 1.5%
Fidelity Cash Central Fund 0.11% (f)	1,799,082	1,799,442
Fidelity Securities Lending Cash Central Fund 0.11% (f)(g)	1,224,915	1,225,037
TOTAL MONEY MARKET FUNDS
(Cost $3,024,479)		3,024,479
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $134,464,662)		206,989,431
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(1,483,116)
NET ASSETS - 100%		$205,506,315

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,291,514 or 1.1% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $653,693 or 0.3% of net assets.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Illuminated Holdings, Inc. Series C2	7/7/20	$85,950
Illuminated Holdings, Inc. Series C3	7/7/20	$128,940
MultiPlan Corp.	10/8/20	$325,881
MultiPlan Corp. warrants	10/8/20	$0
Vor Biopharma, Inc.	6/30/20	$80,514

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,558
Fidelity Securities Lending Cash Central Fund	26,285
Total	$30,843

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$24,850,685	$20,670,169	$4,180,516	$--
Consumer Discretionary	21,196,793	20,140,287	1,056,506	--
Consumer Staples	8,243,392	4,996,256	3,247,136	--
Energy	2,934,246	2,934,246	--	--
Financials	11,762,853	11,762,853	--	--
Health Care	38,048,784	37,936,570	3,829	108,385
Industrials	21,592,224	19,696,860	1,895,364	--
Information Technology	66,836,049	65,942,139	893,910	--
Materials	5,023,290	4,744,794	--	278,496
Real Estate	3,476,636	3,476,636	--	--
Money Market Funds	3,024,479	3,024,479	--	--
Total Investments in Securities:	$206,989,431	$195,325,289	$11,277,261	$386,881

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	83.5%
Cayman Islands	3.7%
Netherlands	3.4%
Ireland	1.8%
Korea (South)	1.6%
United Kingdom	1.1%
Others (Individually Less Than 1%)	4.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value (including securities loaned of $1,166,155) — See accompanying schedule: Unaffiliated issuers (cost $131,440,183)	$203,964,952
Fidelity Central Funds (cost $3,024,479)	3,024,479
Total Investment in Securities (cost $134,464,662)		$206,989,431
Foreign currency held at value (cost $41,566)		41,941
Receivable for investments sold		48,230
Dividends receivable		85,479
Distributions receivable from Fidelity Central Funds		1,430
Prepaid expenses		213
Other receivables		5,579
Total assets		207,172,303
Liabilities
Payable for investments purchased	$87,318
Payable for fund shares redeemed	213,876
Accrued management fee	89,364
Distribution and service plan fees payable	3,932
Other affiliated payables	27,658
Other payables and accrued expenses	18,990
Collateral on securities loaned	1,224,850
Total liabilities		1,665,988
Net Assets		$205,506,315
Net Assets consist of:
Paid in capital		$118,718,856
Total accumulated earnings (loss)		86,787,459
Net Assets		$205,506,315
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($26,104,330 ÷ 1,503,295 shares)		$17.36
Service Class:
Net Asset Value, offering price and redemption price per share ($327,042 ÷ 19,087 shares)		$17.13
Service Class 2:
Net Asset Value, offering price and redemption price per share ($18,900,151 ÷ 1,129,135 shares)		$16.74
Investor Class:
Net Asset Value, offering price and redemption price per share ($160,174,792 ÷ 9,248,925 shares)		$17.32

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Dividends		$1,442,230
Income from Fidelity Central Funds (including $26,285 from security lending)		30,843
Total income		1,473,073
Expenses
Management fee	$899,323
Transfer agent fees	209,005
Distribution and service plan fees	40,900
Accounting fees	65,920
Custodian fees and expenses	26,550
Independent trustees' fees and expenses	946
Audit	47,724
Legal	3,157
Miscellaneous	4,747
Total expenses before reductions	1,298,272
Expense reductions	(11,218)
Total expenses after reductions		1,287,054
Net investment income (loss)		186,019
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	14,278,777
Fidelity Central Funds	184
Foreign currency transactions	1,881
Total net realized gain (loss)		14,280,842
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	35,337,013
Assets and liabilities in foreign currencies	342
Total change in net unrealized appreciation (depreciation)		35,337,355
Net gain (loss)		49,618,197
Net increase (decrease) in net assets resulting from operations		$49,804,216

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$186,019	$772,110
Net realized gain (loss)	14,280,842	4,002,177
Change in net unrealized appreciation (depreciation)	35,337,355	36,106,638
Net increase (decrease) in net assets resulting from operations	49,804,216	40,880,925
Distributions to shareholders	(2,607,792)	(26,956,549)
Share transactions - net increase (decrease)	(5,208,589)	5,534,785
Total increase (decrease) in net assets	41,987,835	19,459,161
Net Assets
Beginning of period	163,518,480	144,059,319
End of period	$205,506,315	$163,518,480

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Dynamic Capital Appreciation Portfolio Initial Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$13.20	$12.24	$14.43	$12.53	$12.85
Income from Investment Operations
Net investment income (loss)A	.03	.07	.08	.10	.12
Net realized and unrealized gain (loss)	4.35	3.21	(.73)B	2.77	.17
Total from investment operations	4.38	3.28	(.65)	2.87	.29
Distributions from net investment income	(.03)	(.08)	(.08)	(.12)	(.11)
Distributions from net realized gain	(.19)	(2.24)	(1.46)	(.86)	(.49)
Total distributions	(.22)	(2.32)	(1.54)	(.97)C	(.61)C
Net asset value, end of period	$17.36	$13.20	$12.24	$14.43	$12.53
Total ReturnD,E	33.61%	30.08%	(4.89)%B	23.89%	2.88%
Ratios to Average Net AssetsF,G
Expenses before reductions	.68%	.68%	.69%	.72%	.71%
Expenses net of fee waivers, if any	.68%	.68%	.69%	.72%	.71%
Expenses net of all reductions	.68%	.68%	.68%	.71%	.70%
Net investment income (loss)	.19%	.57%	.54%	.73%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$26,104	$22,638	$20,701	$24,566	$25,141
Portfolio turnover rateH	62%	66%	155%	116%	123%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.33 per share. Excluding this reimbursement, the total return would have been (7.25)%.

 C Total distributions per share do not sum due to rounding.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Dynamic Capital Appreciation Portfolio Service Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$13.03	$12.11	$14.28	$12.41	$12.74
Income from Investment Operations
Net investment income (loss)A	.01	.06	.06	.08	.11
Net realized and unrealized gain (loss)	4.30	3.17	(.71)B	2.75	.16
Total from investment operations	4.31	3.23	(.65)	2.83	.27
Distributions from net investment income	(.02)	(.07)	(.06)	(.10)	(.10)
Distributions from net realized gain	(.19)	(2.24)	(1.46)	(.86)	(.49)
Total distributions	(.21)	(2.31)	(1.52)	(.96)	(.60)C
Net asset value, end of period	$17.13	$13.03	$12.11	$14.28	$12.41
Total ReturnD,E	33.48%	29.96%	(4.97)%B	23.76%	2.76%
Ratios to Average Net AssetsF,G
Expenses before reductions	.78%	.78%	.79%	.82%	.81%
Expenses net of fee waivers, if any	.78%	.78%	.79%	.82%	.81%
Expenses net of all reductions	.78%	.78%	.78%	.81%	.80%
Net investment income (loss)	.09%	.47%	.44%	.63%	.89%
Supplemental Data
Net assets, end of period (000 omitted)	$327	$287	$265	$631	$530
Portfolio turnover rateH	62%	66%	155%	116%	123%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.33 per share. Excluding this reimbursement, the total return would have been (7.33)%.

 C Total distributions per share do not sum due to rounding.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Dynamic Capital Appreciation Portfolio Service Class 2

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.74	$11.88	$14.05	$12.23	$12.56
Income from Investment Operations
Net investment income (loss)A	(.01)	.04	.04	.06	.09
Net realized and unrealized gain (loss)	4.21	3.11	(.71)B	2.70	.16
Total from investment operations	4.20	3.15	(.67)	2.76	.25
Distributions from net investment income	(.01)	(.05)	(.05)	(.08)	(.09)
Distributions from net realized gain	(.19)	(2.24)	(1.46)	(.86)	(.49)
Total distributions	(.20)	(2.29)	(1.50)C	(.94)	(.58)
Net asset value, end of period	$16.74	$12.74	$11.88	$14.05	$12.23
Total ReturnD,E	33.34%	29.82%	(5.17)%B	23.50%	2.66%
Ratios to Average Net AssetsF,G
Expenses before reductions	.93%	.93%	.94%	.97%	.96%
Expenses net of fee waivers, if any	.93%	.93%	.94%	.97%	.96%
Expenses net of all reductions	.93%	.93%	.93%	.96%	.95%
Net investment income (loss)	(.06)%	.32%	.29%	.48%	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$18,900	$15,870	$14,533	$17,294	$16,830
Portfolio turnover rateH	62%	66%	155%	116%	123%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.32 per share. Excluding this reimbursement, the total return would have been (7.53)%.

 C Total distributions per share do not sum due to rounding.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Dynamic Capital Appreciation Portfolio Investor Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$13.17	$12.21	$14.40	$12.51	$12.83
Income from Investment Operations
Net investment income (loss)A	.02	.06	.06	.09	.11
Net realized and unrealized gain (loss)	4.34	3.21	(.72)B	2.76	.17
Total from investment operations	4.36	3.27	(.66)	2.85	.28
Distributions from net investment income	(.02)	(.07)	(.07)	(.11)	(.10)
Distributions from net realized gain	(.19)	(2.24)	(1.46)	(.86)	(.49)
Total distributions	(.21)	(2.31)	(1.53)	(.96)C	(.60)C
Net asset value, end of period	$17.32	$13.17	$12.21	$14.40	$12.51
Total ReturnD,E	33.54%	30.07%	(5.00)%B	23.74%	2.81%
Ratios to Average Net AssetsF,G
Expenses before reductions	.76%	.76%	.77%	.80%	.79%
Expenses net of fee waivers, if any	.76%	.76%	.77%	.80%	.79%
Expenses net of all reductions	.75%	.76%	.76%	.79%	.78%
Net investment income (loss)	.12%	.50%	.46%	.65%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$160,175	$124,723	$108,561	$118,071	$112,998
Portfolio turnover rateH	62%	66%	155%	116%	123%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.33 per share. Excluding this reimbursement, the total return would have been (7.36)%.

 C Total distributions per share do not sum due to rounding.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020

1. Organization.

VIP Dynamic Capital Appreciation Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$74,776,892
Gross unrealized depreciation	(2,421,558)
Net unrealized appreciation (depreciation)	$72,355,334
Tax Cost	$134,634,097

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$512,761
Undistributed long-term capital gain	$13,918,905
Net unrealized appreciation (depreciation) on securities and other investments	$72,355,798

The tax character of distributions paid was as follows:

	December 31, 2020	December 31, 2019
Ordinary Income	$272,057	$ 835,299
Long-term Capital Gains	2,335,735	26,121,250
Total	$2,607,792	$ 26,956,549

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Dynamic Capital Appreciation Portfolio	104,788,013	114,366,861

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$270
Service Class 2	40,630
$40,900

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. Effective February 1, 2020, the Board approved to change the fee from .145% to .142% for Investor Class, and from .065% to .064% for all other classes. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$14,166.06
Service Class	172.06
Service Class 2	10,330.06
Investor Class	184,337.14
	$209,005

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Dynamic Capital Appreciation Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Dynamic Capital Appreciation Portfolio	$2,229

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note, and amounted to $7,491,229 and $7,725,065, respectively.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1,116.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
VIP Dynamic Capital Appreciation Portfolio	$377

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Dynamic Capital Appreciation Portfolio	$2,704	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $10,572 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $646.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2020	Year ended December 31, 2019
Distributions to shareholders
Initial Class	$364,145	$3,876,891
Service Class	3,946	50,771
Service Class 2	238,875	2,764,172
Investor Class	2,000,826	20,264,715
Total	$2,607,792	$26,956,549

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2020	Year ended December 31, 2019	Year ended December 31, 2020	Year ended December 31, 2019
Initial Class
Shares sold	116,401	85,066	$1,654,235	$1,055,059
Reinvestment of distributions	26,220	342,939	364,145	3,876,891
Shares redeemed	(354,192)	(404,918)	(4,586,499)	(4,929,944)
Net increase (decrease)	(211,571)	23,087	$(2,568,119)	$2,006
Service Class
Shares sold	1	514	$7	$6,646
Reinvestment of distributions	290	4,554	3,946	50,771
Shares redeemed	(3,200)	(4,941)	(43,506)	(59,869)
Net increase (decrease)	(2,909)	127	$(39,553)	$(2,452)
Service Class 2
Shares sold	108,547	36,720	$1,422,488	$426,972
Reinvestment of distributions	18,124	253,611	238,875	2,764,172
Shares redeemed	(242,941)	(267,812)	(3,256,668)	(3,146,766)
Net increase (decrease)	(116,270)	22,519	$(1,595,305)	$44,378
Investor Class
Shares sold	976,276	312,679	$14,370,083	$3,859,540
Reinvestment of distributions	145,249	1,797,838	2,000,826	20,264,715
Shares redeemed	(1,343,259)	(1,529,072)	(17,376,521)	(18,633,402)
Net increase (decrease)	(221,734)	581,445	$(1,005,612)	$5,490,853

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 90% of the total outstanding shares of the Fund.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund III and Shareholders of VIP Dynamic Capital Appreciation Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Dynamic Capital Appreciation Portfolio (the "Fund"), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 9, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 305 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
VIP Dynamic Capital Appreciation Portfolio
Initial Class	.67%
Actual		$1,000.00	$1,255.90	$3.80
Hypothetical-C		$1,000.00	$1,021.77	$3.40
Service Class	.77%
Actual		$1,000.00	$1,255.70	$4.37
Hypothetical-C		$1,000.00	$1,021.27	$3.91
Service Class 2.92%
Actual		$1,000.00	$1,254.90	$5.21
Hypothetical-C		$1,000.00	$1,020.51	$4.67
Investor Class	.75%
Actual		$1,000.00	$1,256.00	$4.25
Hypothetical-C		$1,000.00	$1,021.37	$3.81

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Dynamic Capital Appreciation Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Dynamic Capital Appreciation Portfolio
Initial Class	02/05/21	02/05/21	$0.009	$1.213
Service Class	02/05/21	02/05/21	$0.006	$1.213
Service Class 2	02/05/21	02/05/21	$0.002	$1.213
Investor Class	02/05/21	02/05/21	$0.006	$1.213

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $13,927,764, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class, Service Class, Service Class 2, and Investor Class designate 100% of the dividends distributed in February and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	11,873,719,424.880	95.467
Withheld	563,733,484.061	4.533
TOTAL	12,437,452,908.941	100.000
Donald F. Donahue
Affirmative	11,885,423,471.800	95.562
Withheld	552,029,437.141	4.438
TOTAL	12,437,452,908.941	100.000
Bettina Doulton
Affirmative	11,900,857,560.658	95.686
Withheld	536,595,348.283	4.314
TOTAL	12,437,452,908.941	100.000
Vicki L. Fuller
Affirmative	11,897,618,142.237	95.660
Withheld	539,834,766.704	4.340
TOTAL	12,437,452,908.941	100.000
Patricia L. Kampling
Affirmative	11,903,021,284.235	95.703
Withheld	534,431,624.706	4.297
TOTAL	12,437,452,908.941	100.000
Alan J. Lacy
Affirmative	11,856,684,544.198	95.330
Withheld	580,768,364.743	4.670
TOTAL	12,437,452,908.941	100.000
Ned C. Lautenbach
Affirmative	11,824,513,544.259	95.072
Withheld	612,939,364.683	4.928
TOTAL	12,437,452,908.941	100.000
Robert A. Lawrence
Affirmative	11,876,961,150.727	95.494
Withheld	560,491,758.215	4.506
TOTAL	12,437,452,908.941	100.000
Joseph Mauriello
Affirmative	11,834,415,540.516	95.151
Withheld	603,037,368.425	4.849
TOTAL	12,437,452,908.941	100.000
Cornelia M. Small
Affirmative	11,856,824,619.655	95.332
Withheld	580,628,289.286	4.668
TOTAL	12,437,452,908.941	100.000
Garnett A. Smith
Affirmative	11,800,183,109.304	95.158
Withheld	637,269,799.637	5.124
TOTAL	12,437,452,908.941	100.000
David M. Thomas
Affirmative	11,862,989,291.482	95.381
Withheld	574,463,617.459	4.619
TOTAL	12,437,452,908.941	100.000
Susan Tomasky
Affirmative	11,892,512,654.887	95.619
Withheld	544,940,254.055	4.381
TOTAL	12,437,452,908.941	100.000
Michael E. Wiley
Affirmative	11,861,612,322.369	95.370
Withheld	575,840,586.573	4.630
TOTAL	12,437,452,908.941	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	108,589,469.353	79.322
Against	16,413,532.174	11.90
Abstain	11,894,455.449	8.689
Broker Non-Vote	0.00	0.00
TOTAL	136,897,456.977	100.000
Proposal 1 reflects trust wide proposal and voting results.

VIPDCA-ANN-0221
1.751799.120

Fidelity® Variable Insurance Products:

Balanced Portfolio

Annual Report

December 31, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Past 10 years
Initial Class	22.39%	12.76%	10.37%
Service Class	22.32%	12.64%	10.24%
Service Class 2	22.13%	12.47%	10.10%
Investor Class	22.35%	12.67%	10.28%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Balanced Portfolio - Initial Class on December 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$26,828	VIP Balanced Portfolio - Initial Class
$36,700	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 18.40% in 2020, a highly volatile and unpredictable year that will be remembered by most investors for the impact of the coronavirus pandemic. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that culminated with the index closing the year at an all-time high. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings and the potential for a COVID-19 vaccine breakthrough. The rally slowed in the early fall but picked up in November, as investors reacted favorably to election results. The momentum continued in December (+4%), driven by regulatory approvals for two COVID-19 vaccines in the U.S. By sector for the full year, information technology (+44%) and consumer discretionary (+33%) led the way, boosted by a handful of large growth stocks. In contrast, energy shares (-34%) struggled along with global oil demand and pricing. In the fixed-income markets, Treasury yields declined significantly for the year amid concern over the impact of the pandemic on business activity. Falling yields created a favorable environment for investment-grade bonds. Corporate bonds sold off sharply amid the worst of the pandemic but rebounded to post strong gains for the year overall. TIPS also did well amid increasing concerns about inflation. High-yield bonds trailed their high-grade counterparts for the year.

Comments from Co-Managers Robert Stansky and Pierre Sorel:  For the year ending December 31, 2020, the fund's share classes gained roughly 22%, handily topping the 14.73% advance of the Fidelity Balanced 60/40 Composite Index℠, and also outpacing the S&P 500® index. Versus the Composite index, by far the biggest driver of the fund’s outperformance was security selection in the equity subportfolio. Investment choices in the investment-grade bond central fund helped to a lesser extent, along with our overweighting in stocks and underweighting in bonds. A small stake in high-yield bonds detracted a bit. The fund’s equity investments gained 28.48%, considerably ahead of the 18.40% advance of the S&P 500®. Stock picking was especially favorable in the information technology, industrials and communication services sectors, with no sector detracting in 2020. An out-of-benchmark position in Vivint Solar was by far the equity subportfolio’s largest relative contributor, gaining 468%. A non-index stake in Twilio also paid off, rising about 207% within the subportfolio. Conversely, an overweighting in General Electric was the subportfolio’s largest relative detractor, returning roughly -4%. Meanwhile, the investment-grade bond central fund advanced 9.87% the past year, topping the 7.51% gain of the Bloomberg Barclays U.S. Aggregate Bond Index. Moving from a roughly neutral position in investment-grade corporate bonds at the beginning of the period to a meaningful overweighting during the broad-based market sell-off in March particularly added value.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On January 1, 2020, Ashley Fernandes assumed management responsibilities for the fund’s energy subportfolio, succeeding Jonathan Kasen.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Top Five Stocks as of December 31, 2020

% of fund's net assets
Apple, Inc.	3.5
Microsoft Corp.	3.3
Amazon.com, Inc.	2.5
Alphabet, Inc. Class C	1.9
Facebook, Inc. Class A	1.5
12.7

Top Five Bond Issuers as of December 31, 2020

(with maturities greater than one year)	% of fund's net assets
U.S. Treasury Obligations	8.2
Fannie Mae	2.4
Ginnie Mae	1.3
Freddie Mac	1.1
Morgan Stanley	0.5
13.5

Top Five Market Sectors as of December 31, 2020

% of fund's net assets
Information Technology	18.0
Financials	12.9
Health Care	9.4
Consumer Discretionary	8.3
Communication Services	8.1

Asset Allocation (% of fund's net assets)

As of December 31, 2020*
Stocks and Equity Futures	69.4%
Bonds	28.3%
Short-Term Investments and Net Other Assets (Liabilities)	2.2%
Other Investments	0.1%

 * Foreign investments - 11.5%

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Percentages are adjusted for the effect of futures contracts and swaps, if applicable.

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Common Stocks - 68.2%
	Shares	Value
COMMUNICATION SERVICES - 6.9%
Entertainment - 1.8%
Activision Blizzard, Inc.	149,712	$13,900,759
Bilibili, Inc. ADR (a)	53,818	4,613,279
Cinemark Holdings, Inc.	134,500	2,341,645
Electronic Arts, Inc.	39,710	5,702,356
Live Nation Entertainment, Inc. (a)	126,250	9,276,850
Netflix, Inc. (a)	44,966	24,314,465
Spotify Technology SA (a)	5,132	1,614,835
The Walt Disney Co.	256,857	46,537,351
		108,301,540
Interactive Media & Services - 4.3%
Alphabet, Inc.:
Class A (a)	17,536	30,734,295
Class C (a)	64,391	112,805,305
ANGI Homeservices, Inc. Class A (a)	409,397	5,401,993
Facebook, Inc. Class A (a)	337,547	92,204,339
InterActiveCorp (a)	9,000	1,704,150
Kakao Corp.	2,470	883,922
Tongdao Liepin Group (a)	1,578,418	3,803,294
Yandex NV Series A (a)	35,700	2,484,006
Z Holdings Corp.	683,200	4,131,423
Zoominfo Technologies, Inc.	26,100	1,258,803
		255,411,530
Media - 0.2%
Altice U.S.A., Inc. Class A (a)	115,631	4,378,946
Discovery Communications, Inc. Class A (a)(b)	31,219	939,380
Interpublic Group of Companies, Inc.	24,995	587,882
Liberty Media Corp. Liberty Formula One Group Series C (a)	42,552	1,812,715
ViacomCBS, Inc. Class B (b)	76,756	2,859,929
		10,578,852
Wireless Telecommunication Services - 0.6%
Bharti Airtel Ltd.	357,823	2,496,527
Boingo Wireless, Inc. (a)	522,377	6,644,635
SoftBank Group Corp.	87,500	6,793,070
T-Mobile U.S., Inc.	169,974	22,920,994
		38,855,226

TOTAL COMMUNICATION SERVICES		413,147,148

CONSUMER DISCRETIONARY - 7.8%
Automobiles - 0.7%
Tesla, Inc. (a)	62,300	43,963,241
Distributors - 0.1%
LKQ Corp. (a)	202,000	7,118,480
Hotels, Restaurants & Leisure - 0.9%
Airbnb, Inc. Class A	13,000	1,908,400
Aristocrat Leisure Ltd.	137,298	3,281,347
Boyd Gaming Corp.	64,600	2,772,632
Caesars Entertainment, Inc. (a)	48,100	3,572,387
Churchill Downs, Inc.	30,300	5,902,137
Compass Group PLC	292,200	5,449,926
Marriott International, Inc. Class A	106,600	14,062,672
McDonald's Corp.	62,900	13,497,082
Penn National Gaming, Inc. (a)	14,700	1,269,639
Starbucks Corp.	11,800	1,262,364
		52,978,586
Household Durables - 0.4%
Leggett & Platt, Inc.	115,400	5,112,220
Lennar Corp. Class A	131,400	10,016,622
Mohawk Industries, Inc. (a)	27,900	3,932,505
Tempur Sealy International, Inc. (a)	140,700	3,798,900
		22,860,247
Internet & Direct Marketing Retail - 3.3%
Alibaba Group Holding Ltd. sponsored ADR (a)	37,551	8,739,244
Amazon.com, Inc. (a)	46,110	150,177,042
Farfetch Ltd. Class A(a)	106,400	6,789,384
JD Health International, Inc. (c)	127,600	2,468,897
Kogan.Com Ltd.	33,311	487,941
MakeMyTrip Ltd. (a)	88,800	2,622,264
Ocado Group PLC (a)	28,600	894,457
Pinduoduo, Inc. ADR (a)	20,200	3,588,934
The Booking Holdings, Inc. (a)	8,200	18,263,614
THG Holdings Ltd.	232,700	2,482,095
		196,513,872
Leisure Products - 0.1%
Mattel, Inc. (a)	257,500	4,493,375
Peloton Interactive, Inc. Class A (a)	18,100	2,746,132
		7,239,507
Multiline Retail - 0.3%
Dollar Tree, Inc. (a)	135,000	14,585,400
Nordstrom, Inc.	100,900	3,149,089
		17,734,489
Specialty Retail - 1.5%
Burlington Stores, Inc. (a)	21,100	5,518,705
Lowe's Companies, Inc.	220,000	35,312,200
The Home Depot, Inc.	73,008	19,392,385
TJX Companies, Inc.	341,280	23,306,011
Ulta Beauty, Inc. (a)	23,200	6,662,112
		90,191,413
Textiles, Apparel & Luxury Goods - 0.5%
Capri Holdings Ltd. (a)	46,600	1,957,200
LVMH Moet Hennessy Louis Vuitton SE	9,600	6,009,614
NIKE, Inc. Class B	75,930	10,741,817
PVH Corp.	47,400	4,450,386
Tapestry, Inc.	250,400	7,782,432
		30,941,449

TOTAL CONSUMER DISCRETIONARY		469,541,284

CONSUMER STAPLES - 4.5%
Beverages - 1.6%
Boston Beer Co., Inc. Class A (a)	3,400	3,380,586
Constellation Brands, Inc. Class A (sub. vtg.)	28,400	6,221,020
Keurig Dr. Pepper, Inc.	127,917	4,093,344
Molson Coors Beverage Co. Class B	83,100	3,755,289
Monster Beverage Corp. (a)	128,626	11,895,332
PepsiCo, Inc.	200,100	29,674,830
Pernod Ricard SA	27,700	5,306,066
The Coca-Cola Co.	543,600	29,811,024
		94,137,491
Food & Staples Retailing - 1.3%
Costco Wholesale Corp.	72,000	27,128,160
Performance Food Group Co. (a)	73,865	3,516,713
Sysco Corp.	99,400	7,381,444
U.S. Foods Holding Corp. (a)	212,400	7,075,044
Walgreens Boots Alliance, Inc.	59,300	2,364,884
Walmart, Inc.	201,500	29,046,225
		76,512,470
Food Products - 0.5%
Beyond Meat, Inc. (a)	7,200	900,000
Darling Ingredients, Inc. (a)	60,200	3,472,336
Freshpet, Inc. (a)	36,500	5,182,635
Hotel Chocolat Group Ltd.	30,400	175,642
Lamb Weston Holdings, Inc.	84,800	6,677,152
Mondelez International, Inc.	278,300	16,272,201
		32,679,966
Household Products - 0.9%
Church & Dwight Co., Inc.	16,400	1,430,572
Clorox Co.	18,100	3,654,752
Procter & Gamble Co.	363,000	50,507,820
		55,593,144
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	48,600	12,936,834

TOTAL CONSUMER STAPLES		271,859,905

ENERGY - 2.0%
Energy Equipment & Services - 0.2%
Baker Hughes Co. Class A	93,600	1,951,560
Oceaneering International, Inc. (a)	322,690	2,565,386
SBM Offshore NV	103,400	1,966,149
Subsea 7 SA (a)	456,100	4,686,336
TechnipFMC PLC	99,000	930,600
		12,100,031
Oil, Gas & Consumable Fuels - 1.8%
Africa Oil Corp. (a)	1,346,954	1,195,740
Aker BP ASA	48,800	1,231,418
Apache Corp.	350,000	4,966,500
Black Stone Minerals LP	50,600	338,008
Canadian Natural Resources Ltd.	307,800	7,396,969
Cheniere Energy, Inc. (a)	23,400	1,404,702
Chevron Corp.	62,900	5,311,905
Equinor ASA sponsored ADR	201,500	3,308,630
Exxon Mobil Corp.	727,100	29,971,062
Hess Corp.	183,900	9,708,081
Kosmos Energy Ltd.	928,600	2,182,210
Magellan Midstream Partners LP	77,500	3,289,100
Marathon Petroleum Corp.	16,400	678,304
MEG Energy Corp. (a)	1,052,500	3,679,492
Phillips 66 Co.	109,026	7,625,278
Reliance Industries Ltd.	18,564	283,945
Reliance Industries Ltd.	287,737	7,819,431
Reliance Industries Ltd. sponsored GDR (c)	83,400	4,561,980
Royal Dutch Shell PLC Class B sponsored ADR	121,800	4,093,698
The Williams Companies, Inc.	21,600	433,080
Total SA sponsored ADR	53,500	2,242,185
Valero Energy Corp.	92,200	5,215,754
		106,937,472

TOTAL ENERGY		119,037,503

FINANCIALS - 7.6%
Banks - 2.3%
Bank of America Corp.	1,000,787	30,333,854
Citigroup, Inc.	414,754	25,573,732
Comerica, Inc.	107,400	5,999,364
EFG Eurobank Ergasias SA (a)	4,660,800	3,294,471
First Horizon National Corp.	232,800	2,970,528
Huntington Bancshares, Inc.	341,538	4,313,625
JPMorgan Chase & Co.	159,000	20,204,130
KeyCorp	270,400	4,437,264
M&T Bank Corp.	32,800	4,175,440
Signature Bank	16,600	2,245,814
Societe Generale Series A	143,100	2,974,851
Wells Fargo & Co.	1,045,100	31,541,118
		138,064,191
Capital Markets - 1.9%
Bank of New York Mellon Corp.	777,000	32,975,880
BlackRock, Inc. Class A	25,500	18,399,270
Cboe Global Markets, Inc.	42,625	3,969,240
Intercontinental Exchange, Inc.	110,600	12,751,074
Morgan Stanley	402,000	27,549,060
StepStone Group, Inc. Class A	222,750	8,422,178
Virtu Financial, Inc. Class A	332,600	8,371,542
		112,438,244
Consumer Finance - 1.2%
360 Finance, Inc. ADR (a)	92,300	1,088,217
Ally Financial, Inc.	73,400	2,617,444
Capital One Financial Corp.	423,158	41,829,168
Discover Financial Services	73,900	6,690,167
OneMain Holdings, Inc.	263,529	12,691,557
Shriram Transport Finance Co. Ltd.	191,846	2,748,181
SLM Corp.	390,052	4,832,744
		72,497,478
Diversified Financial Services - 0.9%
Ant International Co. Ltd. Class C (a)(d)(e)	621,699	5,346,611
Berkshire Hathaway, Inc.:
Class A (a)	13	4,521,595
Class B (a)	153,100	35,499,297
Voya Financial, Inc.	115,300	6,780,793
		52,148,296
Insurance - 1.3%
American International Group, Inc.	256,900	9,726,234
Arthur J. Gallagher & Co.	54,400	6,729,824
Fairfax Financial Holdings Ltd. (sub. vtg.)	11,100	3,783,278
Hartford Financial Services Group, Inc.	179,400	8,787,012
Marsh & McLennan Companies, Inc.	84,497	9,886,149
The Travelers Companies, Inc.	222,500	31,232,325
Willis Towers Watson PLC	33,802	7,121,405
		77,266,227
Thrifts & Mortgage Finance - 0.0%
Mr. Cooper Group, Inc. (a)	7	217

TOTAL FINANCIALS		452,414,653

HEALTH CARE - 8.8%
Biotechnology - 1.3%
Acceleron Pharma, Inc. (a)	9,200	1,177,048
Amgen, Inc.	129,804	29,844,536
Argenx SE ADR (a)	11,600	3,411,444
Biogen, Inc. (a)	14,500	3,550,470
Blueprint Medicines Corp. (a)	29,600	3,319,640
Mersana Therapeutics, Inc. (a)	5,040	134,114
PTC Therapeutics, Inc. (a)	102,981	6,284,930
Regeneron Pharmaceuticals, Inc. (a)	40,300	19,469,333
Sarepta Therapeutics, Inc. (a)	10,500	1,790,145
Vertex Pharmaceuticals, Inc. (a)	44,100	10,422,594
		79,404,254
Health Care Equipment & Supplies - 2.1%
Abbott Laboratories	295,000	32,299,550
Becton, Dickinson & Co.	26,500	6,630,830
Boston Scientific Corp. (a)	719,480	25,865,306
DexCom, Inc. (a)	22,300	8,244,756
Intuitive Surgical, Inc. (a)	29,200	23,888,520
Masimo Corp. (a)	15,700	4,213,566
Nevro Corp. (a)	31,500	5,452,650
Stryker Corp.	68,700	16,834,248
		123,429,426
Health Care Providers & Services - 2.2%
AmerisourceBergen Corp.	49,200	4,809,792
Cigna Corp.	70,600	14,697,508
HCA Holdings, Inc.	122,300	20,113,458
Humana, Inc.	58,200	23,877,714
UnitedHealth Group, Inc.	187,389	65,713,575
		129,212,047
Health Care Technology - 0.0%
Health Catalyst, Inc. (a)	10,400	452,712
Life Sciences Tools & Services - 0.7%
Thermo Fisher Scientific, Inc.	96,717	45,048,844
Pharmaceuticals - 2.5%
AstraZeneca PLC sponsored ADR	329,600	16,476,704
Bristol-Myers Squibb Co.	532,160	33,009,885
Eli Lilly & Co.	170,500	28,787,220
Horizon Therapeutics PLC (a)	216,200	15,815,030
Roche Holding AG (participation certificate)	46,776	16,292,014
Royalty Pharma PLC	81,900	4,099,095
UCB SA	82,500	8,514,412
Zoetis, Inc. Class A	150,229	24,862,900
		147,857,260

TOTAL HEALTH CARE		525,404,543

INDUSTRIALS - 7.4%
Aerospace & Defense - 1.5%
Axon Enterprise, Inc. (a)	30,000	3,675,900
General Dynamics Corp.	118,016	17,563,141
Northrop Grumman Corp.	64,000	19,502,080
Raytheon Technologies Corp.	424,500	30,355,995
The Boeing Co.	74,968	16,047,650
		87,144,766
Air Freight & Logistics - 0.4%
FedEx Corp.	98,519	25,577,503
Construction & Engineering - 0.5%
AECOM (a)	416,617	20,739,194
Granite Construction, Inc.	264,639	7,068,508
		27,807,702
Electrical Equipment - 1.4%
Sensata Technologies, Inc. PLC (a)	674,335	35,564,428
Sunrun, Inc. (a)	682,240	47,333,811
		82,898,239
Industrial Conglomerates - 0.7%
3M Co.	31,568	5,517,771
General Electric Co.	2,612,839	28,218,661
Honeywell International, Inc.	27,400	5,827,980
		39,564,412
Machinery - 0.9%
Allison Transmission Holdings, Inc.	589,659	25,431,993
Caterpillar, Inc.	154,947	28,203,453
Flowserve Corp.	10,200	375,870
		54,011,316
Marine - 0.4%
A.P. Moller - Maersk A/S Series B	10,532	23,436,357
Professional Services - 0.6%
Dun & Bradstreet Holdings, Inc. (a)(b)	78,200	1,947,180
Nielsen Holdings PLC	1,727,929	36,061,878
		38,009,058
Road & Rail - 1.0%
Lyft, Inc. (a)	258,263	12,688,461
Norfolk Southern Corp.	97,346	23,130,383
Uber Technologies, Inc. (a)	453,681	23,137,731
Union Pacific Corp.	19,749	4,112,137
		63,068,712

TOTAL INDUSTRIALS		441,518,065

INFORMATION TECHNOLOGY - 17.8%
Communications Equipment - 0.0%
Lumentum Holdings, Inc. (a)	2,200	208,560
Electronic Equipment & Components - 1.4%
Corning, Inc.	62,400	2,246,400
Flex Ltd. (a)	1,713,226	30,803,803
II-VI, Inc. (a)	40,237	3,056,403
Insight Enterprises, Inc. (a)	55,838	4,248,713
Jabil, Inc.	1,062,400	45,183,872
		85,539,191
IT Services - 3.1%
Capgemini SA	95,000	14,715,996
Cognizant Technology Solutions Corp. Class A	84,400	6,916,580
DXC Technology Co.	20,200	520,150
Fidelity National Information Services, Inc.	144,300	20,412,678
Fiserv, Inc. (a)	22,700	2,584,622
FleetCor Technologies, Inc. (a)	7,300	1,991,659
Genpact Ltd.	334,600	13,839,056
Global Payments, Inc.	36,400	7,841,288
GoDaddy, Inc. (a)	46,600	3,865,470
Liveramp Holdings, Inc. (a)	36,500	2,671,435
MasterCard, Inc. Class A	138,200	49,329,108
MongoDB, Inc. Class A (a)	4,600	1,651,584
PayPal Holdings, Inc. (a)	144,400	33,818,480
Sabre Corp. (b)	66,935	804,559
Snowflake Computing, Inc. Class B	2,468	659,770
Visa, Inc. Class A	109,132	23,870,442
		185,492,877
Semiconductors & Semiconductor Equipment - 3.2%
Advanced Micro Devices, Inc. (a)	119,700	10,977,687
Applied Materials, Inc.	108,800	9,389,440
Array Technologies, Inc.	350,567	15,123,460
Cirrus Logic, Inc. (a)	103,100	8,474,820
Lam Research Corp.	28,800	13,601,376
Marvell Technology Group Ltd.	232,772	11,065,981
Micron Technology, Inc. (a)	305,100	22,937,418
NVIDIA Corp.	75,200	39,269,440
NXP Semiconductors NV	149,712	23,805,705
ON Semiconductor Corp. (a)	491,812	16,097,007
Qualcomm, Inc.	107,397	16,360,859
Semtech Corp. (a)	28,400	2,047,356
Xilinx, Inc.	26,100	3,700,197
		192,850,746
Software - 6.2%
Adobe, Inc. (a)	19,431	9,717,832
Autodesk, Inc. (a)	40,569	12,387,338
Cloudflare, Inc. (a)	68,704	5,220,817
Digital Turbine, Inc. (a)	22,300	1,261,288
Elastic NV (a)	90,400	13,210,152
LivePerson, Inc. (a)	92,328	5,745,571
Microsoft Corp.	882,900	196,374,618
NortonLifeLock, Inc.	683,933	14,212,128
Nuance Communications, Inc. (a)	363,300	16,017,897
Oracle Corp.	29,200	1,888,948
Palo Alto Networks, Inc. (a)	16,300	5,792,857
Rapid7, Inc. (a)	81,300	7,330,008
RingCentral, Inc. (a)	4,100	1,553,777
Salesforce.com, Inc. (a)	100,000	22,253,000
Splunk, Inc. (a)	6,900	1,172,241
SS&C Technologies Holdings, Inc.	26,700	1,942,425
SVMK, Inc. (a)	787,895	20,130,717
Telos Corp.	19,100	629,918
Verint Systems, Inc. (a)	87,500	5,878,250
VMware, Inc. Class A (a)	12,600	1,767,276
Workday, Inc. Class A (a)	33,500	8,026,935
Workiva, Inc. (a)	5,880	538,726
Yext, Inc. (a)	692,300	10,882,956
Zendesk, Inc. (a)	39,200	5,610,304
		369,545,979
Technology Hardware, Storage & Peripherals - 3.9%
Apple, Inc.	1,585,264	210,348,677
HP, Inc.	195,600	4,809,804
Samsung Electronics Co. Ltd.	163,680	12,181,201
Western Digital Corp.	46,300	2,564,557
Xerox Holdings Corp.	7,000	162,330
		230,066,569

TOTAL INFORMATION TECHNOLOGY		1,063,703,922

MATERIALS - 2.0%
Chemicals - 1.2%
Air Products & Chemicals, Inc.	21,973	6,003,463
Albemarle Corp. U.S.	24,900	3,673,248
Amyris, Inc. (a)(b)	433,500	2,676,863
Amyris, Inc. (d)	381,451	2,355,460
Amyris, Inc. (d)	168,952	1,043,279
Balchem Corp.	18,200	2,097,004
Ecolab, Inc.	29,886	6,466,135
FMC Corp.	31,600	3,631,788
Innospec, Inc.	33,500	3,039,455
Linde PLC	30,780	8,110,838
Livent Corp. (a)(b)	668,349	12,591,695
LyondellBasell Industries NV Class A	39,000	3,574,740
Olin Corp.	221,600	5,442,496
Sherwin-Williams Co.	5,657	4,157,386
Valvoline, Inc.	154,700	3,579,758
		68,443,608
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	18,034	5,121,115
Summit Materials, Inc. (a)	165,145	3,316,112
Vulcan Materials Co.	30,400	4,508,624
		12,945,851
Containers & Packaging - 0.1%
Crown Holdings, Inc. (a)	77,000	7,715,400
Metals & Mining - 0.5%
Commercial Metals Co.	119,514	2,454,818
First Quantum Minerals Ltd.	411,900	7,394,073
Freeport-McMoRan, Inc.	301,731	7,851,041
Lynas Rare Earths Ltd. (a)	1,001,886	3,074,168
Newmont Corp.	148,403	8,887,856
		29,661,956

TOTAL MATERIALS		118,766,815

REAL ESTATE - 1.6%
Equity Real Estate Investment Trusts (REITs) - 1.5%
Alexandria Real Estate Equities, Inc.	20,600	3,671,332
American Tower Corp.	69,100	15,510,186
Corporate Office Properties Trust (SBI)	79,100	2,062,928
CubeSmart	86,900	2,920,709
Digital Realty Trust, Inc.	43,500	6,068,685
Douglas Emmett, Inc.	61,500	1,794,570
Equinix, Inc.	12,000	8,570,160
Kilroy Realty Corp.	50,500	2,898,700
Lexington Corporate Properties Trust	201,800	2,143,116
Mid-America Apartment Communities, Inc.	33,800	4,282,122
Potlatch Corp.	57,200	2,861,144
Prologis (REIT), Inc.	108,200	10,783,212
SBA Communications Corp. Class A	21,800	6,150,434
Ventas, Inc.	126,800	6,218,272
VICI Properties, Inc.	64,800	1,652,400
Weyerhaeuser Co.	309,500	10,377,535
		87,965,505
Real Estate Management & Development - 0.1%
Cushman & Wakefield PLC (a)	427,100	6,333,893
KE Holdings, Inc. ADR (a)	12,537	771,527
		7,105,420

TOTAL REAL ESTATE		95,070,925

UTILITIES - 1.8%
Electric Utilities - 1.4%
American Electric Power Co., Inc.	12,100	1,007,567
Duke Energy Corp.	12,200	1,117,032
Edison International	154,400	9,699,408
Entergy Corp.	60,500	6,040,320
Evergy, Inc.	95,025	5,274,838
Exelon Corp.	241,035	10,176,498
FirstEnergy Corp.	197,900	6,057,719
NextEra Energy, Inc.	313,104	24,155,974
NRG Energy, Inc.	44,443	1,668,835
PG&E Corp. (a)	620,619	7,732,913
Southern Co.	182,000	11,180,260
		84,111,364
Independent Power and Renewable Electricity Producers - 0.1%
The AES Corp.	209,600	4,925,600
Multi-Utilities - 0.3%
CenterPoint Energy, Inc.	210,683	4,559,180
Dominion Energy, Inc.	102,678	7,721,386
Sempra Energy	67,798	8,638,143
		20,918,709

TOTAL UTILITIES		109,955,673

TOTAL COMMON STOCKS
(Cost $2,594,623,354)		4,080,420,436

Preferred Stocks - 0.1%
Convertible Preferred Stocks - 0.0%
INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
ByteDance Ltd. Series E1 (d)(e)	21,701	2,377,869
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Porsche Automobil Holding SE (Germany)	49,000	3,384,767
TOTAL PREFERRED STOCKS
(Cost $5,596,311)		5,762,636
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.07% to 0.08% 2/18/21 to 3/11/21 (f)
(Cost $4,279,499)	4,280,000	4,279,576
	Shares	Value

Fixed-Income Funds - 29.8%
Fidelity High Income Central Fund (g)	528,593	$57,944,325
Fidelity VIP Investment Grade Central Fund (g)	15,006,317	1,724,676,019
TOTAL FIXED-INCOME FUNDS
(Cost $1,643,414,759)		1,782,620,344

Money Market Funds - 2.0%
Fidelity Cash Central Fund 0.11% (h)	111,621,229	111,643,553
Fidelity Securities Lending Cash Central Fund 0.11% (h)(i)	10,069,357	10,070,364
TOTAL MONEY MARKET FUNDS
(Cost $121,713,409)		121,713,917
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $4,369,627,332)		5,994,796,909
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(11,457,934)
NET ASSETS - 100%		$5,983,338,975

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	354	March 2021	$66,353,760	$1,464,663	$1,464,663

The notional amount of futures purchased as a percentage of Net Assets is 1.1%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,030,877 or 0.1% of net assets.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $11,123,219 or 0.2% of net assets.

 (e) Level 3 security

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $4,104,601.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Amyris, Inc.	2/3/20 - 6/4/20	$1,601,620
Ant International Co. Ltd. Class C	5/16/18	$3,487,731
ByteDance Ltd. Series E1	11/18/20	$2,377,869

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$335,882
Fidelity High Income Central Fund	5,815,976
Fidelity Securities Lending Cash Central Fund	175,961
Fidelity VIP Investment Grade Central Fund	61,050,825
Total	$67,378,644

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity High Income Central Fund	$105,831,830	$5,998,777	$50,137,874	$4,977,417	$(8,725,825)	$57,944,325	2.4%
Fidelity VIP Investment Grade Central Fund	1,419,990,982	407,416,641	177,201,300	(1,138,337)	75,608,033	1,724,676,019	24.2%
Total	$1,525,822,812	$413,415,418	$227,339,174	$3,839,080	$66,882,208	$1,782,620,344

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$413,147,148	$406,354,078	$6,793,070	$--
Consumer Discretionary	472,926,051	458,081,744	14,844,307	--
Consumer Staples	271,859,905	271,859,905	--	--
Energy	119,037,503	113,119,749	5,917,754	--
Financials	452,414,653	435,671,013	11,397,029	5,346,611
Health Care	525,404,543	509,112,529	16,292,014	--
Industrials	441,518,065	418,081,708	23,436,357	--
Information Technology	1,066,081,791	1,063,044,152	659,770	2,377,869
Materials	118,766,815	118,766,815	--	--
Real Estate	95,070,925	95,070,925	--	--
Utilities	109,955,673	109,955,673	--	--
U.S. Government and Government Agency Obligations	4,279,576	--	4,279,576	--
Fixed-Income Funds	1,782,620,344	1,782,620,344	--	--
Money Market Funds	121,713,917	121,713,917	--	--
Total Investments in Securities:	$5,994,796,909	$5,903,452,552	$83,619,877	$7,724,480
Derivative Instruments:
Assets
Futures Contracts	$1,464,663	$1,464,663	$--	$--
Total Assets	$1,464,663	$1,464,663	$--	$--
Total Derivative Instruments:	$1,464,663	$1,464,663	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$1,464,663	$0
Total Equity Risk	1,464,663	0
Total Value of Derivatives	$1,464,663	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets (Unaudited) is as follows. The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

U.S. Government and U.S. Government Agency Obligations	13.3%
AAA,AA,A	4.5%
BBB	6.7%
BB	2.2%
B	0.5%
CCC,CC,C	0.3%
Not Rated	1.3%
Equities	68.3%
Short-Term Investments and Net Other Assets	2.9%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.5%
United Kingdom	2.4%
Cayman Islands	1.9%
Netherlands	1.2%
Others (Individually Less Than 1%)	6.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value (including securities loaned of $9,799,815) — See accompanying schedule: Unaffiliated issuers (cost $2,604,499,165)	$4,090,462,648
Fidelity Central Funds (cost $1,765,128,167)	1,904,334,261
Total Investment in Securities (cost $4,369,627,332)		$5,994,796,909
Foreign currency held at value (cost $14)		14
Receivable for investments sold		9,398,266
Receivable for fund shares sold		1,071,837
Dividends receivable		2,692,060
Distributions receivable from Fidelity Central Funds		12,339
Receivable for daily variation margin on futures contracts		435,420
Prepaid expenses		6,535
Other receivables		128,973
Total assets		6,008,542,353
Liabilities
Payable to custodian bank	$4,300,831
Payable for investments purchased	6,008,295
Payable for fund shares redeemed	1,224,397
Accrued management fee	1,851,303
Distribution and service plan fees payable	408,349
Other affiliated payables	665,283
Other payables and accrued expenses	677,175
Collateral on securities loaned	10,067,745
Total liabilities		25,203,378
Net Assets		$5,983,338,975
Net Assets consist of:
Paid in capital		$4,041,888,973
Total accumulated earnings (loss)		1,941,450,002
Net Assets		$5,983,338,975
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($271,383,951 ÷ 11,650,530 shares)		$23.29
Service Class:
Net Asset Value, offering price and redemption price per share ($30,071,959 ÷ 1,301,143 shares)		$23.11
Service Class 2:
Net Asset Value, offering price and redemption price per share ($1,985,175,406 ÷ 87,667,923 shares)		$22.64
Investor Class:
Net Asset Value, offering price and redemption price per share ($3,696,707,659 ÷ 160,180,166 shares)		$23.08

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Dividends		$50,673,753
Interest		14,874
Income from Fidelity Central Funds (including $175,961 from security lending)		47,048,945
Total income		97,737,572
Expenses
Management fee	$19,339,568
Transfer agent fees	5,696,459
Distribution and service plan fees	4,114,939
Accounting fees	1,369,754
Custodian fees and expenses	123,668
Independent trustees' fees and expenses	28,570
Audit	81,667
Legal	22,607
Interest	155
Miscellaneous	65,727
Total expenses before reductions	30,843,114
Expense reductions	(311,111)
Total expenses after reductions		30,532,003
Net investment income (loss)		67,205,569
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $140,008)	302,876,296
Fidelity Central Funds	3,844,913
Foreign currency transactions	(55,011)
Futures contracts	6,592,616
Capital gain distributions from Fidelity Central Funds	20,329,699
Total net realized gain (loss)		333,588,513
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $425,981)	601,698,787
Fidelity Central Funds	66,877,678
Assets and liabilities in foreign currencies	57,575
Futures contracts	498,874
Total change in net unrealized appreciation (depreciation)		669,132,914
Net gain (loss)		1,002,721,427
Net increase (decrease) in net assets resulting from operations		$1,069,926,996

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$67,205,569	$74,891,259
Net realized gain (loss)	333,588,513	90,284,281
Change in net unrealized appreciation (depreciation)	669,132,914	783,134,433
Net increase (decrease) in net assets resulting from operations	1,069,926,996	948,309,973
Distributions to shareholders	(140,729,871)	(275,477,395)
Share transactions - net increase (decrease)	148,542,086	364,747,364
Total increase (decrease) in net assets	1,077,739,211	1,037,579,942
Net Assets
Beginning of period	4,905,599,764	3,868,019,822
End of period	$5,983,338,975	$4,905,599,764

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Balanced Portfolio Initial Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$19.55	$16.78	$18.76	$16.77	$16.27
Income from Investment Operations
Net investment income (loss)A	.29	.33	.30	.28	.27
Net realized and unrealized gain (loss)	4.02	3.62	(1.07)	2.44	.85
Total from investment operations	4.31	3.95	(.77)	2.72	1.12
Distributions from net investment income	(.30)	(.32)	(.27)	(.27)	(.22)
Distributions from net realized gain	(.28)	(.86)	(.94)	(.46)	(.40)
Total distributions	(.57)B	(1.18)	(1.21)	(.73)	(.62)
Net asset value, end of period	$23.29	$19.55	$16.78	$18.76	$16.77
Total ReturnC,D	22.39%	24.51%	(4.22)%	16.43%	7.26%
Ratios to Average Net AssetsE,F
Expenses before reductions	.48%	.49%	.49%	.50%	.51%
Expenses net of fee waivers, if any	.48%	.49%	.49%	.50%	.51%
Expenses net of all reductions	.47%	.48%	.49%	.50%	.51%
Net investment income (loss)	1.45%	1.81%	1.64%	1.56%	1.66%
Supplemental Data
Net assets, end of period (000 omitted)	$271,384	$240,746	$206,293	$231,977	$209,201
Portfolio turnover rateG	62%	41%	55%	45%	43%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Balanced Portfolio Service Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$19.40	$16.67	$18.65	$16.69	$16.20
Income from Investment Operations
Net investment income (loss)A	.27	.31	.28	.26	.25
Net realized and unrealized gain (loss)	4.00	3.58	(1.05)	2.41	.85
Total from investment operations	4.27	3.89	(.77)	2.67	1.10
Distributions from net investment income	(.28)	(.30)	(.27)	(.26)	(.21)
Distributions from net realized gain	(.28)	(.86)	(.94)	(.46)	(.40)
Total distributions	(.56)	(1.16)	(1.21)	(.71)B	(.61)
Net asset value, end of period	$23.11	$19.40	$16.67	$18.65	$16.69
Total ReturnC,D	22.32%	24.30%	(4.27)%	16.25%	7.16%
Ratios to Average Net AssetsE,F
Expenses before reductions	.58%	.59%	.59%	.60%	.61%
Expenses net of fee waivers, if any	.58%	.59%	.59%	.60%	.61%
Expenses net of all reductions	.57%	.58%	.59%	.60%	.61%
Net investment income (loss)	1.35%	1.71%	1.53%	1.46%	1.56%
Supplemental Data
Net assets, end of period (000 omitted)	$30,072	$19,258	$16,616	$7,933	$4,865
Portfolio turnover rateG	62%	41%	55%	45%	43%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Balanced Portfolio Service Class 2

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$19.02	$16.37	$18.33	$16.41	$15.95
Income from Investment Operations
Net investment income (loss)A	.24	.28	.25	.23	.22
Net realized and unrealized gain (loss)	3.91	3.51	(1.04)	2.38	.83
Total from investment operations	4.15	3.79	(.79)	2.61	1.05
Distributions from net investment income	(.25)	(.28)	(.23)	(.23)	(.19)
Distributions from net realized gain	(.28)	(.86)	(.94)	(.46)	(.40)
Total distributions	(.53)	(1.14)	(1.17)	(.69)	(.59)
Net asset value, end of period	$22.64	$19.02	$16.37	$18.33	$16.41
Total ReturnB,C	22.13%	24.11%	(4.44)%	16.12%	6.98%
Ratios to Average Net AssetsD,E
Expenses before reductions	.73%	.74%	.74%	.75%	.76%
Expenses net of fee waivers, if any	.73%	.74%	.74%	.75%	.76%
Expenses net of all reductions	.72%	.73%	.74%	.75%	.76%
Net investment income (loss)	1.20%	1.56%	1.39%	1.31%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$1,985,175	$1,492,773	$1,045,617	$979,052	$687,973
Portfolio turnover rateF	62%	41%	55%	45%	43%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Balanced Portfolio Investor Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$19.37	$16.64	$18.61	$16.65	$16.16
Income from Investment Operations
Net investment income (loss)A	.27	.31	.28	.26	.25
Net realized and unrealized gain (loss)	4.00	3.59	(1.05)	2.41	.85
Total from investment operations	4.27	3.90	(.77)	2.67	1.10
Distributions from net investment income	(.28)	(.31)	(.26)	(.25)	(.21)
Distributions from net realized gain	(.28)	(.86)	(.94)	(.46)	(.40)
Total distributions	(.56)	(1.17)	(1.20)	(.71)	(.61)
Net asset value, end of period	$23.08	$19.37	$16.64	$18.61	$16.65
Total ReturnB,C	22.35%	24.38%	(4.28)%	16.28%	7.18%
Ratios to Average Net AssetsD,E
Expenses before reductions	.56%	.57%	.57%	.58%	.59%
Expenses net of fee waivers, if any	.55%	.57%	.57%	.58%	.59%
Expenses net of all reductions	.55%	.56%	.57%	.58%	.59%
Net investment income (loss)	1.37%	1.73%	1.56%	1.48%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$3,696,708	$3,152,822	$2,599,494	$2,750,265	$2,350,058
Portfolio turnover rateF	62%	41%	55%	45%	43%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020

1. Organization.

VIP Balanced Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity High Income Central Fund	FMR	Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity VIP Investment Grade Central Fund	FMR	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements.	Delayed Delivery & When Issued Securities Repurchase Agreements Restricted Securities	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its Fund's investment in underlying non-money market Fidelity Central Funds, is available at institutional.fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, market discount and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,666,616,311
Gross unrealized depreciation	(63,135,397)
Net unrealized appreciation (depreciation)	$1,603,480,914
Tax Cost	$4,391,315,995

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$101,672,422
Undistributed long-term capital gain	$240,434,970
Net unrealized appreciation (depreciation) on securities and other investments	$1,603,536,685

The tax character of distributions paid was as follows:

	December 31, 2020	December 31, 2019
Ordinary Income	$71,387,679	$ 74,491,928
Long-term Capital Gains	69,342,192	200,985,467
Total	$140,729,871	$ 275,477,395

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities are noted in the table below.

	Purchases ($)	Sales ($)
VIP Balanced Portfolio	3,207,844,295	3,120,735,672

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .38% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$22,209
Service Class 2	4,092,730
$4,114,939

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. Effective February 1, 2020, the Board approved to change the fee from .145% to .142% for Investor Class, and from .065% to .064% for all other classes. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$150,328.06
Service Class	14,128.06
Service Class 2	1,041,041.06
Investor Class	4,490,962.14
	$5,696,459

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Balanced Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Balanced Portfolio	$88,314

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Balanced Portfolio	Borrower	$20,498,000.27%		$155

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note, and amounted to $230,249,284 and $229,546,285, respectively.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $31,915.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
VIP Balanced Portfolio	$11,373

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Balanced Portfolio	$18,255	$16	$–

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $291,785 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $19,326.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2020	Year ended December 31, 2019
Distributions to shareholders
Initial Class	$6,811,268	$14,400,042
Service Class	622,582	1,135,018
Service Class 2	43,635,462	76,901,177
Investor Class	89,660,559	183,041,158
Total	$140,729,871	$275,477,395

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2020	Year ended December 31, 2019	Year ended December 31, 2020	Year ended December 31, 2019
Initial Class
Shares sold	1,469,953	742,800	$29,756,335	$13,465,557
Reinvestment of distributions	323,113	826,719	6,811,268	14,400,042
Shares redeemed	(2,458,918)	(1,544,868)	(48,439,077)	(28,159,498)
Net increase (decrease)	(665,852)	24,651	$(11,871,474)	$(293,899)
Service Class
Shares sold	557,479	137,424	$11,219,030	$2,462,978
Reinvestment of distributions	29,571	65,723	622,582	1,135,018
Shares redeemed	(278,360)	(207,555)	(5,401,738)	(3,692,936)
Net increase (decrease)	308,690	(4,408)	$6,439,874	$(94,940)
Service Class 2
Shares sold	17,807,960	15,356,271	$341,896,250	$271,057,846
Reinvestment of distributions	2,130,334	4,529,095	43,635,462	76,901,177
Shares redeemed	(10,736,601)	(5,300,284)	(205,709,214)	(94,103,253)
Net increase (decrease)	9,201,693	14,585,082	$179,822,498	$253,855,770
Investor Class
Shares sold	5,557,583	4,861,051	$113,503,524	$87,960,946
Reinvestment of distributions	4,297,716	10,605,065	89,660,559	183,041,158
Shares redeemed	(12,427,422)	(8,904,121)	(229,012,895)	(159,721,671)
Net increase (decrease)	(2,572,123)	6,561,995	$(25,848,812)	$111,280,433

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 65% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 16% of the total outstanding shares of the Fund.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund III and Shareholders of VIP Balanced Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Balanced Portfolio (the "Fund"), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 10, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 305 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
VIP Balanced Portfolio
Initial Class	.47%
Actual		$1,000.00	$1,200.70	$2.60
Hypothetical-C		$1,000.00	$1,022.77	$2.39
Service Class	.57%
Actual		$1,000.00	$1,200.70	$3.15
Hypothetical-C		$1,000.00	$1,022.27	$2.90
Service Class 2.72%
Actual		$1,000.00	$1,199.20	$3.98
Hypothetical-C		$1,000.00	$1,021.52	$3.66
Investor Class	.55%
Actual		$1,000.00	$1,200.90	$3.04
Hypothetical-C		$1,000.00	$1,022.37	$2.80

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Balanced Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Balanced Portfolio
Initial Class	02/05/21	02/05/21	$0.049	$1.261
Service Class	02/05/21	02/05/21	$0.046	$1.261
Service Class 2	02/05/21	02/05/21	$0.041	$1.261
Investor Class	02/05/21	02/05/21	$0.047	$1.261

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $240,823,057, or, if subsequently determined to be different, the net capital gain of such year.

A total of 4.91% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Initial Class designates 1% and 69%; Service Class designates 1% and 73%; Service Class 2 designates 1% and 82%; and Investor Class designates 1% and 73%; of the dividends distributed in February and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	11,873,719,424.880	95.467
Withheld	563,733,484.061	4.533
TOTAL	12,437,452,908.941	100.000
Donald F. Donahue
Affirmative	11,885,423,471.800	95.562
Withheld	552,029,437.141	4.438
TOTAL	12,437,452,908.941	100.000
Bettina Doulton
Affirmative	11,900,857,560.658	95.686
Withheld	536,595,348.283	4.314
TOTAL	12,437,452,908.941	100.000
Vicki L. Fuller
Affirmative	11,897,618,142.237	95.660
Withheld	539,834,766.704	4.340
TOTAL	12,437,452,908.941	100.000
Patricia L. Kampling
Affirmative	11,903,021,284.235	95.703
Withheld	534,431,624.706	4.297
TOTAL	12,437,452,908.941	100.000
Alan J. Lacy
Affirmative	11,856,684,544.198	95.330
Withheld	580,768,364.743	4.670
TOTAL	12,437,452,908.941	100.000
Ned C. Lautenbach
Affirmative	11,824,513,544.259	95.072
Withheld	612,939,364.683	4.928
TOTAL	12,437,452,908.941	100.000
Robert A. Lawrence
Affirmative	11,876,961,150.727	95.494
Withheld	560,491,758.215	4.506
TOTAL	12,437,452,908.941	100.000
Joseph Mauriello
Affirmative	11,834,415,540.516	95.151
Withheld	603,037,368.425	4.849
TOTAL	12,437,452,908.941	100.000
Cornelia M. Small
Affirmative	11,856,824,619.655	95.332
Withheld	580,628,289.286	4.668
TOTAL	12,437,452,908.941	100.000
Garnett A. Smith
Affirmative	11,800,183,109.304	95.158
Withheld	637,269,799.637	5.124
TOTAL	12,437,452,908.941	100.000
David M. Thomas
Affirmative	11,862,989,291.482	95.381
Withheld	574,463,617.459	4.619
TOTAL	12,437,452,908.941	100.000
Susan Tomasky
Affirmative	11,892,512,654.887	95.619
Withheld	544,940,254.055	4.381
TOTAL	12,437,452,908.941	100.000
Michael E. Wiley
Affirmative	11,861,612,322.369	95.370
Withheld	575,840,586.573	4.630
TOTAL	12,437,452,908.941	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	3,585,723,501.724	82.058
Against	320,511,914.016	7.335
Abstain	463,485,227.751	10.607
Broker Non-Vote	0.00	0.00
TOTAL	4,369,720,643.491	100.000
Proposal 1 reflects trust wide proposal and voting results.

VIPBAL-ANN-0221
1.540208.123

Fidelity® Variable Insurance Products:

Growth Opportunities Portfolio

Annual Report

December 31, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Past 10 years
Initial Class	68.66%	29.24%	21.84%
Service Class	68.49%	29.12%	21.72%
Service Class 2	68.21%	28.91%	21.53%
Investor Class	68.52%	29.13%	21.74%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Opportunities Portfolio - Initial Class on December 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Period Ending Values
$72,084	VIP Growth Opportunities Portfolio - Initial Class
$48,929	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 18.40% in 2020, a highly volatile and unpredictable year that will be remembered by most investors for the impact of the coronavirus pandemic. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that culminated with the index closing the year at an all-time high. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings and the potential for a COVID-19 vaccine breakthrough. The rally slowed in early September, when the S&P 500 began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November (+11%) was a much different story, however, as investors reacted favorably to election results. The momentum continued in December (+4%), driven by regulatory approvals for two COVID-19 vaccines in the U.S. By sector for the full year, information technology (+44%) and consumer discretionary (+33%) led the way, boosted by a handful of large growth stocks. In contrast, energy shares (-34%) struggled along with global oil demand and pricing.

Comments from Portfolio Manager Kyle Weaver:  For the year ending December 31, 2020, the fund's share classes gained about 68% to 69%, outperforming the 38.49% result of the benchmark Russell 1000® Growth Index. Versus the benchmark, security selection was the primary contributor, especially within the consumer discretionary sector. Strong picks in the information technology sector, primarily driven by the software & services industry, also bolstered the fund's relative result. Also helping were stock picks in the communication services sector, especially within the media & entertainment industry. One of the fund's top individual relative contributors was an outsized stake in Carvana, which gained approximately 161% the past year. The company was among our largest holdings. The fund's non-benchmark stake in Pinduoduo, one of our biggest holdings as of December 31, gained about 369%. Another top relative contributor was an out-of-benchmark stake in Sea (+398%). In contrast, the biggest detractor from performance versus the benchmark was stock selection in the consumer staples sector, primarily within the food, beverage & tobacco industry. Also hindering the fund's relative performance was an overweighting in energy and an underweighting in information technology. The fund's largest individual relative detractor was our lighter-than-benchmark stake in Apple, which gained roughly 82% the past 12 months. The company was among the fund's biggest holdings. The fund's non-benchmark stake in JUUL Labs returned -53%. The fund's non-benchmark stake in Spirit Airlines, a position not held at period end, returned roughly -62%. Notable changes in positioning include increased exposure to the consumer discretionary sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2020

% of fund's net assets
Microsoft Corp.	7.3
Amazon.com, Inc.	5.3
Apple, Inc.	4.0
Alphabet, Inc. Class C	3.2
Tesla, Inc.	3.2
Facebook, Inc. Class A	2.8
Pinduoduo, Inc. ADR	2.1
Roku, Inc. Class A	2.1
NVIDIA Corp.	2.0
Carvana Co. Class A	1.9
33.9

Top Five Market Sectors as of December 31, 2020

% of fund's net assets
Information Technology	38.2
Consumer Discretionary	17.9
Communication Services	16.7
Health Care	13.6
Industrials	4.2

Asset Allocation (% of fund's net assets)

As of December 31, 2020*
Stocks	99.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments - 15.6%

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
COMMUNICATION SERVICES - 16.7%
Entertainment - 6.0%
Activision Blizzard, Inc.	154,348	$14,331,212
Netflix, Inc. (a)	73,800	39,905,874
Roku, Inc. Class A (a)	184,624	61,298,860
Sea Ltd. ADR (a)(b)	265,788	52,905,101
The Walt Disney Co.	54,351	9,847,314
		178,288,361
Interactive Media & Services - 8.5%
Alphabet, Inc.:
Class A (a)	19,376	33,959,153
Class C (a)	54,523	95,517,753
Facebook, Inc. Class A (a)	302,579	82,652,480
InterActiveCorp (a)	16,899	3,199,826
Match Group, Inc. (a)	36,574	5,529,623
Snap, Inc. Class A (a)	171,700	8,597,019
Zoominfo Technologies, Inc. (b)	468,900	22,615,047
		252,070,901
Media - 0.4%
Comcast Corp. Class A	195,090	10,222,716
Wireless Telecommunication Services - 1.8%
T-Mobile U.S., Inc.	399,688	53,897,927

TOTAL COMMUNICATION SERVICES		494,479,905

CONSUMER DISCRETIONARY - 17.6%
Automobiles - 3.3%
Lordstown Motors Corp. (c)	130,761	2,623,066
Neutron Holdings, Inc. warrants (a)(c)(d)	106,587	1
Tesla, Inc. (a)	133,725	94,365,721
XPeng, Inc. ADR (a)	34,900	1,494,767
		98,483,555
Diversified Consumer Services - 0.1%
Arco Platform Ltd. Class A (a)(b)	101,677	3,608,517
FSN Ecommerce Ventures Pvt Ltd. (c)(d)	12,079	1,001,902
		4,610,419
Hotels, Restaurants & Leisure - 0.0%
Airbnb, Inc. Class A	8,900	1,306,520
Household Durables - 0.4%
Purple Innovation, Inc. (a)	329,700	10,860,318
Internet & Direct Marketing Retail - 10.5%
Alibaba Group Holding Ltd. sponsored ADR (a)	154,292	35,908,377
Amazon.com, Inc. (a)	48,028	156,423,834
Chewy, Inc. (a)(b)	58,400	5,249,576
Doordash, Inc.	7,600	1,084,900
Etsy, Inc. (a)	27,200	4,839,152
HelloFresh AG (a)	88,400	6,837,932
MercadoLibre, Inc. (a)	9,626	16,125,668
Pinduoduo, Inc. ADR (a)	350,803	62,327,169
The Booking Holdings, Inc. (a)	4,010	8,931,353
THG Holdings Ltd.	90,400	964,252
Wayfair LLC Class A (a)	52,502	11,855,477
		310,547,690
Leisure Products - 0.5%
Peloton Interactive, Inc. Class A (a)	108,600	16,476,792
Specialty Retail - 2.5%
Carvana Co. Class A (a)(b)	236,170	56,572,162
Cazoo Holdings Ltd. (c)(d)	19,630	285,218
Floor & Decor Holdings, Inc. Class A (a)	64,158	5,957,070
Lithia Motors, Inc. Class A (sub. vtg.)	4,800	1,404,816
Shift Technologies, Inc. (c)	255,900	2,116,293
Shift Technologies, Inc. Class A (a)	180,000	1,488,600
Vroom, Inc.	127,300	5,215,481
		73,039,640
Textiles, Apparel & Luxury Goods - 0.3%
Allbirds, Inc. (a)(c)(d)	6,630	76,643
Deckers Outdoor Corp. (a)	2,000	573,560
lululemon athletica, Inc. (a)	20,872	7,264,082
		7,914,285

TOTAL CONSUMER DISCRETIONARY		523,239,219

CONSUMER STAPLES - 1.4%
Beverages - 0.0%
Boston Beer Co., Inc. Class A (a)	600	596,574
Food & Staples Retailing - 1.2%
Blink Health LLC Series A1 (c)(d)	8,327	271,793
Costco Wholesale Corp.	65,100	24,528,378
Performance Food Group Co. (a)	181,300	8,631,693
Walmart, Inc.	15,200	2,191,080
		35,622,944
Food Products - 0.2%
Beyond Meat, Inc. (a)(b)	24,711	3,088,875
Freshpet, Inc. (a)	13,600	1,931,064
		5,019,939
Tobacco - 0.0%
JUUL Labs, Inc. Class B (a)(c)(d)	560	38,702

TOTAL CONSUMER STAPLES		41,278,159

ENERGY - 1.2%
Oil, Gas & Consumable Fuels - 1.2%
Reliance Industries Ltd.	77,762	1,189,404
Reliance Industries Ltd.	1,264,035	34,350,935
		35,540,339
FINANCIALS - 2.0%
Capital Markets - 0.5%
London Stock Exchange Group PLC	62,403	7,702,810
MSCI, Inc.	2,880	1,286,006
XP, Inc. Class A (a)	101,100	4,010,637
		12,999,453
Consumer Finance - 1.3%
American Express Co.	22,000	2,660,020
Capital One Financial Corp.	104,600	10,339,710
LendingTree, Inc. (a)(b)	57,723	15,803,980
Synchrony Financial	301,100	10,451,181
		39,254,891
Diversified Financial Services - 0.1%
Deerfield Healthcare Technology Acquisitions Corp. Class A (a)	26,793	417,971
Jaws Acquisition Corp. (a)	87,500	1,173,375
Novus Capital Corp. (a)	23,900	374,035
Rush Street Interactive, Inc. (c)	60,600	1,311,990
		3,277,371
Insurance - 0.1%
Goosehead Insurance	23,100	2,881,956
Palomar Holdings, Inc. (a)	5,200	461,968
		3,343,924

TOTAL FINANCIALS		58,875,639

HEALTH CARE - 13.6%
Biotechnology - 4.4%
AbbVie, Inc.	29,600	3,171,640
ACADIA Pharmaceuticals, Inc. (a)	89,900	4,806,054
Acceleron Pharma, Inc. (a)	13,500	1,727,190
ADC Therapeutics SA (a)	37,688	1,206,393
Agios Pharmaceuticals, Inc. (a)	31,900	1,382,227
Alexion Pharmaceuticals, Inc. (a)	106,927	16,706,274
Alnylam Pharmaceuticals, Inc. (a)	31,651	4,113,680
Applied Therapeutics, Inc. (a)	29,837	656,712
Arcutis Biotherapeutics, Inc. (a)	33,800	950,794
Argenx SE ADR (a)	6,100	1,793,949
Ascendis Pharma A/S sponsored ADR (a)	16,125	2,689,328
BeiGene Ltd. (a)	12,900	261,246
Black Diamond Therapeutics, Inc. (a)	8,600	275,630
Crinetics Pharmaceuticals, Inc. (a)	75,786	1,069,340
Exelixis, Inc. (a)	28,400	569,988
FibroGen, Inc. (a)	130,077	4,824,556
Forma Therapeutics Holdings, Inc.	27,400	956,260
Fusion Pharmaceuticals, Inc. (a)	22,300	262,025
G1 Therapeutics, Inc. (a)	11,600	208,684
Global Blood Therapeutics, Inc. (a)	10,300	446,093
Gritstone Oncology, Inc. (a)	135,124	532,389
Insmed, Inc. (a)	327,303	10,895,917
Intercept Pharmaceuticals, Inc. (a)	78,200	1,931,540
Keros Therapeutics, Inc.	43,800	3,089,652
Kura Oncology, Inc. (a)	36,300	1,185,558
Kymera Therapeutics, Inc. (a)	3,800	235,600
Moderna, Inc. (a)	31,900	3,332,593
Morphic Holding, Inc. (a)	38,600	1,295,030
Neurocrine Biosciences, Inc. (a)	115,722	11,091,954
Novavax, Inc. (a)	15,200	1,694,952
ORIC Pharmaceuticals, Inc. (a)	12,700	429,895
Passage Bio, Inc.	45,500	1,163,435
Poseida Therapeutics, Inc. (a)	9,300	102,021
Prelude Therapeutics, Inc.	10,200	729,810
Protagonist Therapeutics, Inc. (a)	61,400	1,237,824
PTC Therapeutics, Inc. (a)	9,000	549,270
Regeneron Pharmaceuticals, Inc. (a)	46,382	22,407,608
Relay Therapeutics, Inc. (a)	9,000	374,040
Repare Therapeutics, Inc.	3,400	116,620
Revolution Medicines, Inc.	78,293	3,099,620
Sage Therapeutics, Inc. (a)	12,800	1,107,328
Sarepta Therapeutics, Inc. (a)	41,713	7,111,649
Seer, Inc.	2,900	162,806
TG Therapeutics, Inc. (a)	31,900	1,659,438
Vaxcyte, Inc.	64,004	1,700,586
Viela Bio, Inc. (a)	36,600	1,316,502
Zentalis Pharmaceuticals, Inc.	77,300	4,014,962
Zymeworks, Inc. (a)	13,900	656,914
		131,303,576
Health Care Equipment & Supplies - 3.4%
Becton, Dickinson & Co.	37,400	9,358,228
Boston Scientific Corp. (a)	480,392	17,270,092
Danaher Corp.	45,900	10,196,226
DexCom, Inc. (a)	29,000	10,721,880
Hologic, Inc. (a)	67,800	4,937,874
Insulet Corp. (a)	26,800	6,850,884
Intuitive Surgical, Inc. (a)	5,130	4,196,853
Masimo Corp. (a)	13,280	3,564,086
Novocure Ltd. (a)	59,846	10,355,752
Outset Medical, Inc.	12,715	722,721
Penumbra, Inc. (a)	29,400	5,145,000
SmileDirectClub, Inc. (a)(b)	804,988	9,611,557
TransMedics Group, Inc. (a)(b)	355,941	7,083,226
		100,014,379
Health Care Providers & Services - 4.5%
1Life Healthcare, Inc. (a)	598,720	26,134,128
Centene Corp. (a)	260,300	15,625,809
Cigna Corp.	63,645	13,249,616
Humana, Inc.	50,772	20,830,228
Oak Street Health, Inc. (a)(b)	210,200	12,855,832
UnitedHealth Group, Inc.	129,248	45,324,689
		134,020,302
Health Care Technology - 0.3%
GoodRx Holdings, Inc. (b)	91,800	3,703,212
Inspire Medical Systems, Inc. (a)	21,800	4,100,362
Veeva Systems, Inc. Class A (a)	3,531	961,315
		8,764,889
Life Sciences Tools & Services - 0.4%
10X Genomics, Inc. (a)	7,600	1,076,160
Bruker Corp.	57,337	3,103,652
Sartorius Stedim Biotech	12,726	4,527,204
Sotera Health Co.	47,400	1,300,656
		10,007,672
Pharmaceuticals - 0.6%
AstraZeneca PLC sponsored ADR	55,720	2,785,443
Bristol-Myers Squibb Co. rights (a)	23,300	16,079
Horizon Therapeutics PLC (a)	26,000	1,901,900
IMARA, Inc.	36,400	802,620
Intra-Cellular Therapies, Inc. (a)	20,380	648,084
Nabriva Therapeutics PLC (a)(b)	163,155	394,835
Nabriva Therapeutics PLC warrants 6/1/22 (a)	1,049,672	2,309
Nektar Therapeutics (a)	179,599	3,053,183
Roche Holding AG (participation certificate)	24,662	8,589,739
Theravance Biopharma, Inc. (a)	39,100	694,807
		18,888,999

TOTAL HEALTH CARE		402,999,817

INDUSTRIALS - 4.0%
Aerospace & Defense - 0.2%
Axon Enterprise, Inc. (a)	32,000	3,920,960
Northrop Grumman Corp.	10,673	3,252,277
		7,173,237
Building Products - 0.1%
The AZEK Co., Inc.	35,200	1,353,440
Electrical Equipment - 0.9%
Sunrun, Inc. (a)	222,718	15,452,175
Vestas Wind Systems A/S	44,457	10,502,053
		25,954,228
Professional Services - 0.5%
Boa Vista Servicos SA	531,400	1,294,176
Clarivate Analytics PLC (a)	248,300	7,376,993
TransUnion Holding Co., Inc.	69,237	6,869,695
		15,540,864
Road & Rail - 2.3%
Lyft, Inc. (a)	424,516	20,856,471
Uber Technologies, Inc. (a)	917,193	46,776,843
		67,633,314

TOTAL INDUSTRIALS		117,655,083

INFORMATION TECHNOLOGY - 37.9%
Electronic Equipment & Components - 0.7%
CDW Corp.	13,441	1,771,389
Flex Ltd. (a)	342,852	6,164,479
II-VI, Inc. (a)	132,500	10,064,700
Jabil, Inc.	84,900	3,610,797
		21,611,365
IT Services - 7.1%
Alliance Data Systems Corp.	54,200	4,016,220
EPAM Systems, Inc. (a)	10,371	3,716,448
Fidelity National Information Services, Inc.	68,606	9,705,005
Genpact Ltd.	130,780	5,409,061
Global Payments, Inc.	95,174	20,502,383
GoDaddy, Inc. (a)	305,806	25,366,608
MasterCard, Inc. Class A	52,156	18,616,563
MongoDB, Inc. Class A (a)	27,286	9,796,765
Nuvei Corp. (a)(e)	7,400	445,702
PayPal Holdings, Inc. (a)	85,947	20,128,787
Repay Holdings Corp. (a)	116,700	3,180,075
Riskified Ltd. (a)(c)(d)	122,600	1,409,900
Riskified Ltd. warrants (a)(c)(d)	147	0
Snowflake Computing, Inc.	900	253,260
Snowflake Computing, Inc. Class B	1,186	317,053
Square, Inc. (a)	49,400	10,751,416
Twilio, Inc. Class A (a)	75,677	25,616,665
Visa, Inc. Class A	108,633	23,761,296
Wix.com Ltd. (a)	102,890	25,718,384
		208,711,591
Semiconductors & Semiconductor Equipment - 8.4%
Applied Materials, Inc.	223,095	19,253,099
Array Technologies, Inc.	139,400	6,013,716
Cirrus Logic, Inc. (a)	11,600	953,520
Enphase Energy, Inc. (a)	69,700	12,230,259
Inphi Corp. (a)	17,700	2,840,319
Lam Research Corp.	38,944	18,392,083
Marvell Technology Group Ltd.	314,770	14,964,166
Micron Technology, Inc. (a)	621,855	46,751,059
NVIDIA Corp.	112,663	58,832,619
NXP Semiconductors NV	256,845	40,840,923
ON Semiconductor Corp. (a)	393,839	12,890,350
Semtech Corp. (a)	18,700	1,348,083
SolarEdge Technologies, Inc. (a)	35,143	11,214,834
Universal Display Corp.	7,992	1,836,562
		248,361,592
Software - 17.3%
Adobe, Inc. (a)	53,957	26,984,975
Anaplan, Inc. (a)	101,400	7,285,590
Autodesk, Inc. (a)	43,285	13,216,642
Bill.Com Holdings, Inc. (a)	2,500	341,250
Cerence, Inc. (a)(b)	36,000	3,617,280
Ceridian HCM Holding, Inc. (a)	13,100	1,395,936
Cloudflare, Inc. (a)	54,097	4,110,831
Coupa Software, Inc. (a)	21,560	7,306,900
Datadog, Inc. Class A (a)	6,200	610,328
Digital Turbine, Inc. (a)	467,700	26,453,112
DocuSign, Inc. (a)	28,352	6,302,650
Dynatrace, Inc. (a)	406,600	17,593,582
Elastic NV (a)	82,881	12,111,401
Epic Games, Inc. (c)(d)	2,016	1,159,200
Everbridge, Inc. (a)	10,300	1,535,421
fuboTV, Inc. (a)(b)	151,300	4,236,400
HubSpot, Inc. (a)	46,993	18,629,905
Intuit, Inc.	49,690	18,874,747
Lightspeed POS, Inc.	73,500	5,173,665
Lightspeed POS, Inc. (Canada) (a)	353,637	24,959,343
Microsoft Corp.	978,844	217,714,479
RingCentral, Inc. (a)	8,517	3,227,687
Salesforce.com, Inc. (a)	178,731	39,773,009
ServiceNow, Inc. (a)	31,918	17,568,625
The Trade Desk, Inc. (a)	4,945	3,960,945
Triterras, Inc. (a)(b)	738,000	8,140,140
Workday, Inc. Class A (a)	56,393	13,512,327
Zendesk, Inc. (a)	21,600	3,091,392
Zoom Video Communications, Inc. Class A (a)	13,300	4,486,356
		513,374,118
Technology Hardware, Storage & Peripherals - 4.4%
Apple, Inc.	897,304	119,063,268
Samsung Electronics Co. Ltd.	157,640	11,731,699
		130,794,967

TOTAL INFORMATION TECHNOLOGY		1,122,853,633

MATERIALS - 0.8%
Chemicals - 0.8%
LG Chemical Ltd.	22,376	16,940,224
The Chemours Co. LLC	272,187	6,747,516
		23,687,740
Metals & Mining - 0.0%
MP Materials Corp. (a)(b)	11,000	353,870

TOTAL MATERIALS		24,041,610

REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.5%
American Tower Corp.	59,885	13,441,787
Crown Castle International Corp.	6,000	955,140
		14,396,927
Real Estate Management & Development - 0.3%
KE Holdings, Inc. ADR (a)	49,800	3,064,692
Redfin Corp. (a)	82,745	5,678,789
		8,743,481

TOTAL REAL ESTATE		23,140,408

UTILITIES - 1.4%
Electric Utilities - 1.3%
American Electric Power Co., Inc.	13,300	1,107,491
Edison International	220,207	13,833,404
Evergy, Inc.	22,300	1,237,873
FirstEnergy Corp.	116,300	3,559,943
NextEra Energy, Inc.	85,252	6,577,192
ORSTED A/S (e)	65,494	13,400,420
		39,716,323
Independent Power and Renewable Electricity Producers - 0.1%
Brookfield Renewable Corp. (b)	57,750	3,369,090

TOTAL UTILITIES		43,085,413

TOTAL COMMON STOCKS
(Cost $1,423,228,529)		2,887,189,225

Preferred Stocks - 1.4%
Convertible Preferred Stocks - 1.3%
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Starry, Inc. Series D (a)(c)(d)	236,200	337,766
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.1%
Rivian Automotive, Inc. Series E (c)(d)	203,741	3,155,948
Internet & Direct Marketing Retail - 0.1%
Instacart, Inc. Series H (c)(d)	39,942	2,396,520
Zomato Pvt Ltd. Series J7 (c)(d)	65	267,133
		2,663,653
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc.:
Series A (a)(c)(d)	2,615	30,229
Series B (a)(c)(d)	460	5,318
Series C (a)(c)(d)	4,390	50,748
Series Seed (a)(c)(d)	1,405	16,242
		102,537
TOTAL CONSUMER DISCRETIONARY		5,922,138
CONSUMER STAPLES - 0.4%
Food & Staples Retailing - 0.1%
Blink Health LLC Series C (a)(c)(d)	27,201	887,841
Sweetgreen, Inc.:
Series C (a)(c)(d)	749	11,123
Series D (a)(c)(d)	12,050	178,943
Series I (a)(c)(d)	28,401	421,755
		1,499,662
Tobacco - 0.3%
JUUL Labs, Inc.:
Series C (a)(c)(d)	131,549	9,091,351
Series D (a)(c)(d)	741	51,211
		9,142,562
TOTAL CONSUMER STAPLES		10,642,224
FINANCIALS - 0.2%
Diversified Financial Services - 0.1%
Alkami Technology, Inc. Series F (c)(d)	137,573	2,201,168
Sonder Holdings, Inc.:
Series D1 (c)(d)	28,666	308,644
Series E (c)(d)	122,861	1,322,832
		3,832,644
Insurance - 0.1%
Clover Health Series D (a)(c)	65,670	1,933,325
TOTAL FINANCIALS		5,765,969
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Nuvation Bio, Inc. Series A (a)(c)	398,600	781,256
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp.:
Series I (a)(c)(d)	3,941	1,064,070
Series N (c)(d)	8,100	2,187,000
		3,251,070
Road & Rail - 0.1%
Convoy, Inc. Series D (a)(c)(d)	197,216	3,041,071
TOTAL INDUSTRIALS		6,292,141
INFORMATION TECHNOLOGY - 0.3%
IT Services - 0.1%
ByteDance Ltd. Series E1 (c)(d)	17,456	1,912,727
Riskified Ltd. Series E (a)(c)(d)	17,500	201,250
Yanka Industries, Inc. Series E (c)(d)	53,172	642,275
		2,756,252
Software - 0.2%
ACV Auctions, Inc.:
Series E (a)(c)(d)	482,013	2,855,493
Series E1 (c)(d)	109,510	648,748
DoubleVerify, Inc. Series A (c)(d)	492,700	2,826,669
		6,330,910
TOTAL INFORMATION TECHNOLOGY		9,087,162

TOTAL CONVERTIBLE PREFERRED STOCKS		38,828,656

Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.0%
Neutron Holdings, Inc. Series 1C (c)(d)	1,673,000	33,460
Waymo LLC Series A2 (c)(d)	7,496	643,661
		677,121
Specialty Retail - 0.1%
Cazoo Holdings Ltd.:
Series A (c)(d)	641	9,314
Series B (c)(d)	11,220	163,023
Series C (c)(d)	228	3,313
Series D (c)(d)	40,082	582,379
		758,029
TOTAL CONSUMER DISCRETIONARY		1,435,150
TOTAL PREFERRED STOCKS
(Cost $28,794,089)		40,263,806
	Principal Amount	Value

Convertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc.:
4% 5/22/27 (c)(d)	130,700	130,700
4% 6/12/27 (c)(d)	35,600	35,600
TOTAL CONVERTIBLE BONDS
(Cost $166,300)		166,300

Preferred Securities - 0.0%
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Starry, Inc. 3% (Cost $927,692)(c)(d)(f)	927,692	936,737
	Shares	Value

Money Market Funds - 4.0%
Fidelity Cash Central Fund 0.11% (g)	6,555,227	6,556,539
Fidelity Securities Lending Cash Central Fund 0.11% (g)(h)	113,729,111	113,740,484
TOTAL MONEY MARKET FUNDS
(Cost $120,297,023)		120,297,023

Equity Funds - 1.1%
Domestic Equity Funds - 1.1%
iShares Russell 1000 Growth Index ETF
(Cost $31,321,020)	136,000	32,795,040
TOTAL INVESTMENT IN SECURITIES - 103.9%
(Cost $1,604,734,653)		3,081,648,131
NET OTHER ASSETS (LIABILITIES) - (3.9)%		(116,488,603)
NET ASSETS - 100%		$2,965,159,528

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $51,661,549 or 1.7% of net assets.

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $13,846,122 or 0.5% of net assets.

 (f) Security is perpetual in nature with no stated maturity date.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
ACV Auctions, Inc. Series E	11/6/19	$2,665,628
ACV Auctions, Inc. Series E1	9/4/20	$648,748
Alkami Technology, Inc. Series F	9/24/20	$2,201,168
Allbirds, Inc.	10/9/18	$72,712
Allbirds, Inc. Series A	10/9/18	$28,679
Allbirds, Inc. Series B	10/9/18	$5,045
Allbirds, Inc. Series C	10/9/18	$48,146
Allbirds, Inc. Series Seed	10/9/18	$15,409
Blink Health LLC Series A1	12/30/20	$225,578
Blink Health LLC Series C	11/7/19	$1,038,425
ByteDance Ltd. Series E1	11/18/20	$1,912,727
Cazoo Holdings Ltd.	9/30/20	$269,127
Cazoo Holdings Ltd. Series A	9/30/20	$8,788
Cazoo Holdings Ltd. Series B	9/30/20	$153,826
Cazoo Holdings Ltd. Series C	9/30/20	$3,126
Cazoo Holdings Ltd. Series D	9/30/20	$549,523
Clover Health Series D	6/7/17	$615,840
Convoy, Inc. Series D	10/30/19	$2,670,305
DoubleVerify, Inc. Series A	11/18/20	$2,826,669
Epic Games, Inc.	7/13/20 - 7/30/20	$1,159,200
FSN Ecommerce Ventures Pvt Ltd.	10/7/20 - 10/26/20	$994,523
Instacart, Inc. Series H	11/13/20	$2,396,520
JUUL Labs, Inc. Class B	11/21/17	$0
JUUL Labs, Inc. Series C	5/22/15	$0
JUUL Labs, Inc. Series D	6/25/18	$0
Lordstown Motors Corp.	10/23/20	$1,307,610
Neutron Holdings, Inc. Series 1C	7/3/18	$305,891
Neutron Holdings, Inc. warrants	6/4/20	$0
Neutron Holdings, Inc. 4% 5/22/27	6/4/20	$130,700
Neutron Holdings, Inc. 4% 6/12/27	6/12/20	$35,600
Nuvation Bio, Inc. Series A	6/17/19	$307,472
Riskified Ltd.	12/20/19 - 4/15/20	$1,109,208
Riskified Ltd. Series E	10/28/19	$166,502
Riskified Ltd. warrants	10/28/19	$0
Rivian Automotive, Inc. Series E	7/10/20	$3,155,948
Rush Street Interactive, Inc.	12/29/20	$606,000
Shift Technologies, Inc.	10/13/20	$2,559,000
Sonder Holdings, Inc. Series D1	12/20/19	$300,878
Sonder Holdings, Inc. Series E	4/3/20 - 5/6/20	$1,322,832
Space Exploration Technologies Corp. Series I	4/5/18	$666,029
Space Exploration Technologies Corp. Series N	8/4/20	$2,187,000
Starry, Inc. Series D	7/30/20	$337,766
Starry, Inc. 3%	9/4/20	$927,692
Sweetgreen, Inc. Series C	9/13/19	$12,808
Sweetgreen, Inc. Series D	9/13/19	$206,055
Sweetgreen, Inc. Series I	9/13/19	$485,657
Waymo LLC Series A2	5/8/20	$643,661
Yanka Industries, Inc. Series E	5/15/20	$642,275
Zomato Pvt Ltd. Series J7	12/9/20	$264,743

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$41,231
Fidelity Securities Lending Cash Central Fund	1,867,628
Total	$1,908,859

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$494,817,671	$494,479,905	$--	$337,766
Consumer Discretionary	530,596,507	515,037,523	6,837,932	8,721,052
Consumer Staples	51,920,383	40,967,664	--	10,952,719
Energy	35,540,339	35,540,339	--	--
Financials	64,641,608	51,172,829	9,636,135	3,832,644
Health Care	403,781,073	394,407,769	9,373,304	--
Industrials	123,947,224	107,153,030	10,502,053	6,292,141
Information Technology	1,131,940,795	1,119,967,480	317,053	11,656,262
Materials	24,041,610	24,041,610	--	--
Real Estate	23,140,408	23,140,408	--	--
Utilities	43,085,413	29,684,993	13,400,420	--
Corporate Bonds	166,300	--	--	166,300
Preferred Securities	936,737	--	--	936,737
Money Market Funds	120,297,023	120,297,023	--	--
Equity Funds	32,795,040	32,795,040	--	--
Total Investments in Securities:	$3,081,648,131	$2,988,685,613	$50,066,897	$42,895,621

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$29,128,178
Net Realized Gain (Loss) on Investment Securities	(671)
Net Unrealized Gain (Loss) on Investment Securities	(9,672,130)
Cost of Purchases	23,994,635
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(554,391)
Ending Balance	$42,895,621
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2020	$(9,672,130)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	84.4%
Cayman Islands	5.5%
Netherlands	1.9%
India	1.2%
Canada	1.1%
Korea (South)	1.0%
Israel	1.0%
Denmark	1.0%
Others (Individually Less Than 1%)	2.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value (including securities loaned of $108,900,425) — See accompanying schedule: Unaffiliated issuers (cost $1,484,437,630)	$2,961,351,108
Fidelity Central Funds (cost $120,297,023)	120,297,023
Total Investment in Securities (cost $1,604,734,653)		$3,081,648,131
Foreign currency held at value (cost $7,327)		7,327
Receivable for investments sold		34,375,811
Receivable for fund shares sold		4,211,738
Dividends receivable		563,747
Interest receivable		3,793
Distributions receivable from Fidelity Central Funds		48,591
Prepaid expenses		2,480
Other receivables		23,141
Total assets		3,120,884,759
Liabilities
Payable for investments purchased	$36,892,983
Payable for fund shares redeemed	1,458,438
Accrued management fee	1,264,649
Distribution and service plan fees payable	232,250
Other affiliated payables	301,797
Other payables and accrued expenses	1,841,846
Collateral on securities loaned	113,733,268
Total liabilities		155,725,231
Net Assets		$2,965,159,528
Net Assets consist of:
Paid in capital		$1,291,558,150
Total accumulated earnings (loss)		1,673,601,378
Net Assets		$2,965,159,528
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($470,896,737 ÷ 6,073,169 shares)		$77.54
Service Class:
Net Asset Value, offering price and redemption price per share ($163,452,335 ÷ 2,112,738 shares)		$77.37
Service Class 2:
Net Asset Value, offering price and redemption price per share ($1,079,778,085 ÷ 14,191,806 shares)		$76.08
Investor Class:
Net Asset Value, offering price and redemption price per share ($1,251,032,371 ÷ 16,259,703 shares)		$76.94

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Dividends		$8,831,500
Interest		7,339
Income from Fidelity Central Funds (including $1,867,628 from security lending)		1,908,859
Total income		10,747,698
Expenses
Management fee	$10,753,142
Transfer agent fees	1,945,096
Distribution and service plan fees	1,912,344
Accounting fees	614,443
Custodian fees and expenses	96,682
Independent trustees' fees and expenses	10,650
Audit	72,671
Legal	11,592
Interest	15,142
Miscellaneous	43,935
Total expenses before reductions	15,475,697
Expense reductions	(101,132)
Total expenses after reductions		15,374,565
Net investment income (loss)		(4,626,867)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $77,751)	237,621,707
Fidelity Central Funds	13,775
Foreign currency transactions	(63,386)
Futures contracts	(221,597)
Total net realized gain (loss)		237,350,499
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,192,878)	888,831,024
Assets and liabilities in foreign currencies	5,889
Total change in net unrealized appreciation (depreciation)		888,836,913
Net gain (loss)		1,126,187,412
Net increase (decrease) in net assets resulting from operations		$1,121,560,545

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(4,626,867)	$1,104,326
Net realized gain (loss)	237,350,499	88,280,963
Change in net unrealized appreciation (depreciation)	888,836,913	319,173,043
Net increase (decrease) in net assets resulting from operations	1,121,560,545	408,558,332
Distributions to shareholders	(111,120,843)	(98,227,552)
Share transactions - net increase (decrease)	405,543,918	336,477,204
Total increase (decrease) in net assets	1,415,983,620	646,807,984
Net Assets
Beginning of period	1,549,175,908	902,367,924
End of period	$2,965,159,528	$1,549,175,908

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Growth Opportunities Portfolio Initial Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$48.86	$38.01	$36.08	$31.06	$31.75
Income from Investment Operations
Net investment income (loss)A	(.06)	.09B	.03	.13	.11
Net realized and unrealized gain (loss)	32.11	14.54	4.19	9.54	(.10)
Total from investment operations	32.05	14.63	4.22	9.67	.01
Distributions from net investment income	(.01)	(.07)	(.05)	(.10)	(.10)
Distributions from net realized gain	(3.36)	(3.71)	(2.24)	(4.54)	(.60)
Total distributions	(3.37)	(3.78)	(2.29)	(4.65)C	(.70)
Net asset value, end of period	$77.54	$48.86	$38.01	$36.08	$31.06
Total ReturnD,E	68.66%	40.84%	12.46%	34.47%	.37%
Ratios to Average Net AssetsF,G
Expenses before reductions	.64%	.64%	.65%	.67%	.68%
Expenses net of fee waivers, if any	.64%	.64%	.65%	.66%	.68%
Expenses net of all reductions	.63%	.64%	.65%	.66%	.68%
Net investment income (loss)	(.10)%	.20%B	.09%	.40%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$470,897	$284,621	$187,106	$167,740	$133,393
Portfolio turnover rateH	65%	49%	39%	54%	65%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.07 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .03%.

 C Total distributions per share do not sum due to rounding.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Growth Opportunities Portfolio Service Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$48.77	$37.95	$36.02	$31.01	$31.70
Income from Investment Operations
Net investment income (loss)A	(.12)	.04B	–C	.10	.08
Net realized and unrealized gain (loss)	32.04	14.52	4.17	9.52	(.09)
Total from investment operations	31.92	14.56	4.17	9.62	(.01)
Distributions from net investment income	–C	(.02)	(.04)	(.07)	(.07)
Distributions from net realized gain	(3.31)	(3.71)	(2.20)	(4.54)	(.60)
Total distributions	(3.32)D	(3.74)D	(2.24)	(4.61)	(.68)D
Net asset value, end of period	$77.37	$48.77	$37.95	$36.02	$31.01
Total ReturnE,F	68.49%	40.70%	12.35%	34.36%	.28%
Ratios to Average Net AssetsG,H
Expenses before reductions	.74%	.74%	.75%	.77%	.78%
Expenses net of fee waivers, if any	.74%	.74%	.75%	.76%	.78%
Expenses net of all reductions	.73%	.74%	.75%	.76%	.78%
Net investment income (loss)	(.20)%	.10%B	(.01)%	.30%	.26%
Supplemental Data
Net assets, end of period (000 omitted)	$163,452	$111,145	$94,561	$102,730	$92,664
Portfolio turnover rateI	65%	49%	39%	54%	65%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.07)%.

 C Amount represents less than $.005 per share.

 D Total distributions per share do not sum due to rounding.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Growth Opportunities Portfolio Service Class 2

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$48.05	$37.46	$35.60	$30.71	$31.40
Income from Investment Operations
Net investment income (loss)A	(.20)	(.02)B	(.06)	.05	.03
Net realized and unrealized gain (loss)	31.50	14.31	4.13	9.42	(.10)
Total from investment operations	31.30	14.29	4.07	9.47	(.07)
Distributions from net investment income	–	–	(.03)	(.04)	(.02)
Distributions from net realized gain	(3.27)	(3.70)	(2.17)	(4.54)	(.60)
Total distributions	(3.27)	(3.70)	(2.21)C	(4.58)	(.62)
Net asset value, end of period	$76.08	$48.05	$37.46	$35.60	$30.71
Total ReturnD,E	68.21%	40.49%	12.18%	34.17%	.10%
Ratios to Average Net AssetsF,G
Expenses before reductions	.88%	.89%	.90%	.91%	.93%
Expenses net of fee waivers, if any	.88%	.89%	.90%	.91%	.93%
Expenses net of all reductions	.88%	.89%	.90%	.91%	.93%
Net investment income (loss)	(.35)%	(.05)%B	(.16)%	.15%	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$1,079,778	$505,917	$273,228	$193,945	$117,623
Portfolio turnover rateH	65%	49%	39%	54%	65%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.22)%.

 C Total distributions per share do not sum due to rounding.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Growth Opportunities Portfolio Investor Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$48.52	$37.78	$35.88	$30.91	$31.60
Income from Investment Operations
Net investment income (loss)A	(.10)	.05B	–C	.10	.08
Net realized and unrealized gain (loss)	31.86	14.44	4.16	9.49	(.09)
Total from investment operations	31.76	14.49	4.16	9.59	(.01)
Distributions from net investment income	(.01)	(.04)	(.04)	(.08)	(.07)
Distributions from net realized gain	(3.33)	(3.71)	(2.22)	(4.54)	(.60)
Total distributions	(3.34)	(3.75)	(2.26)	(4.62)	(.68)D
Net asset value, end of period	$76.94	$48.52	$37.78	$35.88	$30.91
Total ReturnE,F	68.52%	40.71%	12.37%	34.38%	.28%
Ratios to Average Net AssetsG,H
Expenses before reductions	.71%	.72%	.73%	.75%	.76%
Expenses net of fee waivers, if any	.71%	.72%	.73%	.75%	.76%
Expenses net of all reductions	.71%	.72%	.73%	.74%	.76%
Net investment income (loss)	(.18)%	.12%B	.01%	.32%	.28%
Supplemental Data
Net assets, end of period (000 omitted)	$1,251,032	$647,493	$347,473	$243,040	$175,086
Portfolio turnover rateI	65%	49%	39%	54%	65%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.07 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.05)%.

 C Amount represents less than $.005 per share.

 D Total distributions per share do not sum due to rounding.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020

1. Organization.

VIP Growth Opportunities Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equity	$ 41,792,584	Market comparable	Enterprise value/Sales multiple (EV/S)	2.1 – 6.9 / 5.7	Increase
			Discount rate	32.5%	Decrease
			Discount for lack of marketability	10.0%	Decrease
		Market approach	Transaction price	$0.00 - $575.00 / $72.26	Increase
Corporate Bonds	$ 166,300	Market approach	Transaction price	$100.00	Increase
Preferred Securities	$ 936,737	Market approach	Transaction price	$100.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, certain foreign taxes and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,495,587,662
Gross unrealized depreciation	(27,506,589)
Net unrealized appreciation (depreciation)	$1,468,081,073
Tax Cost	$1,613,567,058

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$19,999,893
Undistributed long-term capital gain	$187,308,661
Net unrealized appreciation (depreciation) on securities and other investments	$1,468,087,370

The tax character of distributions paid was as follows:

	December 31, 2020	December 31, 2019
Ordinary Income	$29,809,741	$ 9,590,872
Long-term Capital Gains	81,311,102	88,636,680
Total	$111,120,843	$ 98,227,552

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Growth Opportunities Portfolio	1,635,132,143	1,326,428,481

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$127,505
Service Class 2	1,784,839
$1,912,344

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. Effective February 1, 2020, the Board approved to change the fee from .145% to .142% for Investor Class, and from .065% to .064% for all other classes. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$217,582.06
Service Class	81,099.06
Service Class 2	454,634.06
Investor Class	1,191,781.14
	$1,945,096

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Growth Opportunities Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Growth Opportunities Portfolio	$26,429

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Growth Opportunities Portfolio	Borrower	$9,884,898	1.10%	$14,781

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note, and amounted to $207,285,040 and $79,367,827, respectively.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $4,780.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
VIP Growth Opportunities Portfolio	$4,000

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Growth Opportunities Portfolio	$194,682	$7,409	$–

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Growth Opportunities Portfolio	$7,066,000	1.84%	$361

10. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $94,397 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $686.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6,049.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2020	Year ended December 31, 2019
Distributions to shareholders
Initial Class	$19,773,811	$20,159,602
Service Class	7,324,810	9,089,613
Service Class 2	37,307,036	29,211,934
Investor Class	46,715,186	39,766,403
Total	$111,120,843	$98,227,552

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2020	Year ended December 31, 2019	Year ended December 31, 2020	Year ended December 31, 2019
Initial Class
Shares sold	1,516,142	1,522,146	$87,925,044	$65,731,433
Reinvestment of distributions	364,216	505,671	19,773,811	20,159,601
Shares redeemed	(1,632,375)	(1,125,144)	(90,133,836)	(49,192,977)
Net increase (decrease)	247,983	902,673	$17,565,019	$36,698,057
Service Class
Shares sold	282,747	134,926	$16,690,237	$5,999,801
Reinvestment of distributions	136,262	229,393	7,324,810	9,089,613
Shares redeemed	(585,221)	(577,172)	(33,790,015)	(25,081,638)
Net increase (decrease)	(166,212)	(212,853)	$(9,774,968)	$(9,992,224)
Service Class 2
Shares sold	6,862,279	4,526,320	$388,339,876	$194,762,150
Reinvestment of distributions	693,564	745,790	37,307,036	29,211,934
Shares redeemed	(3,893,717)	(2,036,689)	(214,231,200)	(87,238,891)
Net increase (decrease)	3,662,126	3,235,421	$211,415,712	$136,735,193
Investor Class
Shares sold	4,772,661	4,820,196	$277,337,414	$205,756,904
Reinvestment of distributions	861,285	1,003,174	46,715,186	39,766,403
Shares redeemed	(2,718,915)	(1,676,913)	(137,714,445)	(72,487,129)
Net increase (decrease)	2,915,031	4,146,457	$186,338,155	$173,036,178

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 52% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 26% of the total outstanding shares of the Fund.

14. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund III and Shareholders of VIP Growth Opportunities Portfolio

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Growth Opportunities Portfolio (the "Fund"), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 10, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 305 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
VIP Growth Opportunities Portfolio
Initial Class	.63%
Actual		$1,000.00	$1,386.80	$3.78
Hypothetical-C		$1,000.00	$1,021.97	$3.20
Service Class	.73%
Actual		$1,000.00	$1,386.10	$4.38
Hypothetical-C		$1,000.00	$1,021.47	$3.71
Service Class 2.88%
Actual		$1,000.00	$1,384.90	$5.28
Hypothetical-C		$1,000.00	$1,020.71	$4.47
Investor Class	.71%
Actual		$1,000.00	$1,386.20	$4.26
Hypothetical-C		$1,000.00	$1,021.57	$3.61

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Growth Opportunities Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
VIP Growth Opportunities Portfolio
Initial Class	02/05/2021	02/05/2021	$5.318
Service Class	02/05/2021	02/05/2021	$5.305
Service Class 2	02/05/2021	02/05/2021	$5.289
Investor Class	02/05/2021	02/05/2021	$5.309

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $187,356,796, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 1% and 24%; Service Class designates 2% and 25%; Service Class 2 designates 0% and 27%; and Investor Class designates 2% and 25%; of the dividends distributed in February 2020 and December 2020, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	11,873,719,424.880	95.467
Withheld	563,733,484.061	4.533
TOTAL	12,437,452,908.941	100.000
Donald F. Donahue
Affirmative	11,885,423,471.800	95.562
Withheld	552,029,437.141	4.438
TOTAL	12,437,452,908.941	100.000
Bettina Doulton
Affirmative	11,900,857,560.658	95.686
Withheld	536,595,348.283	4.314
TOTAL	12,437,452,908.941	100.000
Vicki L. Fuller
Affirmative	11,897,618,142.237	95.660
Withheld	539,834,766.704	4.340
TOTAL	12,437,452,908.941	100.000
Patricia L. Kampling
Affirmative	11,903,021,284.235	95.703
Withheld	534,431,624.706	4.297
TOTAL	12,437,452,908.941	100.000
Alan J. Lacy
Affirmative	11,856,684,544.198	95.330
Withheld	580,768,364.743	4.670
TOTAL	12,437,452,908.941	100.000
Ned C. Lautenbach
Affirmative	11,824,513,544.259	95.072
Withheld	612,939,364.683	4.928
TOTAL	12,437,452,908.941	100.000
Robert A. Lawrence
Affirmative	11,876,961,150.727	95.494
Withheld	560,491,758.215	4.506
TOTAL	12,437,452,908.941	100.000
Joseph Mauriello
Affirmative	11,834,415,540.516	95.151
Withheld	603,037,368.425	4.849
TOTAL	12,437,452,908.941	100.000
Cornelia M. Small
Affirmative	11,856,824,619.655	95.332
Withheld	580,628,289.286	4.668
TOTAL	12,437,452,908.941	100.000
Garnett A. Smith
Affirmative	11,800,183,109.304	95.158
Withheld	637,269,799.637	5.124
TOTAL	12,437,452,908.941	100.000
David M. Thomas
Affirmative	11,862,989,291.482	95.381
Withheld	574,463,617.459	4.619
TOTAL	12,437,452,908.941	100.000
Susan Tomasky
Affirmative	11,892,512,654.887	95.619
Withheld	544,940,254.055	4.381
TOTAL	12,437,452,908.941	100.000
Michael E. Wiley
Affirmative	11,861,612,322.369	95.370
Withheld	575,840,586.573	4.630
TOTAL	12,437,452,908.941	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	1,032,092,251.477	83.892
Against	103,786,520.132	8.436
Abstain	94,377,223.268	7.671
Broker Non-Vote	0.00	0.00
TOTAL	1,230,255,994.878	100.000
Proposal 1 reflects trust wide proposal and voting results.

VIPGRO-ANN-0221
1.540209.123

Fidelity® Variable Insurance Products:

Mid Cap Portfolio

Annual Report

December 31, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Past 10 years
Initial Class	18.19%	11.07%	9.50%
Service Class	18.04%	10.96%	9.39%
Service Class 2	17.87%	10.79%	9.22%
Investor Class	18.08%	10.98%	9.41%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Mid Cap Portfolio - Initial Class on December 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P MidCap 400® Index performed over the same period.

Period Ending Values
$24,778	VIP Mid Cap Portfolio - Initial Class
$29,724	S&P MidCap 400® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 18.40% in 2020, a highly volatile and unpredictable year that will be remembered by most investors for the impact of the coronavirus pandemic. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that culminated with the index closing the year at an all-time high. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings and the potential for a COVID-19 vaccine breakthrough. The rally slowed in early September, when the S&P 500 began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November (+11%) was a much different story, however, as investors reacted favorably to election results. The momentum continued in December (+4%), driven by regulatory approvals for two COVID-19 vaccines in the U.S. By sector for the full year, information technology (+44%) and consumer discretionary (+33%) led the way, boosted by a handful of large growth stocks. In contrast, energy shares (-34%) struggled along with global oil demand and pricing.

Comments from Co-Managers Thomas Allen and Daniel Sherwood:  For the year ending December 31, 2020, the fund's share classes gained about 18%, outperforming the 13.66% advance of the benchmark S&P MidCap 400 Index. Versus the benchmark, security selection was the primary contributor, especially within the industrials sector. Strong picks in the communication services sector, especially within the media & entertainment industry, also boosted the fund's relative result. Also bolstering the fund's performance were stock picks in utilities. The biggest individual relative contributor was an overweight position in Sunrun (+402%), which was among the largest holdings as of December 31. Another key contributor was our out-of-benchmark position in Activision Blizzard (+56%). This stock was among the fund's biggest holdings. Another key relative contributor was an out-of-benchmark stake in Samsung SDI (+182%), one of our largest holdings at period end. In contrast, the biggest detractor from performance versus the benchmark was security selection in health care. An overweighting in energy, along with investment choices among financials stocks, also hampered the fund's relative performance. Not owning Etsy, a benchmark component that gained about 152%, was the biggest individual relative detractor. Our second-largest relative detractor this period was avoiding West Pharmaceutical Services, a benchmark component that rose about 41% in 2020. Lastly, not owning Dominos Pizza, a benchmark component that gained 29%, also hurt performance. Notable changes in positioning include increased exposure to the consumer discretionary sector and a lower allocation to consumer staples.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2020

% of fund's net assets
Deckers Outdoor Corp.	2.3
Activision Blizzard, Inc.	1.7
Sunrun, Inc.	1.7
Generac Holdings, Inc.	1.6
The AES Corp.	1.5
Caesars Entertainment, Inc.	1.4
ITT, Inc.	1.4
SolarEdge Technologies, Inc.	1.3
Samsung SDI Co. Ltd.	1.3
Churchill Downs, Inc.	1.3
15.5

Top Five Market Sectors as of December 31, 2020

% of fund's net assets
Information Technology	17.9
Industrials	15.3
Consumer Discretionary	14.9
Financials	13.1
Health Care	8.6

Asset Allocation (% of fund's net assets)

As of December 31, 2020*
Stocks	99.6%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

 * Foreign investments - 15.0%

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
COMMUNICATION SERVICES - 5.1%
Entertainment - 3.1%
Activision Blizzard, Inc.	1,381,400	$128,262,990
Cinemark Holdings, Inc.	612,400	10,661,884
Electronic Arts, Inc.	572,390	82,195,204
Live Nation Entertainment, Inc. (a)	245,500	18,039,340
		239,159,418
Interactive Media & Services - 1.2%
InterActiveCorp (a)	203,400	38,513,790
Match Group, Inc. (a)	347,604	52,554,249
		91,068,039
Media - 0.8%
Interpublic Group of Companies, Inc.	1,930,685	45,409,711
The New York Times Co. Class A	253,700	13,134,049
		58,543,760

TOTAL COMMUNICATION SERVICES		388,771,217

CONSUMER DISCRETIONARY - 14.9%
Automobiles - 0.5%
Harley-Davidson, Inc.	1,086,000	39,856,200
Diversified Consumer Services - 0.5%
Grand Canyon Education, Inc. (a)	407,400	37,933,014
Hotels, Restaurants & Leisure - 6.2%
ARAMARK Holdings Corp.	1,102,000	42,404,960
Caesars Entertainment, Inc. (a)	1,484,839	110,278,993
Churchill Downs, Inc.	501,000	97,589,790
Dine Brands Global, Inc.	246,777	14,313,066
Hilton Grand Vacations, Inc. (a)	1,001,800	31,406,430
Jubilant Foodworks Ltd.	150,140	5,736,314
Marriott International, Inc. Class A	119,100	15,711,672
Noodles & Co. (a)(b)	2,939,212	23,219,775
Penn National Gaming, Inc. (a)	813,100	70,227,447
Planet Fitness, Inc. (a)	305,200	23,692,676
Vail Resorts, Inc.	140,600	39,221,776
		473,802,899
Household Durables - 1.4%
KB Home	370,800	12,429,216
NVR, Inc. (a)	6,210	25,335,931
Taylor Morrison Home Corp. (a)	1,943,200	49,843,080
Toll Brothers, Inc.	460,400	20,013,588
		107,621,815
Internet & Direct Marketing Retail - 0.9%
Naspers Ltd. Class N	30,800	6,307,061
Revolve Group, Inc. (a)	619,900	19,322,283
The Booking Holdings, Inc. (a)	19,800	44,099,946
		69,729,290
Leisure Products - 0.3%
YETI Holdings, Inc. (a)(c)	401,500	27,490,705
Multiline Retail - 0.5%
Dollar Tree, Inc. (a)	325,800	35,199,432
Specialty Retail - 1.8%
Five Below, Inc. (a)	374,300	65,495,014
Williams-Sonoma, Inc.	695,100	70,788,984
		136,283,998
Textiles, Apparel & Luxury Goods - 2.8%
Capri Holdings Ltd. (a)	431,500	18,123,000
Deckers Outdoor Corp. (a)	601,925	172,620,046
PVH Corp.	213,200	20,017,348
		210,760,394

TOTAL CONSUMER DISCRETIONARY		1,138,677,747

CONSUMER STAPLES - 5.2%
Beverages - 0.6%
C&C Group PLC (United Kingdom)	7,982,445	24,833,885
Monster Beverage Corp. (a)	254,100	23,499,168
		48,333,053
Food & Staples Retailing - 2.5%
BJ's Wholesale Club Holdings, Inc. (a)	1,715,300	63,946,384
Performance Food Group Co. (a)	1,387,196	66,044,402
U.S. Foods Holding Corp. (a)	1,740,800	57,986,048
		187,976,834
Food Products - 1.1%
Nomad Foods Ltd. (a)	3,382,400	85,980,608
Household Products - 1.0%
Spectrum Brands Holdings, Inc.	907,400	71,666,452

TOTAL CONSUMER STAPLES		393,956,947

ENERGY - 1.5%
Energy Equipment & Services - 0.1%
Baker Hughes Co. Class A	394,081	8,216,589
Oil, Gas & Consumable Fuels - 1.4%
Cabot Oil & Gas Corp.	740,800	12,060,224
Cheniere Energy, Inc. (a)	391,100	23,477,733
Hess Corp.	295,700	15,610,003
Magnolia Oil & Gas Corp. Class A (a)	729,200	5,148,152
New Fortress Energy LLC	480,480	25,748,923
Pioneer Natural Resources Co.	54,400	6,195,616
World Fuel Services Corp.	547,600	17,063,216
		105,303,867

TOTAL ENERGY		113,520,456

FINANCIALS - 13.1%
Banks - 4.8%
Atlantic Union Bankshares Corp.	453,700	14,944,878
BankUnited, Inc.	813,761	28,302,608
Comerica, Inc.	280,400	15,663,144
CVB Financial Corp.	1,207,362	23,543,559
First Horizon National Corp.	3,524,178	44,968,511
First Republic Bank	138,900	20,408,577
Huntington Bancshares, Inc.	2,995,716	37,835,893
KeyCorp	1,371,100	22,499,751
M&T Bank Corp.	336,000	42,772,800
Signature Bank	479,100	64,817,439
Wintrust Financial Corp.	841,200	51,388,908
		367,146,068
Capital Markets - 1.7%
Ameriprise Financial, Inc.	272,813	53,015,750
Raymond James Financial, Inc.	557,695	53,354,681
TMX Group Ltd.	187,900	18,767,858
		125,138,289
Consumer Finance - 0.8%
Capital One Financial Corp.	255,400	25,246,290
Synchrony Financial	929,200	32,252,532
		57,498,822
Diversified Financial Services - 0.1%
Skillz, Inc. (a)	503,100	10,062,000
Insurance - 5.2%
Assurant, Inc.	314,800	42,882,056
Chubb Ltd.	245,839	37,839,539
eHealth, Inc. (a)	238,800	16,861,668
GoHealth, Inc. (a)	720,757	9,845,541
Hartford Financial Services Group, Inc.	760,100	37,229,698
Hiscox Ltd. (a)	1,364,717	18,550,530
Old Republic International Corp.	3,377,200	66,564,612
Primerica, Inc.	567,420	75,994,561
Reinsurance Group of America, Inc.	389,124	45,099,472
RenaissanceRe Holdings Ltd.	292,100	48,436,022
		399,303,699
Thrifts & Mortgage Finance - 0.5%
Essent Group Ltd.	944,470	40,801,104

TOTAL FINANCIALS		999,949,982

HEALTH CARE - 8.6%
Biotechnology - 1.2%
Argenx SE ADR (a)	42,745	12,570,877
FibroGen, Inc. (a)	478,200	17,736,438
Neurocrine Biosciences, Inc. (a)	129,700	12,431,745
Regeneron Pharmaceuticals, Inc. (a)	26,800	12,947,348
Sarepta Therapeutics, Inc. (a)	197,300	33,637,677
		89,324,085
Health Care Equipment & Supplies - 3.2%
Boston Scientific Corp. (a)	803,003	28,867,958
Hologic, Inc. (a)	884,681	64,431,317
ResMed, Inc.	110,648	23,519,339
Tandem Diabetes Care, Inc. (a)	205,900	19,700,512
The Cooper Companies, Inc.	78,983	28,696,104
Zimmer Biomet Holdings, Inc.	494,700	76,228,323
		241,443,553
Health Care Providers & Services - 2.0%
Centene Corp. (a)	567,076	34,041,572
HealthEquity, Inc. (a)	278,000	19,379,380
Molina Healthcare, Inc. (a)	367,800	78,223,704
Universal Health Services, Inc. Class B	158,400	21,780,000
		153,424,656
Health Care Technology - 0.5%
Change Healthcare, Inc. (a)	2,066,000	38,530,900
Life Sciences Tools & Services - 1.6%
10X Genomics, Inc. (a)	59,399	8,410,898
Avantor, Inc. (a)	404,600	11,389,490
Charles River Laboratories International, Inc. (a)	129,900	32,456,814
Maravai LifeSciences Holdings, Inc.	410,600	11,517,330
Sartorius Stedim Biotech	25,100	8,929,186
Sotera Health Co.	422,900	11,604,376
Thermo Fisher Scientific, Inc.	82,463	38,409,616
		122,717,710
Pharmaceuticals - 0.1%
Nektar Therapeutics (a)	648,600	11,026,200

TOTAL HEALTH CARE		656,467,104

INDUSTRIALS - 15.3%
Aerospace & Defense - 0.3%
Axon Enterprise, Inc. (a)	218,800	26,809,564
Air Freight & Logistics - 0.9%
XPO Logistics, Inc. (a)(c)	592,981	70,683,335
Airlines - 0.3%
Allegiant Travel Co.	39,700	7,512,828
Copa Holdings SA Class A	132,300	10,217,529
Southwest Airlines Co.	194,500	9,065,645
		26,796,002
Building Products - 2.0%
Builders FirstSource, Inc. (a)	1,951,500	79,640,715
Jeld-Wen Holding, Inc. (a)	202,523	5,135,983
Trane Technologies PLC	485,045	70,409,132
		155,185,830
Commercial Services & Supplies - 1.2%
HNI Corp.	476,900	16,433,974
Knoll, Inc.	836,906	12,285,780
Stericycle, Inc. (a)	619,492	42,949,380
Tetra Tech, Inc.	151,600	17,552,248
		89,221,382
Construction & Engineering - 1.1%
Dycom Industries, Inc. (a)	605,900	45,757,568
Jacobs Engineering Group, Inc.	179,055	19,509,833
Quanta Services, Inc.	207,400	14,936,948
		80,204,349
Electrical Equipment - 5.2%
AMETEK, Inc.	542,600	65,622,044
Generac Holdings, Inc. (a)	535,800	121,846,278
Regal Beloit Corp.	312,315	38,355,405
Sensata Technologies, Inc. PLC (a)	784,900	41,395,626
Sunrun, Inc. (a)	1,809,983	125,576,621
		392,795,974
Machinery - 2.6%
Allison Transmission Holdings, Inc.	865,400	37,324,702
Fortive Corp.	502,600	35,594,132
IDEX Corp.	74,700	14,880,240
ITT, Inc.	1,391,400	107,165,628
		194,964,702
Professional Services - 1.1%
ASGN, Inc. (a)	452,493	37,796,740
Clarivate Analytics PLC (a)	673,200	20,000,772
TriNet Group, Inc. (a)	340,000	27,404,000
		85,201,512
Road & Rail - 0.6%
Knight-Swift Transportation Holdings, Inc. Class A	1,040,100	43,496,982

TOTAL INDUSTRIALS		1,165,359,632

INFORMATION TECHNOLOGY - 17.9%
Communications Equipment - 1.0%
Digi International, Inc. (a)	1,464,200	27,673,380
Ericsson (B Shares)	2,814,100	33,475,007
Lumentum Holdings, Inc. (a)	171,400	16,248,720
		77,397,107
Electronic Equipment & Components - 3.8%
CDW Corp.	166,501	21,943,167
II-VI, Inc. (a)	511,600	38,861,136
Jabil, Inc.	365,000	15,523,450
Samsung SDI Co. Ltd.	169,310	97,690,363
TE Connectivity Ltd.	414,466	50,179,399
Trimble, Inc. (a)	404,500	27,008,465
Zebra Technologies Corp. Class A (a)	100,600	38,663,598
		289,869,578
IT Services - 5.2%
Akamai Technologies, Inc. (a)	351,200	36,872,488
Amadeus IT Holding SA Class A	291,500	21,517,733
Black Knight, Inc. (a)	633,100	55,934,385
EPAM Systems, Inc. (a)	134,600	48,233,910
Euronet Worldwide, Inc. (a)	375,777	54,457,603
Genpact Ltd.	1,367,488	56,559,304
GoDaddy, Inc. (a)	840,800	69,744,360
PayPal Holdings, Inc. (a)	89,600	20,984,320
WNS Holdings Ltd. sponsored ADR (a)	384,200	27,681,610
		391,985,713
Semiconductors & Semiconductor Equipment - 6.3%
Array Technologies, Inc.	357,800	15,435,492
Enphase Energy, Inc. (a)	265,000	46,499,550
Marvell Technology Group Ltd.	1,308,800	62,220,352
MediaTek, Inc.	967,000	25,699,968
MKS Instruments, Inc.	526,600	79,226,970
NXP Semiconductors NV	435,200	69,201,152
ON Semiconductor Corp. (a)	1,683,100	55,087,863
Semtech Corp. (a)	415,551	29,957,072
SolarEdge Technologies, Inc. (a)	310,400	99,054,848
		482,383,267
Software - 1.6%
Adobe, Inc. (a)	61,900	30,957,428
Digital Turbine, Inc. (a)	839,700	47,493,432
Dynatrace, Inc. (a)	580,700	25,126,889
NICE Systems Ltd. sponsored ADR (a)	59,100	16,757,214
		120,334,963

TOTAL INFORMATION TECHNOLOGY		1,361,970,628

MATERIALS - 6.4%
Chemicals - 3.6%
Albemarle Corp. U.S.	143,358	21,148,172
Celanese Corp. Class A	187,600	24,376,744
Element Solutions, Inc.	4,285,600	75,983,688
LG Chemical Ltd.	90,055	68,178,040
Olin Corp.	975,001	23,946,025
Orion Engineered Carbons SA	1,337,200	22,919,608
The Chemours Co. LLC	1,649,400	40,888,626
		277,440,903
Construction Materials - 0.3%
Martin Marietta Materials, Inc.	85,800	24,364,626
Containers & Packaging - 1.2%
Aptargroup, Inc.	165,230	22,618,335
Avery Dennison Corp.	439,400	68,155,334
		90,773,669
Metals & Mining - 1.3%
B2Gold Corp.	3,017,200	16,900,492
Barrick Gold Corp.	1,944,684	44,299,902
Pan American Silver Corp. rights (a)	686,100	566,033
Torex Gold Resources, Inc. (a)	1,444,600	21,665,028
Yamana Gold, Inc.	2,671,000	15,255,063
		98,686,518

TOTAL MATERIALS		491,265,716

REAL ESTATE - 7.1%
Equity Real Estate Investment Trusts (REITs) - 6.7%
Alexandria Real Estate Equities, Inc.	221,000	39,386,620
CyrusOne, Inc.	473,600	34,643,840
Digital Realty Trust, Inc.	260,000	36,272,600
Douglas Emmett, Inc.	760,100	22,179,718
Duke Realty Corp.	651,700	26,048,449
Healthcare Trust of America, Inc.	883,400	24,328,836
Highwoods Properties, Inc. (SBI)	1,326,200	52,557,306
Invitation Homes, Inc.	1,811,200	53,792,640
Lamar Advertising Co. Class A	328,700	27,354,414
Mid-America Apartment Communities, Inc.	122,000	15,456,180
National Retail Properties, Inc.	1,601,900	65,549,748
Outfront Media, Inc.	1,137,300	22,245,588
Safestore Holdings PLC	4,193,474	44,729,690
Simon Property Group, Inc.	231,200	19,716,736
Ventas, Inc.	507,200	24,873,088
		509,135,453
Real Estate Management & Development - 0.4%
CBRE Group, Inc. (a)	559,923	35,118,371

TOTAL REAL ESTATE		544,253,824

UTILITIES - 4.5%
Electric Utilities - 0.6%
Edison International	335,400	21,069,828
PG&E Corp. (a)	1,857,500	23,144,450
		44,214,278
Independent Power and Renewable Electricity Producers - 3.9%
Clearway Energy, Inc. Class C	2,919,500	93,219,635
NextEra Energy Partners LP	1,286,800	86,279,940
The AES Corp.	4,964,900	116,675,150
		296,174,725

TOTAL UTILITIES		340,389,003

TOTAL COMMON STOCKS
(Cost $4,953,798,802)		7,594,582,256

Money Market Funds - 0.7%
Fidelity Cash Central Fund 0.11% (d)	36,989,488	36,996,886
Fidelity Securities Lending Cash Central Fund 0.11% (d)(e)	11,510,955	11,512,106
TOTAL MONEY MARKET FUNDS
(Cost $48,508,992)		48,508,992
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $5,002,307,794)		7,643,091,248
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(19,495,234)
NET ASSETS - 100%		$7,623,596,014

Legend

 (a) Non-income producing

 (b) Affiliated company

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$249,828
Fidelity Securities Lending Cash Central Fund	802,720
Total	$1,052,548

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Noodles & Co.	$--	$20,405,520	$--	$--	$--	$2,814,255	$23,219,775
Total	$--	$20,405,520	$--	$--	$--	$2,814,255	$23,219,775

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$388,771,217	$388,771,217	$--	$--
Consumer Discretionary	1,138,677,747	1,132,370,686	6,307,061	--
Consumer Staples	393,956,947	393,956,947	--	--
Energy	113,520,456	113,520,456	--	--
Financials	999,949,982	999,949,982	--	--
Health Care	656,467,104	656,467,104	--	--
Industrials	1,165,359,632	1,165,359,632	--	--
Information Technology	1,361,970,628	1,306,977,888	54,992,740	--
Materials	491,265,716	491,265,716	--	--
Real Estate	544,253,824	544,253,824	--	--
Utilities	340,389,003	340,389,003	--	--
Money Market Funds	48,508,992	48,508,992	--	--
Total Investments in Securities:	$7,643,091,248	$7,581,791,447	$61,299,801	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.0%
Bermuda	2.9%
Korea (South)	2.2%
Canada	1.6%
British Virgin Islands	1.3%
Ireland	1.2%
Switzerland	1.2%
United Kingdom	1.1%
Netherlands	1.1%
Others (Individually Less Than 1%)	2.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value (including securities loaned of $11,285,591) — See accompanying schedule: Unaffiliated issuers (cost $4,933,393,282)	$7,571,362,481
Fidelity Central Funds (cost $48,508,992)	48,508,992
Other affiliated issuers (cost $20,405,520)	23,219,775
Total Investment in Securities (cost $5,002,307,794)		$7,643,091,248
Receivable for investments sold		6,290,514
Receivable for fund shares sold		929,695
Dividends receivable		4,724,680
Distributions receivable from Fidelity Central Funds		5,335
Prepaid expenses		8,181
Other receivables		262,499
Total assets		7,655,312,152
Liabilities
Payable for investments purchased	$7,147,179
Payable for fund shares redeemed	8,057,043
Accrued management fee	3,305,813
Distribution and service plan fees payable	1,040,249
Other affiliated payables	536,699
Other payables and accrued expenses	132,618
Collateral on securities loaned	11,496,537
Total liabilities		31,716,138
Net Assets		$7,623,596,014
Net Assets consist of:
Paid in capital		$4,969,339,562
Total accumulated earnings (loss)		2,654,256,452
Net Assets		$7,623,596,014
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($1,579,449,620 ÷ 40,795,835 shares)		$38.72
Service Class:
Net Asset Value, offering price and redemption price per share ($642,653,828 ÷ 16,787,242 shares)		$38.28
Service Class 2:
Net Asset Value, offering price and redemption price per share ($4,807,908,273 ÷ 128,942,543 shares)		$37.29
Investor Class:
Net Asset Value, offering price and redemption price per share ($593,584,293 ÷ 15,441,550 shares)		$38.44

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Dividends		$69,784,168
Income from Fidelity Central Funds (including $802,720 from security lending)		1,052,548
Total income		70,836,716
Expenses
Management fee	$34,210,030
Transfer agent fees	4,482,564
Distribution and service plan fees	11,217,348
Accounting fees	1,140,279
Custodian fees and expenses	78,613
Independent trustees' fees and expenses	36,799
Audit	65,255
Legal	31,594
Interest	998
Miscellaneous	405,488
Total expenses before reductions	51,668,968
Expense reductions	(429,503)
Total expenses after reductions		51,239,465
Net investment income (loss)		19,597,251
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	247,991,745
Fidelity Central Funds	(5,380)
Foreign currency transactions	(42,644)
Total net realized gain (loss)		247,943,721
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	877,927,617
Affiliated issuers	2,814,254
Assets and liabilities in foreign currencies	2,083
Total change in net unrealized appreciation (depreciation)		880,743,954
Net gain (loss)		1,128,687,675
Net increase (decrease) in net assets resulting from operations		$1,148,284,926

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$19,597,251	$50,768,842
Net realized gain (loss)	247,943,721	(215,828,348)
Change in net unrealized appreciation (depreciation)	880,743,954	1,653,501,483
Net increase (decrease) in net assets resulting from operations	1,148,284,926	1,488,441,977
Distributions to shareholders	(30,609,677)	(871,146,302)
Share transactions - net increase (decrease)	(768,065,252)	(46,009,752)
Total increase (decrease) in net assets	349,609,997	571,285,923
Net Assets
Beginning of period	7,273,986,017	6,702,700,094
End of period	$7,623,596,014	$7,273,986,017

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Mid Cap Portfolio Initial Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$32.95	$30.19	$38.94	$33.98	$32.65
Income from Investment Operations
Net investment income (loss)A	.15	.27	.23	.26	.21
Net realized and unrealized gain (loss)	5.83	6.39	(5.47)	6.59	3.27
Total from investment operations	5.98	6.66	(5.24)	6.85	3.48
Distributions from net investment income	(.21)	(.28)	(.24)	(.26)	(.16)
Distributions from net realized gain	–	(3.63)	(3.27)	(1.63)	(1.99)
Total distributions	(.21)	(3.90)B	(3.51)	(1.89)	(2.15)
Net asset value, end of period	$38.72	$32.95	$30.19	$38.94	$33.98
Total ReturnC,D	18.19%	23.45%	(14.54)%	20.81%	12.23%
Ratios to Average Net AssetsE,F
Expenses before reductions	.62%	.62%	.62%	.63%	.63%
Expenses net of fee waivers, if any	.62%	.62%	.62%	.63%	.63%
Expenses net of all reductions	.62%	.61%	.62%	.62%	.63%
Net investment income (loss)	.48%	.88%	.62%	.74%	.68%
Supplemental Data
Net assets, end of period (000 omitted)	$1,579,450	$843,080	$1,141,305	$1,463,407	$1,360,134
Portfolio turnover rateG	44%	34%	47%	31%	30%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Mid Cap Portfolio Service Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$32.59	$29.90	$38.60	$33.70	$32.41
Income from Investment Operations
Net investment income (loss)A	.12	.24	.19	.23	.18
Net realized and unrealized gain (loss)	5.74	6.33	(5.42)	6.52	3.23
Total from investment operations	5.86	6.57	(5.23)	6.75	3.41
Distributions from net investment income	(.17)	(.25)	(.20)	(.22)	(.14)
Distributions from net realized gain	–	(3.63)	(3.27)	(1.63)	(1.99)
Total distributions	(.17)	(3.88)	(3.47)	(1.85)	(2.12)B
Net asset value, end of period	$38.28	$32.59	$29.90	$38.60	$33.70
Total ReturnC,D	18.04%	23.35%	(14.64)%	20.70%	12.11%
Ratios to Average Net AssetsE,F
Expenses before reductions	.72%	.72%	.72%	.73%	.73%
Expenses net of fee waivers, if any	.72%	.72%	.72%	.73%	.73%
Expenses net of all reductions	.72%	.71%	.72%	.72%	.73%
Net investment income (loss)	.38%	.78%	.52%	.64%	.58%
Supplemental Data
Net assets, end of period (000 omitted)	$642,654	$564,678	$504,156	$629,727	$566,378
Portfolio turnover rateG	44%	34%	47%	31%	30%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Mid Cap Portfolio Service Class 2

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$31.75	$29.22	$37.79	$33.03	$31.83
Income from Investment Operations
Net investment income (loss)A	.07	.19	.13	.17	.13
Net realized and unrealized gain (loss)	5.59	6.18	(5.28)	6.39	3.16
Total from investment operations	5.66	6.37	(5.15)	6.56	3.29
Distributions from net investment income	(.12)	(.21)	(.15)	(.17)	(.10)
Distributions from net realized gain	–	(3.63)	(3.27)	(1.63)	(1.99)
Total distributions	(.12)	(3.84)	(3.42)	(1.80)	(2.09)
Net asset value, end of period	$37.29	$31.75	$29.22	$37.79	$33.03
Total ReturnB,C	17.87%	23.17%	(14.77)%	20.54%	11.92%
Ratios to Average Net AssetsD,E
Expenses before reductions	.87%	.87%	.87%	.88%	.88%
Expenses net of fee waivers, if any	.87%	.87%	.87%	.88%	.88%
Expenses net of all reductions	.87%	.86%	.87%	.87%	.88%
Net investment income (loss)	.23%	.63%	.37%	.49%	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$4,807,908	$5,282,468	$4,526,446	$6,070,380	$5,746,266
Portfolio turnover rateF	44%	34%	47%	31%	30%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Mid Cap Portfolio Investor Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$32.72	$30.01	$38.72	$33.80	$32.50
Income from Investment Operations
Net investment income (loss)A	.12	.25	.20	.23	.19
Net realized and unrealized gain (loss)	5.78	6.34	(5.43)	6.55	3.24
Total from investment operations	5.90	6.59	(5.23)	6.78	3.43
Distributions from net investment income	(.18)	(.26)	(.21)	(.23)	(.14)
Distributions from net realized gain	–	(3.63)	(3.27)	(1.63)	(1.99)
Total distributions	(.18)	(3.88)B	(3.48)	(1.86)	(2.13)
Net asset value, end of period	$38.44	$32.72	$30.01	$38.72	$33.80
Total ReturnC,D	18.08%	23.35%	(14.60)%	20.72%	12.13%
Ratios to Average Net AssetsE,F
Expenses before reductions	.70%	.70%	.70%	.71%	.71%
Expenses net of fee waivers, if any	.70%	.70%	.70%	.71%	.71%
Expenses net of all reductions	.69%	.69%	.70%	.71%	.71%
Net investment income (loss)	.41%	.80%	.54%	.65%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$593,584	$583,760	$530,794	$658,785	$561,609
Portfolio turnover rateG	44%	34%	47%	31%	30%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020

1. Organization.

VIP Mid Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

VIP Mid Cap Portfolio	$59,082

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,757,768,004
Gross unrealized depreciation	(131,084,241)
Net unrealized appreciation (depreciation)	$2,626,683,763
Tax Cost	$5,016,407,485

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$29,677,939
Net unrealized appreciation (depreciation) on securities and other investments	$2,626,646,127

The tax character of distributions paid was as follows:

	December 31, 2020	December 31, 2019
Ordinary Income	$30,609,677	$ 50,964,046
Long-term Capital Gains	–	820,182,256
Total	$30,609,677	$ 871,146,302

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Mid Cap Portfolio	2,821,741,702	3,518,298,409

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$527,042
Service Class 2	10,690,306
$11,217,348

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. Effective February 1, 2020, the Board approved to change the fee from .145% to .142% for Investor Class, and from .065% to .064% for all other classes. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$724,992.06
Service Class	334,770.06
Service Class 2	2,712,922.06
Investor Class	709,880.14
	$4,482,564

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Mid Cap Portfolio	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Mid Cap Portfolio	$115,065

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Mid Cap Portfolio	Borrower	$10,458,667.57%		$998

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note, and amounted to $236,764,563 and $163,879,952, respectively.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
VIP Mid Cap Portfolio	$15,261

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Mid Cap Portfolio	$79,621	$159	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $398,939 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1,657.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $28,907.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2020	Year ended December 31, 2019
Distributions to shareholders
Initial Class	$7,591,233	$142,831,190
Service Class	2,947,263	64,998,396
Service Class 2	17,182,216	594,808,621
Investor Class	2,888,965	68,508,095
Total	$30,609,677	$871,146,302

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2020	Year ended December 31, 2019	Year ended December 31, 2020	Year ended December 31, 2019
Initial Class
Shares sold	21,181,826	2,060,792	$546,687,174	$63,994,229
Reinvestment of distributions	211,540	4,772,664	7,591,233	142,831,190
Shares redeemed	(6,180,803)	(19,054,267)	(191,581,574)	(604,022,057)
Net increase (decrease)	15,212,563	(12,220,811)	$362,696,833	$(397,196,638)
Service Class
Shares sold	1,939,735	1,155,559	$53,696,565	$35,837,194
Reinvestment of distributions	84,002	2,193,244	2,947,263	64,998,396
Shares redeemed	(2,562,942)	(2,882,411)	(78,898,820)	(89,241,286)
Net increase (decrease)	(539,205)	466,392	$(22,254,992)	$11,594,304
Service Class 2
Shares sold	15,456,377	24,805,897	$410,010,791	$750,591,961
Reinvestment of distributions	508,274	20,604,179	17,182,216	594,808,621
Shares redeemed	(53,411,317)	(33,917,475)	(1,466,060,643)	(1,008,076,550)
Net increase (decrease)	(37,446,666)	11,492,601	$(1,038,867,636)	$337,324,032
Investor Class
Shares sold	938,949	381,737	$28,839,304	$11,919,095
Reinvestment of distributions	82,157	2,302,243	2,888,965	68,508,095
Shares redeemed	(3,419,543)	(2,532,087)	(101,367,726)	(78,158,640)
Net increase (decrease)	(2,398,437)	151,893	$(69,639,457)	$2,268,550

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 11% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 12% of the total outstanding shares of the Fund.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund III and Shareholders of VIP Mid Cap Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP Mid Cap Portfolio (one of the funds constituting Variable Insurance Products Fund III, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 09, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 305 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
VIP Mid Cap Portfolio
Initial Class	.62%
Actual		$1,000.00	$1,351.00	$3.66
Hypothetical-C		$1,000.00	$1,022.02	$3.15
Service Class	.72%
Actual		$1,000.00	$1,350.20	$4.25
Hypothetical-C		$1,000.00	$1,021.52	$3.66
Service Class 2.87%
Actual		$1,000.00	$1,349.30	$5.14
Hypothetical-C		$1,000.00	$1,020.76	$4.42
Investor Class	.70%
Actual		$1,000.00	$1,350.20	$4.14
Hypothetical-C		$1,000.00	$1,021.62	$3.56

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Mid Cap Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
VIP Mid Cap Portfolio
Initial Class	02/05/21	02/05/21	$0.151
Investor Class	02/05/21	02/05/21	$0.151
Service Class	02/05/21	02/05/21	$0.151
Service Class 2	02/05/21	02/05/21	$0.151

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $29,677,939, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class, Investor Class, Service Class, and Service Class 2 designates 100% of the dividends distributed in February and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	11,873,719,424.880	95.467
Withheld	563,733,484.061	4.533
TOTAL	12,437,452,908.941	100.000
Donald F. Donahue
Affirmative	11,885,423,471.800	95.562
Withheld	552,029,437.141	4.438
TOTAL	12,437,452,908.941	100.000
Bettina Doulton
Affirmative	11,132,346,192.263	95.686
Withheld	491,342,869.791	4.314
TOTAL	12,437,452,908.941	100.000
Vicki L. Fuller
Affirmative	11,897,618,142.237	95.660
Withheld	539,834,766.704	4.340
TOTAL	12,437,452,908.941	100.000
Patricia L. Kampling
Affirmative	11,903,021,284.235	95.703
Withheld	534,431,624.706	4.297
TOTAL	12,437,452,908.941	100.000
Alan J. Lacy
Affirmative	11,856,684,544.198	95.330
Withheld	580,768,364.743	4.670
TOTAL	12,437,452,908.941	100.000
Ned C. Lautenbach
Affirmative	11,824,513,544.259	95.072
Withheld	612,939,364.683	4.928
TOTAL	12,437,452,908.941	100.000
Robert A. Lawrence
Affirmative	11,101,337,946.609	95.494
Withheld	522,351,115.445	4.506
TOTAL	12,437,452,908.941	100.000
Joseph Mauriello
Affirmative	11,834,415,540.516	95.151
Withheld	603,037,368.425	4.849
TOTAL	12,437,452,908.941	100.000
Cornelia M. Small
Affirmative	11,856,824,619.655	95.332
Withheld	580,628,289.286	4.668
TOTAL	12,437,452,908.941	100.000
Garnett A. Smith
Affirmative	11,800,183,109.304	94.876
Withheld	637,269,799.637	5.124
TOTAL	12,437,452,908.941	100.000
David M. Thomas
Affirmative	11,862,989,291.482	95.381
Withheld	574,463,617.459	4.619
TOTAL	12,437,452,908.941	100.000
Susan Tomasky
Affirmative	11,892,512,654.887	95.619
Withheld	544,940,254.055	4.381
TOTAL	12,437,452,908.941	100.000
Michael E. Wiley
Affirmative	11,861,612,322.369	95.370
Withheld	575,840,586.573	4.630
TOTAL	12,437,452,908.941	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	4,257,785,983.316	82.911
Against	434,983,038.191	8.470
Abstain	442,624,139.880	8.619
Broker Non-Vote	0.00	0.00
TOTAL	5,135,393,161.387	100.000
Proposal 1 reflects trust wide proposal and voting results.

VIPMID-ANN-0221
1.735273.121

Fidelity® Variable Insurance Products:

Value Strategies Portfolio

Annual Report

December 31, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Past 10 years
Initial Class	8.26%	9.52%	9.47%
Service Class	8.18%	9.40%	9.38%
Service Class 2	8.02%	9.23%	9.21%
Investor Class	8.26%	9.44%	9.39%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Value Strategies Portfolio - Initial Class on December 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Period Ending Values
$24,724	VIP Value Strategies Portfolio - Initial Class
$27,115	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 18.40% in 2020, a highly volatile and unpredictable year that will be remembered by most investors for the impact of the coronavirus pandemic. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that culminated with the index closing the year at an all-time high. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings and the potential for a COVID-19 vaccine breakthrough. The rally slowed in early September, when the S&P 500 began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November (+11%) was a much different story, however, as investors reacted favorably to election results. The momentum continued in December (+4%), driven by regulatory approvals for two COVID-19 vaccines in the U.S. By sector for the full year, information technology (+44%) and consumer discretionary (+33%) led the way, boosted by a handful of large growth stocks. In contrast, energy shares (-34%) struggled along with global oil demand and pricing.

Comments from Portfolio Manager Matt Friedman:  For the fiscal year ending December 31, 2020, the fund's share classes gained about 8%, outperforming the 4.96% result of the benchmark Russell Midcap® Value index. Versus the benchmark, security selection was the primary contributor, especially within the real estate sector. Strong picks in financials also helped. Also bolstering performance was security selection in the consumer discretionary sector, especially within the consumer services industry. Our top individual relative contributor was an out-of-benchmark stake in Darling Ingredients (+101%). We reduced our stake the past year. Also boosting value was our overweighting in Tapestry, which gained 114%. This was a position we established the past 12 months. The fund's non-benchmark stake in Equinix, one of our largest holdings this period, gained roughly 25%. In contrast, the biggest detractor from performance versus the benchmark were stock picks and underweighting in health care. An underweighting and stock picking in the information technology sector, especially within the software & services industry, also hindered relative performance. Also hurting the fund's relative result was stock selection and an underweighting in the communication services sector, primarily within the media & entertainment industry. The biggest individual relative detractor was an overweight position in Noble Energy (-57%), which was a stake that was not held at the end of this period. A second notable relative detractor was our outsized stake in Capri Holdings (-69%), a position that was sold the past year. Another relative detractor was our overweighting in PVH (-60%), a position that was sold the past 12 months. Notable changes in positioning include increased exposure to the materials sector and a lower allocation to energy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2020

% of fund's net assets
Cigna Corp.	2.5
CubeSmart	2.0
CBRE Group, Inc.	2.0
The AES Corp.	1.9
Ameriprise Financial, Inc.	1.7
Tapestry, Inc.	1.7
Caesars Entertainment, Inc.	1.6
CenterPoint Energy, Inc.	1.6
Centene Corp.	1.6
Capital One Financial Corp.	1.6
18.2

Top Five Market Sectors as of December 31, 2020

% of fund's net assets
Financials	17.8
Industrials	17.3
Consumer Discretionary	11.1
Materials	10.0
Real Estate	8.7

Asset Allocation (% of fund's net assets)

As of December 31, 2020 *
Stocks	97.8%
Short-Term Investments and Net Other Assets (Liabilities)	2.2%

 * Foreign investments - 10.2%

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
COMMUNICATION SERVICES - 2.9%
Diversified Telecommunication Services - 0.7%
Liberty Global PLC Class C (a)	136,300	$3,223,495
Media - 2.2%
Interpublic Group of Companies, Inc.	256,200	6,025,824
Nexstar Broadcasting Group, Inc. Class A	46,000	5,022,740
		11,048,564

TOTAL COMMUNICATION SERVICES		14,272,059

CONSUMER DISCRETIONARY - 11.1%
Auto Components - 0.7%
Lear Corp.	21,400	3,403,242
Distributors - 1.2%
LKQ Corp. (a)	168,400	5,934,416
Diversified Consumer Services - 0.9%
Laureate Education, Inc. Class A (a)	308,000	4,484,480
Hotels, Restaurants & Leisure - 1.6%
Caesars Entertainment, Inc. (a)	108,400	8,050,868
Household Durables - 1.4%
Mohawk Industries, Inc. (a)	47,502	6,695,407
Internet & Direct Marketing Retail - 1.0%
eBay, Inc.	99,300	4,989,825
Leisure Products - 1.2%
Mattel, Inc. (a)	348,800	6,086,560
Specialty Retail - 1.4%
Lowe's Companies, Inc.	23,800	3,820,138
Sally Beauty Holdings, Inc. (a)(b)	236,000	3,077,440
		6,897,578
Textiles, Apparel & Luxury Goods - 1.7%
Tapestry, Inc.	262,895	8,170,777

TOTAL CONSUMER DISCRETIONARY		54,713,153

CONSUMER STAPLES - 6.0%
Food & Staples Retailing - 1.0%
U.S. Foods Holding Corp. (a)	150,600	5,016,486
Food Products - 2.1%
Darling Ingredients, Inc. (a)	100,763	5,812,010
Post Holdings, Inc. (a)	45,800	4,626,258
		10,438,268
Household Products - 1.9%
Energizer Holdings, Inc. (b)	87,400	3,686,532
Spectrum Brands Holdings, Inc.	70,500	5,568,090
		9,254,622
Tobacco - 1.0%
Altria Group, Inc.	119,500	4,899,500

TOTAL CONSUMER STAPLES		29,608,876

ENERGY - 4.1%
Oil, Gas & Consumable Fuels - 4.1%
Cheniere Energy, Inc. (a)	111,400	6,687,342
Hess Corp.	121,400	6,408,706
The Williams Companies, Inc.	235,800	4,727,790
Valero Energy Corp.	43,100	2,438,167
		20,262,005
FINANCIALS - 17.8%
Banks - 2.7%
First Citizens Bancshares, Inc.	8,000	4,594,160
M&T Bank Corp.	40,700	5,181,110
Signature Bank	26,100	3,531,069
		13,306,339
Capital Markets - 3.8%
Ameriprise Financial, Inc.	42,400	8,239,592
Lazard Ltd. Class A	123,514	5,224,642
LPL Financial	50,200	5,231,844
		18,696,078
Consumer Finance - 5.8%
Capital One Financial Corp.	77,400	7,650,990
Discover Financial Services	78,600	7,115,658
OneMain Holdings, Inc.	141,200	6,800,192
SLM Corp.	568,900	7,048,671
		28,615,511
Diversified Financial Services - 0.9%
Voya Financial, Inc.	79,200	4,657,752
Insurance - 4.6%
American International Group, Inc.	101,700	3,850,362
Assurant, Inc.	45,600	6,211,632
Fairfax Financial Holdings Ltd. (sub. vtg.)	6,900	2,351,768
Reinsurance Group of America, Inc.	31,400	3,639,260
The Travelers Companies, Inc.	45,700	6,414,909
		22,467,931

TOTAL FINANCIALS		87,743,611

HEALTH CARE - 6.6%
Health Care Equipment & Supplies - 0.8%
Hologic, Inc. (a)	49,800	3,626,934
Health Care Providers & Services - 4.8%
Centene Corp. (a)	128,900	7,737,867
Cigna Corp.	59,700	12,428,346
Laboratory Corp. of America Holdings (a)	17,900	3,643,545
		23,809,758
Pharmaceuticals - 1.0%
Jazz Pharmaceuticals PLC (a)	29,400	4,852,470

TOTAL HEALTH CARE		32,289,162

INDUSTRIALS - 17.3%
Air Freight & Logistics - 0.7%
FedEx Corp.	12,500	3,245,250
Building Products - 0.9%
Jeld-Wen Holding, Inc. (a)	174,400	4,422,784
Commercial Services & Supplies - 1.3%
The Brink's Co.	90,000	6,480,000
Construction & Engineering - 3.6%
AECOM (a)	114,400	5,694,832
Fluor Corp.	334,600	5,343,562
Willscot Mobile Mini Holdings (a)	284,100	6,582,597
		17,620,991
Electrical Equipment - 1.1%
Sensata Technologies, Inc. PLC (a)	102,500	5,405,850
Machinery - 1.4%
Allison Transmission Holdings, Inc.	158,400	6,831,792
Professional Services - 3.4%
ASGN, Inc. (a)	56,200	4,694,386
Manpower, Inc.	65,000	5,861,700
Nielsen Holdings PLC	299,300	6,246,391
		16,802,477
Road & Rail - 2.3%
Ryder System, Inc.	101,600	6,274,816
TFI International, Inc. (Canada)	101,600	5,230,456
		11,505,272
Trading Companies & Distributors - 2.6%
Beacon Roofing Supply, Inc. (a)	142,700	5,735,113
Univar, Inc. (a)	382,900	7,278,929
		13,014,042

TOTAL INDUSTRIALS		85,328,458

INFORMATION TECHNOLOGY - 5.4%
Electronic Equipment & Components - 1.3%
Flex Ltd. (a)	346,400	6,228,272
IT Services - 1.5%
DXC Technology Co.	166,500	4,287,375
Unisys Corp. (a)	152,777	3,006,651
		7,294,026
Semiconductors & Semiconductor Equipment - 1.3%
ON Semiconductor Corp. (a)	191,700	6,274,341
Software - 1.3%
SS&C Technologies Holdings, Inc.	89,900	6,540,225

TOTAL INFORMATION TECHNOLOGY		26,336,864

MATERIALS - 10.0%
Chemicals - 6.9%
Axalta Coating Systems Ltd. (a)	175,200	5,001,960
DuPont de Nemours, Inc.	81,539	5,798,238
Element Solutions, Inc.	259,500	4,600,935
Olin Corp.	276,501	6,790,865
Tronox Holdings PLC	446,800	6,532,216
W.R. Grace & Co.	96,700	5,301,094
		34,025,308
Construction Materials - 1.1%
Eagle Materials, Inc.	52,300	5,300,605
Containers & Packaging - 2.0%
Crown Holdings, Inc. (a)	61,800	6,192,360
O-I Glass, Inc.	327,800	3,900,820
		10,093,180

TOTAL MATERIALS		49,419,093

REAL ESTATE - 8.7%
Equity Real Estate Investment Trusts (REITs) - 6.7%
American Tower Corp.	18,600	4,174,956
CubeSmart	291,800	9,807,398
Douglas Emmett, Inc.	203,300	5,932,294
Equinix, Inc.	8,900	6,356,202
Equity Lifestyle Properties, Inc.	106,600	6,754,176
		33,025,026
Real Estate Management & Development - 2.0%
CBRE Group, Inc. (a)	153,600	9,633,792

TOTAL REAL ESTATE		42,658,818

UTILITIES - 7.9%
Electric Utilities - 3.0%
Edison International	120,200	7,550,964
PG&E Corp. (a)	581,600	7,246,736
		14,797,700
Independent Power and Renewable Electricity Producers - 3.3%
The AES Corp.	403,900	9,491,650
Vistra Corp.	349,600	6,873,136
		16,364,786
Multi-Utilities - 1.6%
CenterPoint Energy, Inc.	363,500	7,866,140

TOTAL UTILITIES		39,028,626

TOTAL COMMON STOCKS
(Cost $379,785,222)		481,660,725

Money Market Funds - 2.8%
Fidelity Cash Central Fund 0.11% (c)	12,360,357	12,362,829
Fidelity Securities Lending Cash Central Fund 0.11% (c)(d)	1,395,702	1,395,842
TOTAL MONEY MARKET FUNDS
(Cost $13,758,671)		13,758,671
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $393,543,893)		495,419,396
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(2,857,996)
NET ASSETS - 100%		$492,561,400

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$13,293
Fidelity Securities Lending Cash Central Fund	15,065
Total	$28,358

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$14,272,059	$14,272,059	$--	$--
Consumer Discretionary	54,713,153	54,713,153	--	--
Consumer Staples	29,608,876	29,608,876	--	--
Energy	20,262,005	20,262,005	--	--
Financials	87,743,611	87,743,611	--	--
Health Care	32,289,162	32,289,162	--	--
Industrials	85,328,458	85,328,458	--	--
Information Technology	26,336,864	26,336,864	--	--
Materials	49,419,093	49,419,093	--	--
Real Estate	42,658,818	42,658,818	--	--
Utilities	39,028,626	39,028,626	--	--
Money Market Funds	13,758,671	13,758,671	--	--
Total Investments in Securities:	$495,419,396	$495,419,396	$--	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.8%
United Kingdom	4.4%
Bermuda	2.0%
Canada	1.5%
Singapore	1.3%
Ireland	1.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value (including securities loaned of $1,368,626) — See accompanying schedule: Unaffiliated issuers (cost $379,785,222)	$481,660,725
Fidelity Central Funds (cost $13,758,671)	13,758,671
Total Investment in Securities (cost $393,543,893)		$495,419,396
Receivable for fund shares sold		436,826
Dividends receivable		420,896
Distributions receivable from Fidelity Central Funds		1,367
Prepaid expenses		468
Other receivables		12,774
Total assets		496,291,727
Liabilities
Payable for fund shares redeemed	$2,012,177
Accrued management fee	211,301
Distribution and service plan fees payable	48,441
Other affiliated payables	50,365
Other payables and accrued expenses	12,243
Collateral on securities loaned	1,395,800
Total liabilities		3,730,327
Net Assets		$492,561,400
Net Assets consist of:
Paid in capital		$405,911,489
Total accumulated earnings (loss)		86,649,911
Net Assets		$492,561,400
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($95,708,247 ÷ 7,063,488 shares)		$13.55
Service Class:
Net Asset Value, offering price and redemption price per share ($19,115,464 ÷ 1,415,380 shares)		$13.51
Service Class 2:
Net Asset Value, offering price and redemption price per share ($228,030,576 ÷ 16,666,002 shares)		$13.68
Investor Class:
Net Asset Value, offering price and redemption price per share ($149,707,113 ÷ 11,141,040 shares)		$13.44

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Dividends		$7,219,092
Income from Fidelity Central Funds (including $15,065 from security lending)		28,358
Total income		7,247,450
Expenses
Management fee	$1,959,190
Transfer agent fees	303,455
Distribution and service plan fees	483,223
Accounting fees	143,601
Custodian fees and expenses	15,115
Independent trustees' fees and expenses	2,089
Audit	62,096
Legal	4,924
Miscellaneous	12,628
Total expenses before reductions	2,986,321
Expense reductions	(41,012)
Total expenses after reductions		2,945,309
Net investment income (loss)		4,302,141
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(15,233,057)
Fidelity Central Funds	44
Foreign currency transactions	(6,761)
Total net realized gain (loss)		(15,239,774)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	44,777,283
Assets and liabilities in foreign currencies	113
Total change in net unrealized appreciation (depreciation)		44,777,396
Net gain (loss)		29,537,622
Net increase (decrease) in net assets resulting from operations		$33,839,763

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,302,141	$5,941,378
Net realized gain (loss)	(15,239,774)	20,221,719
Change in net unrealized appreciation (depreciation)	44,777,396	87,284,359
Net increase (decrease) in net assets resulting from operations	33,839,763	113,447,456
Distributions to shareholders	(24,950,740)	(41,712,136)
Share transactions - net increase (decrease)	53,759,415	18,653,708
Total increase (decrease) in net assets	62,648,438	90,389,028
Net Assets
Beginning of period	429,912,962	339,523,934
End of period	$492,561,400	$429,912,962

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Value Strategies Portfolio Initial Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$13.31	$11.11	$14.27	$15.77	$14.54
Income from Investment Operations
Net investment income (loss)A	.14	.20B	.17	.25C	.23
Net realized and unrealized gain (loss)	.88	3.39	(2.58)	2.35	1.17
Total from investment operations	1.02	3.59	(2.41)	2.60	1.40
Distributions from net investment income	(.15)	(.21)	(.13)	(.22)	(.17)
Distributions from net realized gain	(.63)	(1.18)	(.62)	(3.88)	–
Total distributions	(.78)	(1.39)	(.75)	(4.10)	(.17)
Net asset value, end of period	$13.55	$13.31	$11.11	$14.27	$15.77
Total ReturnD,E	8.26%	34.53%	(17.32)%	19.36%	9.62%
Ratios to Average Net AssetsF,G
Expenses before reductions	.66%	.66%	.67%	.68%	.67%
Expenses net of fee waivers, if any	.66%	.66%	.67%	.68%	.67%
Expenses net of all reductions	.65%	.66%	.66%	.67%	.67%
Net investment income (loss)	1.32%	1.64%B	1.29%	1.74%C	1.56%
Supplemental Data
Net assets, end of period (000 omitted)	$95,708	$83,357	$77,279	$99,324	$93,648
Portfolio turnover rateH	85%	68%	68%	53%	108%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.03 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.36%.

 C Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.05 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.38%.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Value Strategies Portfolio Service Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$13.27	$11.09	$14.23	$15.74	$14.52
Income from Investment Operations
Net investment income (loss)A	.13	.19B	.16	.23C	.21
Net realized and unrealized gain (loss)	.88	3.37	(2.56)	2.34	1.17
Total from investment operations	1.01	3.56	(2.40)	2.57	1.38
Distributions from net investment income	(.14)	(.20)	(.12)	(.20)	(.16)
Distributions from net realized gain	(.63)	(1.18)	(.62)	(3.88)	–
Total distributions	(.77)	(1.38)	(.74)	(4.08)	(.16)
Net asset value, end of period	$13.51	$13.27	$11.09	$14.23	$15.74
Total ReturnD,E	8.18%	34.29%	(17.33)%	19.21%	9.48%
Ratios to Average Net AssetsF,G
Expenses before reductions	.76%	.76%	.77%	.78%	.77%
Expenses net of fee waivers, if any	.76%	.76%	.77%	.78%	.77%
Expenses net of all reductions	.75%	.76%	.76%	.77%	.77%
Net investment income (loss)	1.22%	1.54%B	1.19%	1.64%C	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$19,115	$20,992	$16,586	$22,859	$21,949
Portfolio turnover rateH	85%	68%	68%	53%	108%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.03 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.26%.

 C Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.05 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Value Strategies Portfolio Service Class 2

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$13.43	$11.21	$14.38	$15.86	$14.64
Income from Investment Operations
Net investment income (loss)A	.12	.17B	.14	.21C	.19
Net realized and unrealized gain (loss)	.88	3.41	(2.59)	2.37	1.17
Total from investment operations	1.00	3.58	(2.45)	2.58	1.36
Distributions from net investment income	(.12)	(.18)	(.10)	(.18)	(.14)
Distributions from net realized gain	(.63)	(1.18)	(.62)	(3.88)	–
Total distributions	(.75)	(1.36)	(.72)	(4.06)	(.14)
Net asset value, end of period	$13.68	$13.43	$11.21	$14.38	$15.86
Total ReturnD,E	8.02%	34.10%	(17.50)%	19.08%	9.27%
Ratios to Average Net AssetsF,G
Expenses before reductions	.91%	.91%	.92%	.93%	.92%
Expenses net of fee waivers, if any	.91%	.91%	.92%	.92%	.92%
Expenses net of all reductions	.90%	.91%	.91%	.92%	.92%
Net investment income (loss)	1.07%	1.39%B	1.04%	1.49%C	1.31%
Supplemental Data
Net assets, end of period (000 omitted)	$228,031	$220,982	$160,274	$210,354	$187,876
Portfolio turnover rateH	85%	68%	68%	53%	108%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.03 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.11%.

 C Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.05 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.13%.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Value Strategies Portfolio Investor Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$13.20	$11.04	$14.18	$15.69	$14.47
Income from Investment Operations
Net investment income (loss)A	.14	.19B	.16	.23C	.22
Net realized and unrealized gain (loss)	.87	3.35	(2.56)	2.34	1.16
Total from investment operations	1.01	3.54	(2.40)	2.57	1.38
Distributions from net investment income	(.14)	(.20)	(.12)	(.21)	(.16)
Distributions from net realized gain	(.63)	(1.18)	(.62)	(3.88)	–
Total distributions	(.77)	(1.38)	(.74)	(4.08)D	(.16)
Net asset value, end of period	$13.44	$13.20	$11.04	$14.18	$15.69
Total ReturnE,F	8.26%	34.27%	(17.37)%	19.30%	9.53%
Ratios to Average Net AssetsG,H
Expenses before reductions	.74%	.74%	.75%	.76%	.75%
Expenses net of fee waivers, if any	.74%	.74%	.75%	.76%	.75%
Expenses net of all reductions	.73%	.74%	.74%	.75%	.75%
Net investment income (loss)	1.24%	1.56%B	1.21%	1.66%C	1.48%
Supplemental Data
Net assets, end of period (000 omitted)	$149,707	$104,581	$85,385	$121,110	$117,276
Portfolio turnover rateI	85%	68%	68%	53%	108%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.03 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

 C Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.05 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.29%.

 D Total distributions per share do not sum due to rounding.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020

1. Organization.

VIP Value Strategies Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of ADRs, futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships and losses deferred due to wash sales and capital loss carryfowards.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$110,107,585
Gross unrealized depreciation	(11,034,942)
Net unrealized appreciation (depreciation)	$99,072,643
Tax Cost	$396,346,753

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$689,268
Capital loss carryforward	$(13,112,052)
Net unrealized appreciation (depreciation) on securities and other investments	$99,072,697

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(12,434,631)
Long-term	(677,421)
Total capital loss carryforward	$(13,112,052)

The tax character of distributions paid was as follows:

	December 31, 2020	December 31, 2019
Ordinary Income	$6,026,245	$6,018,394
Long-term Capital Gains	18,924,495	35,693,742
Total	$24,950,740	$41,712,136

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Value Strategies Portfolio	335,067,644	311,212,119

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$16,448
Service Class 2	466,775
$483,223

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. Effective February 1, 2020, the Board approved to change the fee from .145% to .142% for Investor Class, and from .065% to .064% for all other classes. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$48,721.06
Service Class	10,433.06
Service Class 2	118,502.06
Investor Class	125,799.14
	$303,455

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Value Strategies Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Value Strategies Portfolio	$10,462

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note, and amounted to $41,968,445 and $31,069,156, respectively.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
VIP Value Strategies Portfolio	$868

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Value Strategies Portfolio	$1,518	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $39,323 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,689.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2020	Year ended December 31, 2019
Distributions to shareholders
Initial Class	$5,042,291	$9,205,312
Service Class	1,149,494	2,084,878
Service Class 2	12,433,558	19,932,639
Investor Class	6,325,397	10,489,307
Total	$24,950,740	$41,712,136

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2020	Year ended December 31, 2019	Year ended December 31, 2020	Year ended December 31, 2019
Initial Class
Shares sold	3,393,775	921,803	$35,537,580	$11,222,847
Reinvestment of distributions	406,190	808,256	5,042,291	9,205,312
Shares redeemed	(3,001,429)	(2,418,666)	(32,702,956)	(29,808,220)
Net increase (decrease)	798,536	(688,607)	$7,876,915	$(9,380,061)
Service Class
Shares sold	174,956	187,699	$1,767,349	$2,316,127
Reinvestment of distributions	92,930	183,456	1,149,494	2,084,878
Shares redeemed	(434,986)	(284,873)	(4,718,892)	(3,440,970)
Net increase (decrease)	(167,100)	86,282	$(1,802,049)	$960,035
Service Class 2
Shares sold	2,589,987	2,012,188	$28,270,081	$24,961,583
Reinvestment of distributions	992,555	1,732,895	12,433,558	19,932,639
Shares redeemed	(3,368,070)	(1,588,785)	(35,982,187)	(19,392,966)
Net increase (decrease)	214,472	2,156,298	$4,721,452	$25,501,256
Investor Class
Shares sold	5,639,298	1,217,186	$67,496,060	$14,730,629
Reinvestment of distributions	513,158	927,017	6,325,397	10,489,307
Shares redeemed	(2,931,577)	(1,958,595)	(30,858,360)	(23,647,458)
Net increase (decrease)	3,220,879	185,608	$42,963,097	$1,572,478

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 34% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 36% of the total outstanding shares of the Fund.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund III and Shareholders of VIP Value Strategies Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Value Strategies Portfolio (the "Fund"), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 9, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 305 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
VIP Value Strategies Portfolio
Initial Class	.66%
Actual		$1,000.00	$1,361.00	$3.92
Hypothetical-C		$1,000.00	$1,021.82	$3.35
Service Class	.76%
Actual		$1,000.00	$1,361.40	$4.51
Hypothetical-C		$1,000.00	$1,021.32	$3.86
Service Class 2.91%
Actual		$1,000.00	$1,359.40	$5.40
Hypothetical-C		$1,000.00	$1,020.56	$4.62
Investor Class	.74%
Actual		$1,000.00	$1,361.80	$4.39
Hypothetical-C		$1,000.00	$1,021.42	$3.76

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

Initial Class designates 42% and 100%; Service Class designates 43% and 100%; Service Class 2 designates 44% and 100%; and Investor Class designates 43% and 100%; of the dividends distributed in February and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	11,873,719,424.880	95.467
Withheld	563,733,484.061	4.533
TOTAL	12,437,452,908.941	100.000
Donald F. Donahue
Affirmative	11,885,423,471.800	95.562
Withheld	552,029,437.141	4.438
TOTAL	12,437,452,908.941	100.000
Bettina Doulton
Affirmative	11,132,346,192.263	95.686
Withheld	491,342,869.791	4.314
TOTAL	12,437,452,908.941	100.000
Vicki L. Fuller
Affirmative	11,897,618,142.237	95.660
Withheld	539,834,766.704	4.340
TOTAL	12,437,452,908.941	100.000
Patricia L. Kampling
Affirmative	11,903,021,284.235	95.703
Withheld	534,431,624.706	4.297
TOTAL	12,437,452,908.941	100.000
Alan J. Lacy
Affirmative	11,856,684,544.198	95.330
Withheld	580,768,364.743	4.670
TOTAL	12,437,452,908.941	100.000
Ned C. Lautenbach
Affirmative	11,824,513,544.259	95.072
Withheld	612,939,364.683	4.928
TOTAL	12,437,452,908.941	100.000
Robert A. Lawrence
Affirmative	11,101,337,946.609	95.494
Withheld	522,351,115.445	4.506
TOTAL	12,437,452,908.941	100.000
Joseph Mauriello
Affirmative	11,834,415,540.516	95.151
Withheld	603,037,368.425	4.849
TOTAL	12,437,452,908.941	100.000
Cornelia M. Small
Affirmative	11,856,824,619.655	95.332
Withheld	580,628,289.286	4.668
TOTAL	12,437,452,908.941	100.000
Garnett A. Smith
Affirmative	11,800,183,109.304	94.876
Withheld	637,269,799.637	5.124
TOTAL	12,437,452,908.941	100.000
David M. Thomas
Affirmative	11,862,989,291.482	95.381
Withheld	574,463,617.459	4.619
TOTAL	12,437,452,908.941	100.000
Susan Tomasky
Affirmative	11,892,512,654.887	95.619
Withheld	544,940,254.055	4.381
TOTAL	12,437,452,908.941	100.000
Michael E. Wiley
Affirmative	11,861,612,322.369	95.370
Withheld	575,840,586.573	4.630
TOTAL	12,437,452,908.941	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	222,312,265.595	75.714
Against	27,660,849.161	9.421
Abstain	43,647,950.267	14.865
Broker Non-Vote	0.00	0.00
TOTAL	293,621,065.023	100.000
Proposal 1 reflects trust wide proposal and voting results.

VIPVS-ANN-0221
1.781994.118

Item 2.

Code of Ethics

As of the end of the period, December 31, 2020, Variable Insurance Products Fund III (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to VIP Balanced Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio and VIP Value Strategies Portfolio (the “Funds”):

Services Billed by Deloitte Entities

December 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Balanced Portfolio	$51,600	$-	$10,600	$1,300
VIP Dynamic Capital Appreciation Portfolio	$34,300	$-	$9,200	$900
VIP Growth & Income Portfolio	$43,400	$-	$9,000	$1,100
VIP Growth Opportunities Portfolio	$45,800	$-	$7,400	$1,100
VIP Value Strategies Portfolio	$40,400	$-	$11,100	$1,100

December 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Balanced Portfolio	$56,000	$100	$6,900	$1,300
VIP Dynamic Capital Appreciation Portfolio	$37,000	$100	$6,400	$900
VIP Growth & Income Portfolio	$46,000	$100	$6,900	$1,100
VIP Growth Opportunities Portfolio	$48,000	$100	$5,200	$1,100
VIP Value Strategies Portfolio	$44,000	$100	$7,800	$1,100

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to VIP Mid Cap Portfolio (the “Fund”):

Services Billed by PwC

December 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Mid Cap Portfolio	$40,200	$3,600	$7,500	$1,500

December 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Mid Cap Portfolio	$46,000	$3,800	$3,100	$1,600

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	December 31, 2020A	December 31, 2019A
Audit-Related Fees	$-	$290,000
Tax Fees	$-	$5,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	December 31, 2020A	December 31, 2019A
Audit-Related Fees	$9,377,400	$7,705,000
Tax Fees	$30,000	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2020A	December 31, 2019A
Deloitte Entities	$554,400	$615,000
PwC	$14,494,900	$12,365,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund III

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 18, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 18, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 18, 2021